[LOGO] CDC NVEST FUNDS(SM)
CDC IXIS Asset Management Distributors

                              Semiannual Report
                              June 30, 2002

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                              CDC Nvest Large Cap Growth Fund
                              Vaughan, Nelson, Scarborough & McCullough

                              CDC Nvest Capital Growth Fund
                              Westpeak Global Advisors

                              CDC Nvest Targeted Equity Fund
                              Capital Growth Management Limited Partnership

                              CDC Nvest Growth and Income Fund
                              Westpeak Global Advisors

                              CDC Nvest Balanced Fund
                              Loomis, Sayles & Company
                              Jurika & Voyles

                              CDC Nvest Jurika & Voyles Relative Value Fund Jurika & Voyles

                              CDC Nvest Large Cap Value Fund
                              Vaughan, Nelson, Scarborough & McCullough

                              CDC Nvest Mid Cap Growth Fund
                              Loomis, Sayles & Company

                              CDC Nvest Select Fund
                              Harris Associates

                              CDC Nvest Jurika & Voyles Small Cap Growth Fund Jurika & Voyles

                              CDC Nvest International Equity Fund
                              Loomis, Sayles & Company

                               TABLE OF CONTENTS

Semiannual Report June 30, 2002

President's Letter .........................................................   i
Economic Update ............................................................   1
Portfolio Managers' Commentary and Performance
  CDC Nvest Large Cap Growth Fund ..........................................   2
  CDC Nvest Capital Growth Fund ............................................   4
  CDC Nvest Targeted Equity Fund ...........................................   6
  CDC Nvest Growth and Income Fund .........................................   8
  CDC Nvest Balanced Fund ..................................................  10
  CDC Nvest Jurika & Voyles Relative Value Fund ............................  12
  CDC Nvest Large Cap Value Fund ...........................................  14
  CDC Nvest Mid Cap Growth Fund ............................................  16
  CDC Nvest Select Fund ....................................................  18
  CDC Nvest Jurika & Voyles Small Cap Growth Fund ..........................  20
  CDC Nvest International Equity Fund ......................................  22
Risks of Investing in CDC Nvest Equity Funds ...............................  24
Financial Statements
Schedules of Investments
  CDC Nvest Large Cap Growth Fund ..........................................  25
  CDC Nvest Capital Growth Fund ............................................  26
  CDC Nvest Targeted Equity Fund ...........................................  28
  CDC Nvest Growth and Income Fund .........................................  29
  CDC Nvest Balanced Fund ..................................................  30
  CDC Nvest Jurika & Voyles Relative Value Fund ............................  33
  CDC Nvest Large Cap Value Fund ...........................................  35
  CDC Nvest Mid Cap Growth Fund ............................................  37
  CDC Nvest Select Fund ....................................................  39
  CDC Nvest Jurika & Voyles Small Cap Growth Fund ..........................  40
  CDC Nvest International Equity Fund ......................................  42
Statements of Assets and Liabilities .......................................  44
Statements of Operations ...................................................  46
Statements of Changes in Net Assets ........................................  48
Financial Highlights .......................................................  52
Notes to Financial Statements ..............................................  65

                               PRESIDENT'S LETTER

August 2002
--------------------------------------------------------------------------------

[PHOTO OF JOHN T. HAILER]

John T. Hailer
President
CDC Nvest Funds

"This consensus [on the outlook for the economy] among our growth, value, international, fixed-income and real estate specialists gives us confidence in the future of the investment markets."

Dear Shareholder:

For many investors, living in the post-bubble economy has meant taking a more jaded outlook on the world. The horror of September 11, the shock of scandals at Enron, Arthur Andersen and now WorldCom, coupled with continuing erratic performance of the financial markets, are enough to alter the hopes of even the most optimistic individual.

We at CDC Nvest Funds believe that this is precisely the time for optimism. A time to put fears and doubts aside and focus on the core investment principles that can help us weather short-term market disruptions and pursue long-term financial goals with confidence: Invest for the long-term, diversify your portfolio, and seek professional investment advice.

We recently turned to portfolio managers from 13 of our affiliated firms and unaffiliated business partners to ask for their outlook on the economy. These 58 experienced investment managers, representing a diverse cross section of investment disciplines and specialties, were positive about economic prospects for the rest of the year.

Normally, we look to our managers for their independent thinking and unique investment perspective. This consensus among our growth, value, international, fixed-income and real estate specialists gives us confidence in the future of the investment markets. To help you gain a personal perspective on the current state of the economy, this report begins with a summary of economic activity in the past six months.

One of the key benefits of the multi-manager approach we apply to CDC Nvest Funds is the added flexibility it gives us to match management talent to specific investments. But our involvement does not end when a manager has been assigned to a fund. As an organization, we continually monitor the investment performance of each management team and we will make changes when appropriate.

Most recently we put this capability to work by appointing Harris Associates interim manager for CDC Nvest Growth and Income Fund, giving our shareholders access to the consistent value strategies that investors in The Oakmark Family of Funds have known for 25 years.

In considering the many challenges presented by today's quickly changing marketplace, we would like to recognize the efforts of the portfolio managers who are responsible for the CDC Nvest family of funds. They have demonstrated their ability to keep their investment decisions in line with fund objectives and to be responsive to an unpredictable investment market.

Please take some time to review their reports on the investment environment and their investment decisions over the past six months. We believe you will find them informative and educational. As always we encourage you to speak with your financial advisor to learn more about the information covered here.

Sincerely,

/s/ John T. Hailer

                                ECONOMIC UPDATE

                                                                     August 2002
--------------------------------------------------------------------------------

THE ECONOMY

When the U. S. Commerce Department released its report in late July, it showed that domestic growth slowed to an annual rate of 1.1% in the second quarter, down from its revised first-quarter growth rate of 5.0%. The same report provided revised numbers for 2001, indicating that Gross Domestic Product (GDP) declined in three out of four quarters in 2001, ending the debate over whether last year's slump qualified as a recession. Despite this sluggish activity and a barrage of bad news ranging from corporate accounting irregularities to new terrorist warnings, some key indicators support the view that the economy will continue to expand. The manufacturing sector reported its fifth consecutive month of growth in June. Job growth has accelerated and the unemployment rate has held steady at around 5.8%. However, job-cut announcements rose 11.5% in June, led by cuts in the telecommunications sector. And although consumers earned more, they tightened their purse strings, according to Commerce Department figures. Construction spending also slipped near the end of the second quarter, creating enough uncertainty to prompt the Federal Reserve Board to leave short-term interest rates unchanged at 1.75% when it met in June.

--------------------------------------------------------------------------------
                          Consumer Confidence and GDP
                          June 1997 through June 2002

[THE FOLLOWING INFORMATION WAS REPRESENTED AS A BAR AND LINE CHART IN THE PRINTED MATERIAL]

            Consumer Confidence Index      Gross Domestic Product (GDP)
                   (1985 = 100)                (Quarterly % change)
                     [Line]                           [Bar]

6/97                   5.9                            129.9
                       4.2                            130.2
12/97                  2.8                            136.2
                       6.1                            133.8
6/98                   2.2                            138.2
                       4.1                            126.4
12/98                  6.7                            126.7
                       3.0                              134
6/99                   2.0                              139
                       5.2                            134.2
12/99                  7.1                            141.7
                       2.6                            137.1
6/00                   4.8                            139.2
                       0.6                            142.5
12/00                 -1.1                            128.6
                      -0.6                            116.9
6/01                  -1.6                            118.9
                      -0.3                               97
12/01                  2.7                             94.6
                       5.0                            110.7
6/02                   1.1                            106.4

Source: The Consumer Confidence Index is compiled by The Conference Board based on a monthly survey of 5,000 U.S. households. The GDP is compiled quarterly by the U.S. Commerce Department based on the total market value of goods and services produced each year.

When consumers are confident, they spend money; when they are anxious, they retrench. Although GDP measures business as well as consumer spending, consumer activity accounts for two-thirds of the index. The chart shows that consumer confidence began to decline in September 2000, with a sharp drop in September 2001 after the terrorist attacks on the United States. The increase in confidence in the first quarter of 2002 was reflected in strong GDP numbers before a string of corporate scandals led to a retreat.
--------------------------------------------------------------------------------

THE EQUITY MARKETS

Good economic news was not enough to offset the impact on stock prices of a steady stream of revelations of questionable accounting practices. During the first half of 2002, the Dow Jones Industrial Average lost 7.77%, the tech-heavy Nasdaq was off 24.98% and the broad-based S&P 500 fell 13.16%. Technology, telecommunications and energy-trading firms suffered the most as a result of investors' loss of confidence and individual companies' woes. Yet some segments of the market managed solid gains, including defense, consumer and homebuilding stocks. Attention is now focusing on the next round of corporate earnings reports, which have the potential to lift consumer confidence or drive it down further. One hopeful note: The number of companies that have posted advance warnings of earnings disappointments has slowed recently.

Outside the United States, foreign markets were lackluster. The Morgan Stanley Capital International EAFE Index, a broad measure of stock market performance in industrialized nations, lost 1.62% for the half year, and most emerging markets posted losses. Japan added to its first quarter gains as the yen rose against the dollar and investors pinned their hopes on exports to jump-start an economic recovery.

THE FIXED-INCOME MARKETS

Treasury securities were less volatile than the rest of the fixed-income markets in the first half of 2002, as uncertainty about the economy and corporate scandals kept demand for safety at high levels. The yield on the benchmark 10-year U.S. Treasury bonds rose from 4.57% at the beginning of January to 5.39% at the end of March, and then subsided to 4.82% at June 30 - almost a round trip. However, high-yield bonds pulled back, sending prices down as bankruptcies remained high. The mortgage market edged downward as lower interest rates provided new incentive for homeowners to refinance. Municipal bonds did well as rising demand more than offset rising supply.

                        CDC NVEST LARGE CAP GROWTH FUND

                                                               Portfolio Profile
--------------------------------------------------------------------------------

Objective:

Seeks long-term growth of capital

Strategy:

Focuses on common stocks of large-cap companies that VNSM believes have better than average long-term growth potential

Inception Date:

September 1, 1998

Manager:

Brian A. Grove, Christopher T. McMillin, William R. Berger
Vaughan, Nelson, Scarborough & McCullough, L.P. (VNSM)

Symbols:

Class A       NRLAX
Class B       NRLBX
Class C       NRLCX
Class Y       NRLYX

Net Asset Value Per Share:
(June 30, 2002)

Class A      $10.31
Class B       10.13
Class C       10.13
Class Y       10.41

                                                           Management Discussion
--------------------------------------------------------------------------------

Mid-cap growth and value stocks fared better than the market during the first half of 2002, as a cloud of doubt depressed prices of many large-cap stocks. However, we continue to focus on some of the largest growth-oriented companies in the tech sector. Although this hurt CDC Nvest Large Cap Growth Fund's six-month performance, we believe our strategy will prove effective in the long run.

Based on the net asset value of Class A shares, the fund's total return for the six months ended June 30, 2002 was -25.51%. For the same period, the Russell 1000 Growth Index, the fund's benchmark, returned -20.78%, while the average return on the funds in Morningstar's Large Cap Growth category was -18.22%.

INVESTORS LOSE CONFIDENCE IN LARGE-CAP COMPANIES

This fund seeks companies with long track records of double-digit earnings growth - the types of companies that traditionally have powered the U.S. economy. Recently, however, concerns about accounting practices and oversight by boards of directors, combined with an uncertain economy, have undermined investor confidence in many well-known companies. We believe most large-cap companies offer investors financial stability, branded products and long histories of success and this may help them return to favor in time. At today's levels, many top-quality companies are selling at low prices.

MAJOR TECH COMPANIES WERE HIT HARD

The fund continues to feature large high-tech companies, including Microsoft, Intel and Cisco Systems. Although this emphasis on high-tech hurt the fund's total return and its competitive standing, we believe these companies have superior long-term prospects once an economic recovery gets underway.

However, things change. Our belief in the management and growth potential of Tyco International, a global manufacturing giant, waned when it became clear that management had abandoned its successful consolidation strategy. The stock fell off sharply as concerns mounted about Tyco's corporate governance and accounting practices. We sold the fund's holdings before the stock reached its low for the period, but not before it impaired performance.

Even though it was a small position, the fund's exposure to telecommunications company Qwest also had a negative impact and we eliminated the position in March. Price competition weakened revenues and the company's debt burden limited its flexibility.

AVIATION/DEFENSE FARED WELL, MEDICAL TECH WAS MIXED

The fund's position in Honeywell International, a giant in aviation electronics, was a plus for the portfolio. Northrop Grumman, a leader in defense electronics, also performed well as plans for increased defense spending followed the September 11 terrorist attacks. In the medical sector, the portfolio included Laboratory Corporation of America, which specializes in medical testing for hospitals and doctor's offices. The stock held up relatively well, while other medical holdings fell off sharply. For example, Schering-Plough Corp. ran into inspection problems with the FDA.

MANAGER EXPECTS RECOVERY TO BENEFIT LARGE-CAP GROWTH STOCKS

Low interest and tax rates may help stimulate investment, but the economic slowdown will not make a meaningful turnaround until demand increases for the products and services offered by the nation's largest companies. Barring any significant new developments, we expect to see improvements by the end of 2002, with increases in consumer confidence leading to greater corporate spending. We believe the current low valuations of large-cap growth stocks reflect the widespread loss of confidence that has filtered through the marketplace, rather than any fundamental weakness in the companies' prospects. If we are correct, CDC Nvest Large Cap Growth Fund should provide investors with strong potential for long-term capital growth.

                        CDC NVEST LARGE CAP GROWTH FUND

                                        Investment Results through June 30, 2002
--------------------------------------------------------------------------------

Performance in Perspective

The charts comparing CDC Nvest Large Cap Growth Fund's performance to a benchmark index provide you with a general sense of how the fund performed. To put this information in context, it may be helpful to understand the differences between the two. The fund's total return for the period shown below appears with and without sales charges and includes fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. In addition, few investors could purchase all of the securities necessary to match the index and would incur transaction costs and other expenses even if they could.

                                Growth of a $10,000 Investment in Class A Shares
--------------------------------------------------------------------------------

[THE FOLLOWING INFORMATION WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]

          Net Asset      Maximum Sales      Russell 1000
          Value(1)         Charge(2)          Growth(5)       S&P 500(4)

9/1/98      10000            9425              10000            10000
            10320            9727              10000            10000
            11130           10490              10804            10813
            12100           11404              11626            11469
12/98       13762           12971              12674            12130
            15763           14856              13418            12637
            14572           13735              12805            12244
            15473           14583              13479            12734
            15713           14809              13497            13227
            14742           13895              13082            12915
6/99        15463           14574              13998            13632
            15153           14281              13553            13206
            14983           14121              13775            13141
            15413           14527              13485            12780
            16213           15281              14504            13589
            17773           16751              15286            13865
12/99       21274           20051              16876            14682
            20284           19118              16085            13944
            22544           21248              16871            13680
            24075           22691              18079            15019
            21584           20343              17218            14567
            20674           19485              16351            14268
6/00        21444           20211              17591            14620
            20874           19674              16857            14391
            22925           21606              18384            15285
            21674           20428              16645            14478
            20744           19551              15857            14417
            18544           17477              13520            13280
12/00       19316           18206              13092            13345
            19898           18754              13996            13819
            17604           16592              11620            12559
            15656           14755              10356            11763
            16937           15963              11665            12677
            16948           15973              11494            12762
6/01        16183           15253              11228            12452
            16151           15222              10947            12329
            14924           14065              10052            11557
            13341           12574               9048            10624
            13911           13111               9523            10826
            15128           14258              10438            11657
12/01       14902           14045              10418            11759
            14299           13477              10234            11587
            13588           12807               9809            11364
            13868           13071              10149            11791
            12458           11741               9320            11077
            12027           11335               9095            10995
6/02        11101           10463               8254            10212

                                   Average Annual Total Returns -- June 30, 2002
--------------------------------------------------------------------------------

Class A (Inception 9/1/98)                       6 Months(8)          1 Year(8)       Since Inception(8)
Net Asset Value(1)                                 -25.51%             -31.40%               2.76%
With Maximum Sales Charge(2)                       -29.77              -35.36                1.19

Class B (Inception 10/29/99)

Net Asset Value(1)                                 -25.62              -31.78              -13.77
With CDSC(3)                                       -29.34              -35.20              -14.68

Class C (Inception 10/29/99)

Net Asset Value(1)                                 -25.62              -31.78              -13.77
With Maximum Sales Charge and CDSC(3)              -27.12              -33.14              -14.09

Class Y (Inception 10/29/99)

Net Asset Value(1)                                 -25.27              -31.11              -12.91

--------------------------------------------------------------------------------

                                                                              Since        Since
                                                                             Class A    Class B, C, Y
Comparative Performance                        6 Months        1 Year      Inception(9)  Inception(9)
S&P 500(4)                                       -13.16%       -17.99%         0.56%       -10.16%
Russell 1000 Growth(5)                           -20.78        -26.49         -4.99        -19.06
Morningstar Large Cap Growth Fund Avg.(6)        -18.22        -25.43         -1.80        -15.19
Lipper Large Cap Growth Funds Avg.(7)            -18.68        -25.53         -2.52        -15.87

All returns represent past performance and do not guarantee future results. Share price and return will vary and you may have a gain or loss when you sell your shares. All results include reinvestment of dividends and capital gains. Current returns may be higher or lower than those shown. Class Y shares are available only to certain institutional investors. The fund's performance history includes periods from the predecessor fund.

The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

                                                                 Portfolio Facts
--------------------------------------------------------------------------------

                                                            % of Net Assets
                                                                 as of
Fund Composition                                          6/30/02      12/31/01
--------------------------------------------------------------------------------
Common Stocks                                               98.0         99.8
--------------------------------------------------------------------------------
Short Term Investments
  and Other                                                  2.0          0.2
--------------------------------------------------------------------------------

                                                            % of Net Assets
                                                                 as of
Ten Largest Holdings                                      6/30/02      12/31/01
--------------------------------------------------------------------------------
American International Group, Inc.                           5.1          5.0
--------------------------------------------------------------------------------
Microsoft Corp.                                              5.0          5.0
--------------------------------------------------------------------------------
Honeywell International, Inc.                                4.9          3.2
--------------------------------------------------------------------------------
Wal-Mart Stores, Inc.                                        4.8          3.6
--------------------------------------------------------------------------------
Pfizer, Inc.                                                 4.0          3.5
--------------------------------------------------------------------------------
The Interpublic Group
  of Companies, Inc.                                         3.8          3.6
--------------------------------------------------------------------------------
Medtronic, Inc.                                              3.7          2.7
--------------------------------------------------------------------------------
Laboratory Corp. of
  America Holdings                                           3.5          2.2
--------------------------------------------------------------------------------
State Street Corp.                                           3.2          2.8
--------------------------------------------------------------------------------
Merck & Co., Inc.                                            3.0          2.9
--------------------------------------------------------------------------------

                                                            % of Net Assets
                                                                 as of
--------------------------------------------------------------------------------
Five Largest Industries                                   6/30/02      12/31/01
--------------------------------------------------------------------------------
Pharmaceuticals                                             13.7         16.1
--------------------------------------------------------------------------------
Aerospace & Defense                                         10.0          3.2
--------------------------------------------------------------------------------
Software                                                     7.7          8.7
--------------------------------------------------------------------------------
Computers                                                    7.0         12.3
--------------------------------------------------------------------------------
Financial Services                                           6.5          4.7
--------------------------------------------------------------------------------
Portfolio holdings and asset allocations will vary.

See page 24 for information on the possible risks associated with an investment in this fund.

Notes to Charts

(1)   These results do not include a sales charge.

(2) These results include the maximum sales charge of 5.75%. Until 10/29/99, the fund had only one class of shares and was offered without a sales charge. Historical performance has been re-calculated to include a sales charge.

(3) Performance for Class B shares assumes a maximum 5.00% contingent deferred sales charge ("CDSC") applied when you sell shares. Class C share performance assumes a 1.00% sales charge and a 1.00% CDSC applied when you sell shares within one year of purchase.

(4)   S&P 500 Index is an unmanaged index of U.S. common stock performance.

(5) Russell 1000 Growth Index is an unmanaged index measuring the performance of the largest 1000 U.S. companies within the Russell 3000.

(6) Morningstar Large Cap Growth Fund Average is the average performance without sales charges of funds with similar investment objectives as calculated by Morningstar, Inc.

(7) Lipper Large Cap Growth Funds Average is the average performance without sales charges of funds with similar investment objectives as calculated by Lipper Inc.

(8) Fund performance has been increased by expense waivers, without which performance would have been lower.

(9) The since-inception performance comparisons shown for each Class of fund shares are calculated as follows: Class A from 9/30/98; Class B, C and Y from 10/31/99.

                         CDC NVEST CAPITAL GROWTH FUND

                                                               Portfolio Profile
--------------------------------------------------------------------------------

Objective:

Seeks long-term growth of capital

Strategy:

Invests primarily in common stocks of growth-oriented companies in any industry

Inception Date:

August 3, 1992

Manager:

Team Management including, among others:
Thomas M. Anichini
Robert A. Franz
Westpeak Global Advisors, L.P.

Symbols:

Class A       NEFCX
Class B       NECBX
Class C       NECGX

Net Asset Value Per Share:
(June 30, 2002)

Class A      $10.04
Class B        8.89
Class C        8.88

                                                           Management Discussion
--------------------------------------------------------------------------------

In light of the growing skepticism over the bias of independent analysts and the integrity of auditors and CEOs, it may seem paradoxical that the market favored companies able to beat Wall Street's earnings expectations. However, these were the stocks that performed best during the first six months of 2002. And since this fund seeks companies potentially able to provide positive earnings surprises, CDC Nvest Capital Growth Fund held up better than its benchmark and a list of comparable funds in the first half of 2002.

For the six months ended June 30, 2002, Class A shares of the fund had a total return of -15.84% at net asset value. For the same period, the return of the Russell 1000 Growth Index was -20.78%, while the average return of the funds in Morningstar's Large Growth category was -18.22%.

FUND SHIFTED WITHIN TECH SECTOR, FOCUSED ON SMALLER COMPANIES

At the beginning of 2002, the portfolio emphasized technology stocks. These had participated in the rally that began late in 2001 and carried over into the first quarter of this year. However, the rally collapsed in March when a series of news stories emerged about inaccurate earnings reports, accounting scandals and biased analyst reports. A haze of doubt spread to other major companies, many of them in the tech and telecom sectors.

Our response was to shift out of computer-related companies into high-tech companies active in defense and aerospace - areas that frequently move counter to the rest of the technology sector. One example is Curtiss-Wright Corporation, which makes systems that control motion in military and commercial aircraft and treats metals to improve durability.

We also shifted to smaller companies and added construction and real property. For example, we invested in Meritage Corporation, which builds single-family "first-time" and "move-up" homes in Texas, California and Arizona. Meritage is a profitable company with a niche market and strong earnings prospects within the home construction industry, which is prospering in today's low interest-rate environment. Tidewater Incorporated, a company that provides marine services to the international oil industry, was another positive.

National clothing retailers also contributed to performance. Examples include Foot Locker, Limited Brands (The Limited, Victoria's Secret), and TJX (TJ Maxx, Marshalls). Procter & Gamble posted solid profits and has good earnings prospects. We believe it should continue to perform well even in a sluggish economy because of its diverse line of consumer staples.

RESULTS FROM MEDICAL STOCKS MIXED, TECH WAS DISAPPOINTING

Varian Medical Systems, an emerging company that makes sophisticated devices used in cancer treatment as well as x-ray products, was a strong performer. However, drug makers Pfizer and Eli Lilly are experiencing diminished near-term earnings prospects. We sold Eli Lilly and most of the fund's Pfizer holdings. Other negatives included Microsoft, which was prominent in the portfolio for most of the year. The fund's largest holding, General Electric, declined due to questions raised by the complex financial statements of this multi-faceted giant. IBM also suffered when its second-quarter earnings forecasts dropped sharply.

MANAGER FORECASTS IMPROVED STABILITY

We believe the market will stabilize, gradually returning to more normal conditions that existed before 1998 - before the expansion and then the deflation of the technology bubble. We expect to see continued scrutiny of corporate accounting practices and we would not be surprised if rumors and news of SEC and Justice Department investigations bring down still more companies. However, in time we expect the shock value of these revelations to diminish. In the meantime, we continue to seek profitable companies, focusing on growth stocks with reasonable valuations for CDC Nvest Capital Growth Fund.

                         CDC NVEST CAPITAL GROWTH FUND

                                        Investment Results through June 30, 2002
--------------------------------------------------------------------------------

Performance in Perspective

The charts comparing CDC Nvest Capital Growth Fund's performance to a benchmark index provide you with a general sense of how the fund performed. To put this information in context, it may be helpful to understand the differences between the two. The fund's total return for the period shown below appears with and without sales charges and includes fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. In addition, few investors could purchase all of the securities necessary to match the index and would incur transaction costs and other expenses even if they could.

                                Growth of a $10,000 Investment in Class A Shares
--------------------------------------------------------------------------------

                August 3, 1992 (inception) through June 30, 2002

[THE FOLLOWING INFORMATION WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]

          Net Asset      Maximum Sales      Russell 1000
          Value(1)         Charge(2)          Growth(4)

8/3/92      10000            9425              10000
             9904            9335              10000
            10120            9538              10114
            10728           10111              10266
            11344           10692              10712
            11490           10830              10819
            11668           10997              10695
            11240           10594              10524
            11684           11012              10727
            10941           10312              10297
            11587           10921              10657
6/93        11838           11157              10560
            11563           10898              10371
            12023           11332              10797
            12290           11583              10718
            12362           11652              11015
            12031           11340              10942
            12398           11685              11130
            12787           12052              11388
            12454           11738              11180
            11789           11111              10639
            11772           11096              10688
            11724           11050              10850
6/94        11220           10575              10529
            11651           10981              10888
            12146           11448              11495
            11943           11256              11339
            12463           11746              11606
            11919           11233              11234
            12195           11494              11422
            12292           11585              11666
            12779           12045              12155
            13201           12442              12509
            13405           12634              12783
            13778           12986              13228
6/95        14695           13851              13738
            15353           14470              14309
            15629           14731              14325
            16157           15228              14985
            15900           14986              14996
            16286           15349              15578
            15945           15028              15668
            16240           15306              16192
            16664           15706              16488
            16508           15559              16509
            17331           16334              16944
            17851           16824              17536
6/96        17608           16596              17559
            16395           15453              16531
            17019           16040              16957
            18431           17372              18192
            18422           17363              18302
            19340           18228              19676
            18664           17590              19291
            19719           18585              20644
            19177           18074              20504
            17743           16723              19394
            18509           17444              20682
            20136           18978              22175
6/97        20698           19507              23062
            22151           20877              25102
            21133           19918              23632
            21771           20519              24795
            20892           19691              23879
            21439           20206              24893
            21879           20621              25172
            22055           20786              25925
            23568           22213              27875
            24621           23205              28986
            25059           23619              29387
            24456           23050              28553
6/98        25729           24249              30302
            25487           24022              30101
            21440           20208              25584
            22727           21420              27549
            24387           22985              29763
            25852           24365              32027
            28241           26617              34915
            29662           27956              36965
            27995           26385              35277
            28610           26965              37135
            29170           27492              37182
            28637           26990              36039
6/99        30153           28419              38564
            29483           27788              37338
            29743           28033              37948
            29309           27624              37151
            31351           29548              39957
            32282           30426              42112
            35226           33200              46492
            33238           31327              44313
            34625           32634              46479
            37399           35249              49806
            36290           34203              47436
            34595           32606              45047
6/00        36875           34755              48461
            35920           33855              46441
            38729           36502              50646
            35151           33130              45855
            33932           31981              43685
            29355           27667              37246
            28349           26719              36067
            29706           27998              38559
            25673           24197              32013
            23279           21940              28529
            26427           24907              32137
            26125           24623              31664
6/01        25716           24238              30931
            24359           22958              30158
            22398           21110              27692
            20098           18942              24927
            21022           19813              26235
            22851           21537              28755
            22549           21253              28701
            22455           21164              28194
            21642           20398              27024
            22379           21092              27959
            21132           19916              25677
            20678           19489              25056
6/02        18977           17886              22738

                                   Average Annual Total Returns -- June 30, 2002
--------------------------------------------------------------------------------

Class A (Inception 8/3/92)                     6 Months        1 Year       5 Years    Since Inception
Net Asset Value(1)                               -15.84%       -26.21%        -1.72%         6.68%
With Maximum Sales Charge(2)                     -20.70        -30.44         -2.87          6.05

Class B (Inception 9/13/93)

Net Asset Value(1)                               -16.21        -26.74         -2.54          4.57
With CDSC(3)                                     -20.40        -30.40         -2.73          4.57

Class C (Inception 12/30/94)

Net Asset Value(1)                               -16.23        -26.83         -2.55          5.20
With Maximum Sales Charge and CDSC(3)            -17.92        -28.26         -2.75          5.06

--------------------------------------------------------------------------------

                                                                                            Since         Since        Since
                                                                                           Class A       Class B      Class C
Comparative Performance                           6 Months       1 Year       5 Years     Inception    Inception(7)  Inception(7)
Russell 1000 Growth(4)                              -20.78%      -26.49%       -0.28%        8.71%         8.98%         9.61%
Morningstar Large Growth Fund Avg.(5)               -18.22       -25.43         1.33         8.76          7.40          8.83
Lipper Multi-Cap Growth Funds Avg.(6)               -18.68       -25.53         0.82         8.98          7.37          8.72

All returns represent past performance and do not guarantee future results. Share price and return will vary and you may have a gain or loss when you sell your shares. All results include reinvestment of dividends and capital gains. Current returns may be higher or lower than those shown.

The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

                                                                 Portfolio Facts
--------------------------------------------------------------------------------

                                                            % of Net Assets
                                                                 as of
Fund Composition                                          6/30/02      12/31/01
--------------------------------------------------------------------------------
Common Stocks                                               98.9         99.5
--------------------------------------------------------------------------------
Short Term Investments
  and Other                                                  1.1          0.5
--------------------------------------------------------------------------------

                                                            % of Net Assets
                                                                 as of
Ten Largest Holdings                                      6/30/02      12/31/01
--------------------------------------------------------------------------------
General Electric Co.                                         7.2          5.9
--------------------------------------------------------------------------------
Microsoft Corp.                                              5.4          6.2
--------------------------------------------------------------------------------
Intel Corp.                                                  4.7          6.0
--------------------------------------------------------------------------------
Home Depot                                                   3.7          3.8
--------------------------------------------------------------------------------
Cisco Systems, Inc.                                          3.5          3.5
--------------------------------------------------------------------------------
Wal-Mart Stores, Inc.                                        3.4          2.6
--------------------------------------------------------------------------------
Procter & Gamble Co.                                         3.2          1.5
--------------------------------------------------------------------------------
PepsiCo, Inc.                                                3.1          2.3
--------------------------------------------------------------------------------
Pfizer, Inc.                                                 3.0          6.1
--------------------------------------------------------------------------------
First Data Corp.                                             2.9          1.4
--------------------------------------------------------------------------------

                                                            % of Net Assets
                                                                 as of
Five Largest Industries                                   6/30/02      12/31/01
--------------------------------------------------------------------------------
Pharmaceuticals                                             11.5         18.6
--------------------------------------------------------------------------------
Software                                                    10.3         12.5
--------------------------------------------------------------------------------
Semiconductors                                               9.7          7.4
--------------------------------------------------------------------------------
Electrical Equipment                                         7.2          5.9
--------------------------------------------------------------------------------
Beverages, Food & Tobacco                                    5.9          5.3
--------------------------------------------------------------------------------
Portfolio holdings and asset allocations will vary.

See page 24 for information on the possible risks associated with an investment in this fund.

Notes to Charts

(1)   These results do not include a sales charge.

(2)   These results include maximum sales charge of 5.75%.

(3) Performance for Class B shares assumes a maximum 5.00% contingent deferred sales charge ("CDSC") applied when you sell shares. Class C share performance assumes a 1.00% sales charge and a 1.00% CDSC applied when you sell shares within one year of purchase.

(4) Russell 1000 Growth Index is an unmanaged index measuring the performance of the largest 1000 U.S. companies within the Russell 3000.

(5) Morningstar Large Growth Fund Average is the average performance without sales charges of funds with similar investment objectives as calculated by Morningstar, Inc.

(6) Lipper Multi-Cap Growth Funds Average is the average performance without sales charges of funds with similar investment objectives as calculated by Lipper Inc.

(7) The since-inception performance comparisons shown for each Class of fund shares are calculated as follows: Class A from 8/31/92; Class B from 9/30/93; Class C from 12/31/94.

                         CDC NVEST TARGETED EQUITY FUND

                                                               Portfolio Profile
--------------------------------------------------------------------------------

Objective:

Seeks long-term growth of capital

Strategy:

Invests primarily in a focused portfolio of common stocks, seeking above-average growth potential

Inception Date:

November 27, 1968

Manager:

G. Kenneth Heebner
Capital Growth Management Limited Partnership

Symbols:

Class A       NEFGX
Class B       NEBGX
Class C       NEGCX
Class Y       NEGYX

Net Asset Value Per Share:
(June 30, 2002)

Class A       $7.50
Class B        7.15
Class C        7.15
Class Y        7.56

                                                           Management Discussion
--------------------------------------------------------------------------------

CDC Nvest Targeted Equity Fund's emphasis on consumer stocks enabled it to come through an especially difficult period for the stock market better than its benchmark and a list of comparable funds.

During the first half of 2002, the total return on the fund's Class A shares was -3.97% at net asset value. The Standard & Poor's 500 Index, the fund's benchmark, had a return of -13.16% for the same period, while the funds in Morningstar's Large Blend category had an average return of -12.47%.

AIMING AT RECOVERY, MANAGER TARGETED CONSUMER COMPANIES

The economy began 2002 in a recovery mode, powered by the Federal Reserve Board's rate cuts in 2001. The Gross Domestic Product (GDP) reached an annual growth rate of 5.0% in the first quarter, although estimates for the second quarter showed growth at a much slower rate of 1.1%. After starting the year with a rally, the stock market turned down in March; technology stocks were especially negative, as investors were concerned about overcapacity in the tech and telecom sectors. While corporate spending remained sluggish, consumer spending was vigorous. However, the news media fixed on scandals involving top management of some prominent companies and accounting firms, spreading doubts about the quality of information available to investors.

Late last year we repositioned the fund in anticipation of an economic recovery. Our outlook appeared to be confirmed in the first quarter of 2002 by low interest rates and resilient consumer confidence, despite sluggish capital spending. Fortunately, we focused more than half the portfolio on consumer companies, including homebuilders, retailers and restaurants. We also increased the fund's position in healthcare-related companies to more than 25% of assets, adding health maintenance organizations and a drug distributor to an already significant investment in hospital-management companies. Our consumer-oriented approach was primarily responsible for the fund's strong relative performance.

HOMEBUILDING, RETAIL STOCKS POSITIVE, AIRLINES NEGATIVE

As we expected, sluggish demand and weak capital spending kept interest rates low, and this stimulated the housing industry. Historically, homebuilding has not been considered a growth industry. However, we were impressed by national companies that have been growing market share and posting strong profits. Through professional management and access to lower-cost capital, these companies enjoyed advantages of scale and diversification that helped them compete for a shrinking number of parcels available for development in major metropolitan areas. The companies we selected, including KB Home, Lennar and D.R. Horton, came through the post-September 11 period with surprising strength, and business continued to be brisk through the first half of 2002.

In the retail sector, the fund's investments included companies with strategies designed to capture additional market share. One such is AutoNation, the largest publicly owned auto dealership company. This firm acquires private auto dealerships and then applies improved management techniques to enhance their profitability.

Early in the year, the airline industry appeared to be rebounding after last year's sell-off, but continued aggressive price-cutting depressed earnings, despite generally improving demand. The fund's worst performers were its airlines, including AMR, the holding company for American Airlines and Delta Airlines. We sold both stocks at a loss.

FUND EMPHASIZES ECONOMICALLY SENSITIVE STOCKS

While investors have good reason to be discouraged by declining stock prices and the business scandals that have rocked the market, we believe that valuations for selected stocks are attractively low. CDC Nvest Targeted Equity Fund is focused on economically sensitive companies that we believe will lead the economic recovery we are forecasting.

                         CDC NVEST TARGETED EQUITY FUND

                                        Investment Results through June 30, 2002
--------------------------------------------------------------------------------

Performance in Perspective

The charts comparing CDC Nvest Targeted Equity Fund's performance to a benchmark index provide you with a general sense of how the fund performed. To put this information in context, it may be helpful to understand the special differences between the two. The fund's total return for the period shown below appears with and without sales charges and includes fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. In addition, few investors could purchase all of the securities necessary to match the index, and would incur transaction costs and other expenses even if they could.

                                Growth of a $10,000 Investment in Class A Shares
--------------------------------------------------------------------------------

                      June 30, 1992 through June 30, 2002

[THE FOLLOWING INFORMATION WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]

          Net Asset      Maximum Sales      S&P 500
          Value(1)         Charge(2)        Index(4)

6/92        10000            9425            10000
            10000            9425            10409
             9603            9051            10196
             9762            9201            10315
             9881            9313            10351
            10208            9621            10703
            10365            9769            10835
            10571            9963            10925
            10200            9614            11074
            10684           10069            11308
            10540            9934            11035
            10797           10176            11330
            10786           10166            11363
            10725           10108            11317
            11033           10399            11747
            11229           10583            11657
            11660           10990            11898
            11383           10728            11784
            11535           10872            11927
            12209           11507            12332
            11778           11101            11998
            11071           10434            11474
            11082           10445            11622
            11292           10643            11812
6/94        10875           10250            11523
            11253           10606            11901
            11542           10879            12389
            11164           10522            12086
            11209           10564            12358
            10564            9956            11908
            10721           10105            12084
            10468            9866            12398
            10975           10344            12881
            11314           10663            13261
            12015           11324            13651
            12740           12007            14197
            13674           12888            14527
            14291           13470            15008
            14364           13538            15046
            14626           13785            15681
            14325           13501            15625
            15009           14146            16311
            14806           13955            16625
            15326           14444            17191
            15817           14907            17350
            15817           14907            17517
            15522           14629            17776
            15761           14854            18234
6/96        15592           14696            18304
            14680           13836            17495
            14820           13968            17864
            15837           14927            18870
            16768           15804            19390
            18074           17035            20856
            17897           16868            20442
            19513           18391            21720
            19190           18087            21890
            18374           17318            20990
            19421           18304            22243
            20375           19203            23598
            21283           20059            24655
            23345           22003            26617
            22145           20871            25126
            23279           21941            26502
            22366           21080            25617
            22111           20840            26802
            22111           20840            27263
            22472           21180            27564
            24447           23042            29552
            26019           24523            31066
            27017           25464            31378
            26593           25064            30839
6/98        28016           26405            32092
            28164           26545            31750
            22791           21480            27159
            22953           21634            28899
            25264           23812            31250
            27367           25794            33144
            29497           27801            35054
            31496           29685            36520
            29237           27556            35385
            29938           28217            36801
            29834           28119            38226
            28873           27213            37323
            31002           29220            39394
            30275           28534            38164
            30223           28485            37975
            28432           26797            36934
            29522           27825            39272
            30639           28877            40070
            33975           32021            42430
            31319           29518            40298
            34098           32138            39535
            34469           32487            43403
            33172           31264            42097
            31844           30013            41233
6/00        31967           30129            42250
            30948           29168            41590
            32414           30550            44173
            31241           29445            41841
            31306           29506            41664
            31013           29230            38379
            32428           30563            38567
            29552           27853            39935
            28617           26971            36294
            27889           26285            33995
            29102           27428            36636
            28513           26873            36882
            28706           27056            35984
            27871           26268            35630
            25575           24104            33399
            23104           21776            30702
            23243           21907            31288
            25714           24235            33688
            27175           25612            33983
            28010           26400            33487
            26723           25186            32841
            27175           25613            34076
            27245           25678            32010
            26966           25416            31775
 6/02       26096           24596            29511

                                   Average Annual Total Returns -- June 30, 2002
--------------------------------------------------------------------------------

Class A (Inception 11/27/68)           6 Months        1 Year       5 Years      10 Years      Since Inception
Net Asset Value(1)                        -3.97%        -9.09%         4.16%        10.07%           --
With Maximum Sales Charge(2)              -9.53        -14.29          2.94          9.42            --

Class B (Inception 2/28/97)

Net Asset Value(1)                        -4.28         -9.61          3.40            --          5.15%
With CDSC(3)                              -9.07        -14.13          3.22            --          5.06

Class C (Inception 9/1/98)

Net Asset Value(1)                        -4.28         -9.72            --            --          1.40
With Maximum Sales Charge and CDSC(3)     -6.25        -11.52            --            --          1.14

Class Y (Inception 6/30/99)

Net Asset Value(1)                        -3.69         -8.59            --            --         -5.23

--------------------------------------------------------------------------------

                                                                                           Since         Since         Since
Comparative                                        1              5           10          Class B       Class C       Class Y
Performance                      6 Months        Year           Years        Years      Inception(7)  Inception(7)  Inception(7)
S&P 500 Index(4)                  -13.16%       -17.99%         3.66%        11.43%         5.76%         0.56%        -9.18%
Morningstar Large
  Blend Average(5)                -12.47        -17.36          2.62         10.10          4.47          0.80         -8.12
Lipper Multi Cap
  Value Average(6)                 -7.91        -10.19          5.81         11.88          7.38          6.77         -0.80

All returns represent past performance and do not guarantee future results. Share price and return will vary and you may have a gain or loss when you sell your shares. All results include reinvestment of dividends and capital gains. Current returns may be higher or lower than those noted. Class Y shares are available to certain institutional investors only.

The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

                                                                 Portfolio Facts
--------------------------------------------------------------------------------

                                                            % of Net Assets
                                                                 as of
Fund Composition                                          6/30/02      12/31/01
--------------------------------------------------------------------------------
Common Stocks                                               99.4         99.7
--------------------------------------------------------------------------------
Short Term Investments
  and Other                                                  0.6          0.3
--------------------------------------------------------------------------------

                                                            % of Net Assets
                                                                 as of
Ten Largest Holdings                                      6/30/02      12/31/01
--------------------------------------------------------------------------------
Tenet Healthcare                                             8.1          5.9
--------------------------------------------------------------------------------
KB HOME                                                      7.3          5.9
--------------------------------------------------------------------------------
HCA, Inc.                                                    7.1          5.0
--------------------------------------------------------------------------------
Lennar Corp.                                                 6.8          5.7
--------------------------------------------------------------------------------
AmerisourceBergen Corp.                                      6.1           --
--------------------------------------------------------------------------------
D.R. Horton, Inc.                                            5.9          4.7
--------------------------------------------------------------------------------
Centex Corp.                                                 5.7          6.3
--------------------------------------------------------------------------------
Dollar General Corp.                                         5.4          3.4
--------------------------------------------------------------------------------
Mohawk Industries, Inc.                                      5.2           --
--------------------------------------------------------------------------------
Lowe's Companies, Inc.                                       5.1          6.2
--------------------------------------------------------------------------------

                                                            % of Net Assets
                                                                 as of
Five Largest Industries                                   6/30/02      12/31/01
--------------------------------------------------------------------------------
Home Construction, Furnishings
  & Appliances                                              30.7         27.5
--------------------------------------------------------------------------------
Health Care Providers                                       25.1         11.0
--------------------------------------------------------------------------------
Retailers                                                    9.5         16.2
--------------------------------------------------------------------------------
Pharmaceuticals                                              6.1           --
--------------------------------------------------------------------------------
Restaurants                                                  5.7           --
--------------------------------------------------------------------------------
Portfolio holdings and asset allocations will vary.

See page 24 for information on the possible risks associated with an investment in this fund.

Notes to Charts

(1)   These results do not include a sales charge.

(2)   These results include the maximum sales charge of 5.75%.

(3) Performance for Class B shares assumes a maximum 5.00% contingent deferred sales charge ("CDSC") applied when you sell shares. Class C share performance assumes a 1.00% sales charge and a 1.00% CDSC applied when you sell shares within one year of purchase.

(4)   S&P 500 Index is an unmanaged index of U.S. common stock performance.

(5) Morningstar Large Blend Average is the average performance without sales charges of funds with similar investment objectives as calculated by Morningstar, Inc.

(6) Lipper Multi Cap Value Funds Average is the average performance without sales charges of mutual funds with a similar current investment style or objective as calculated by Lipper Inc.

(7) The since-inception performance comparisons shown for each Class of fund shares are calculated as follows: Class B from 2/28/97; Class C from 9/30/98 and Class Y from 6/30/99.

                        CDC NVEST GROWTH AND INCOME FUND

                                                               Portfolio Profile
--------------------------------------------------------------------------------

Objective:

Seeks long-term capital growth and income

Strategy:

Invests primarily in common stock of large- and mid-cap companies in any industry

Inception Date:

May 6, 1931

Manager:

Team Management including, among others:
Thomas M. Anichini
Robert A. Franz
Westpeak Global Advisors, L.P.

Symbols:

Class A       NEFOX
Class B       NEGBX
Class C       NECOX
Class Y       NEOYX

Net Asset Value Per Share:
(June 30, 2002)

Class A       $10.66
Class B        10.25
Class C        10.24
Class Y        10.83

                                                           Management Discussion
--------------------------------------------------------------------------------

Effective July 1, 2002, Harris Associates L.P. assumed interim responsibility for managing CDC Nvest Growth and Income Fund, pending shareholder approval. This report provides commentary on the six-month period ending June 30, 2002 from Westpeak Global Advisors, managers during that period, as well as a discussion by Harris Associates of strategy and outlook.

Expectations of an early economic rebound fueled a short-lived rally in growth stocks late last year and early in 2002. Overall, the market favored value stocks during most of the period, according to Westpeak. The fund featured stocks with good relative value and reasonable growth potential, which helped it hold up better during a difficult environment.

The total return on Class A shares of CDC Nvest Growth and Income Fund was -9.51% at net asset value for the six months ended June 30, 2002. For the same period, the fund's benchmark, the Standard & Poor's 500 Stock Index, returned -13.16%, while the average return on the funds in Morningstar's Large Cap Value Funds category was -8.22%.

ENERGY, INTEREST-SENSITIVE, CONSUMER STOCKS WERE POSITIVE; TECHNOLOGY HURT

The portfolio benefited from Westpeak's decision to downplay energy stocks early in the year. Later, the fund's emphasis on oil-services companies (as opposed to exploration or refining firms) was a positive for the fund. The fund's investments in smaller-cap companies played well into market trends that favored small stocks.

Interest-sensitive issues that performed well during the period included home-building companies that offer mortgage as well as construction services. Attractively valued consumer issues also benefited the fund.

By the fourth quarter of 2001, Westpeak concluded that technology stocks had been oversold and were poised for a price recovery, so they increased the fund's technology holdings. However, software holdings were especially weak throughout most of the period.

HARRIS DEPENDS ON PROPRIETARY RESEARCH

While disillusionment about the quality of information provided by Wall Street analysts and corporate America has shaken investor trust, we at Harris Associates understand investor caution. We rely on our own proprietary research to determine the intrinsic value of companies and to arrive at buy and sell decisions. We look for stocks with attractive current valuations and the potential to appreciate within three to five years. Prior to the transition from Westpeak on July 1, we reviewed CDC Nvest Growth and Income Fund's existing portfolio and determined what we expected to sell and what we expected to purchase. Consequently, the schedule of investments in this report conforms to our stock selection guidelines and market outlook at that time.

MANAGER BELIEVES MANY GROWTH STOCKS UNDERVALUED

We believe many of the issues weighing heavily on the market are already reflected in individual stock prices. The market is well off its record highs, and prices more accurately reflect underlying business values. Low interest rates should eventually stimulate capital spending, and lower taxes should sustain consumer outlays. In addition, a weakening U.S. dollar may boost the economy by making American products more affordable overseas and strengthening exports.

The fears that are currently depressing stock prices are also creating opportunity. We are finding many high-quality companies with solid growth prospects selling at valuations they haven't reached in many years. However, we do not believe that today's environment is likely to provide equity returns as high as those of recent years. The best advice we can give investors is to stick with a long-term plan and not act out of short-term fears.

                        CDC NVEST GROWTH AND INCOME FUND

                                        Investment Results through June 30, 2002
--------------------------------------------------------------------------------

Performance in Perspective

The charts comparing CDC Nvest Growth and Income Fund's performance to a benchmark index provide you with a general sense of how the fund performed. To put this information in context, it may be helpful to understand the special differences between the two. The fund's total return for the period shown below appears with and without sales charges and includes fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. In addition, few investors could purchase all of the securities necessary to match the index and would incur transaction costs and other expenses even if they could.

                                Growth of a $10,000 Investment in Class A Shares
--------------------------------------------------------------------------------

                      June 30, 1992 through June 30, 2002

[THE FOLLOWING INFORMATION WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]

          Net Asset      Maximum Sales      S&P 500
          Value(1)         Charge(2)        Index(4)

6/92        10000            9425            10000
            10416            9817            10409
            10170            9585            10196
            10280            9689            10315
            10365            9769            10351
            10698           10083            10703
            10826           10204            10835
            10888           10262            10925
            11048           10413            11074
            11243           10597            11308
            10994           10362            11035
            11226           10580            11330
            11253           10606            11363
            11199           10555            11317
            11638           10969            11747
            11522           10859            11657
            11729           11054            11898
            11558           10893            11784
            11687           11015            11927
            12111           11415            12332
            11751           11076            11998
            11261           10613            11474
            11354           10701            11622
            11576           10910            11812
6/94        11317           10666            11523
            11652           10982            11901
            12146           11447            12389
            11857           11175            12086
            12044           11352            12358
            11633           10964            11908
            11803           11124            12084
            12098           11402            12398
            12497           11779            12881
            12845           12106            13261
            13236           12475            13651
            13666           12880            14197
            13985           13181            14527
            14474           13642            15008
            14608           13768            15046
            15250           14373            15681
            15099           14231            15625
            15604           14706            16311
            15948           15031            16625
            16446           15501            17191
            16535           15584            17350
            16618           15662            17517
            16673           15715            17776
            16929           15956            18234
6/96        16566           15614            18304
            15742           14837            17495
            16121           15194            17864
            16945           15971            18870
            17467           16463            19390
            19020           17926            20856
            18691           17617            20442
            19621           18493            21720
            19864           18722            21890
            19000           17907            20990
            19999           18849            22243
            21282           20058            23598
            22325           21041            24655
            23732           22367            26617
            23056           21730            25126
            24479           23071            26502
            23405           22060            25617
            24415           23011            26802
            24941           23507            27263
            25087           23645            27564
            27102           25544            29552
            28630           26983            31066
            28776           27121            31378
            28386           26754            30839
6/98        29572           27872            32092
            29117           27443            31750
            24714           23293            27159
            25944           24452            28899
            27819           26219            31250
            29081           27408            33144
            30908           29131            35054
            31804           29975            36520
            31039           29254            35385
            31468           29658            36801
            33333           31417            38226
            33184           31276            37323
            34220           32252            39394
            33210           31300            38164
            32761           30877            37975
            31433           29625            36934
            32692           30812            39272
            32787           30902            40070
            33829           31884            42430
            32064           30220            40298
            30982           29201            39535
            33498           31572            43403
            32946           31052            42097
            31931           30095            41233
6/00        32350           30490            42250
            32152           30303            41590
            34310           32338            44173
            32742           30859            41841
            32832           30944            41664
            30877           29101            38379
            31354           29552            38567
            31377           29573            39935
            29513           27816            36294
            27853           26251            33995
            30127           28395            36636
            30172           28438            36882
            29127           27452            35984
            28126           26509            35630
            26398           24880            33399
            24193           22802            30702
            25057           23616            31288
            26830           25288            33688
            26785           25245            33983
            26649           25116            33487
            25944           24452            32841
            26648           25116            34076
            25898           24409            32010
            25784           24302            31775
6/02        24238           22844            29511

                                   Average Annual Total Returns -- June 30, 2002
--------------------------------------------------------------------------------

Class A (Inception 5/6/31)             6 Months        1 Year        5 Years       10 Years   Since Inception
Net Asset Value(1)                        -9.51%       -16.78%         1.66%         9.26%           --
With Maximum Sales Charge(2)             -14.72        -21.56          0.46          8.61            --

Class B (Inception 9/13/93)

Net Asset Value(1)                        -9.85        -17.41          0.92            --          8.01%
With CDSC(3)                             -14.36        -21.54          0.67            --          8.01

Class C (Inception 5/1/95)

Net Asset Value(1)                        -9.86        -17.35          0.90            --          8.04
With Maximum Sales Charge and CDSC(3)    -11.62        -19.03          0.69            --          7.89

Class Y (Inception 11/18/98)

Net Asset Value(1)                        -9.22        -16.24            --            --         -4.04

--------------------------------------------------------------------------------

                                                                                               Since        Since        Since
                                                                                              Class B      Class C      Class Y
Comparative Performance                           6 Months    1 Year     5 Years  10 Years   Incept.(7)   Incept.(7)   Incept.(7)
S&P 500 Index(4)                                    -13.16%   -17.99%     3.66%     11.43%     11.20%       10.88%       -3.19%
Morningstar Large Cap Value Funds Avg.(5)            -8.22    -11.64      3.97      10.82      10.05         9.81         0.58
Lipper Large Cap Core Funds Average(6)              -13.66    -19.06      2.06       9.57       8.74         8.51        -3.51

All returns represents past performance and do not guarantee future results. Share price and return will vary and you may have a gain or loss when you sell your shares. All results include reinvestment of dividends and capital gains. Current returns may be higher or lower than those shown. Class Y shares are available to certain institutional investors only.

The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

                                                                 Portfolio Facts
--------------------------------------------------------------------------------

                                                            % of Net Assets
                                                                 as of
Fund Composition                                          6/30/02      12/31/01
--------------------------------------------------------------------------------
Common Stocks                                               96.2         99.1
--------------------------------------------------------------------------------
Short Term Investments
  and Other                                                  3.8          0.9
--------------------------------------------------------------------------------

                                                            % of Net Assets
                                                                 as of
Ten Largest Holdings                                      6/30/02      12/31/01
--------------------------------------------------------------------------------
Washington Mutual                                            4.2           --
--------------------------------------------------------------------------------
US Bancorp                                                   3.9           --
--------------------------------------------------------------------------------
Kraft Foods, Inc.                                            3.5           --
--------------------------------------------------------------------------------
Liberty Media Corp.                                          3.5           --
--------------------------------------------------------------------------------
Burlington Resources, Inc.                                   3.4           --
--------------------------------------------------------------------------------
Cendant Corp.                                                3.3           --
--------------------------------------------------------------------------------
Masco Corp.                                                  3.3           --
--------------------------------------------------------------------------------
H.J. Heinz Co.                                               3.3           --
--------------------------------------------------------------------------------
TXU Corp.                                                    3.2           --
--------------------------------------------------------------------------------
Guidant Corp.                                                3.2           --
--------------------------------------------------------------------------------

                                                            % of Net Assets
                                                                 as of
Five Largest Industries                                   6/30/02      12/31/01
--------------------------------------------------------------------------------
Beverages, Food & Tobacco                                   10.7          6.5
--------------------------------------------------------------------------------
Banking                                                      8.1          2.8
--------------------------------------------------------------------------------
Media--Broadcasting
  & Publishing                                               7.2          1.9
--------------------------------------------------------------------------------
Oil & Gas                                                    5.7          3.1
--------------------------------------------------------------------------------
Commercial Services                                          5.6          2.6
--------------------------------------------------------------------------------
Portfolio holdings and asset allocations will vary.

See page 24 for information on the possible risks associated with an investment in this fund.

Notes to Charts

(1)   These results do not include a sales charge.

(2)   These results include the maximum sales charge of 5.75%.

(3) Performance for Class B shares assumes a maximum 5.00% contingent deferred sales charge ("CDSC") applied when you sell shares. Class C share performance assumes a 1.00% sales charge and a 1.00% CDSC applied when you sell shares within one year of purchase.

(4)   S&P 500 Index is an unmanaged index of U.S. common stock performance.

(5) Morningstar Large Cap Value Funds Average is an average performance of funds with similar investment objectives as calculated without sales charges by Morningstar, Inc.

(6) Lipper Large Cap Core Funds Average is the average performance of mutual funds with a similar current investment style or objective as calculated without sales charges by Lipper Inc.

(7) The since-inception performance comparisons shown for each Class of fund shares are calculated as follows: Class B from 9/30/93; Class C from 5/31/95 and Class Y from 11/30/98.

                            CDC NVEST BALANCED FUND

                                                               Portfolio Profile
--------------------------------------------------------------------------------

Objective:

Seeks a reasonable long-term investment return from a combination of capital appreciation and moderate current income

Strategy:

Invests in value- and growth-oriented common stocks, and in investment-grade bonds

Inception Date:

November 27, 1968

Managers:

Nicholas E. Moore, Guy Elliffe, Eric Hull
Jurika & Voyles, L.P.

Mark B. Baribeau, Pamela N. Czekanski, Richard Skaggs, John Hyll, Kurt L. Wagner Loomis, Sayles & Company, L.P.

Symbols:

Class A       NEFBX
Class B       NEBBX
Class C       NEBCX
Class Y       NEBYX

Net Asset Value Per Share:
(June 30, 2002)

Class A       $8.92
Class B        8.95
Class C        8.91
Class Y        8.82

                                                           Management Discussion
--------------------------------------------------------------------------------

The first half of 2002 offered signs that an economic recovery was gaining steam, and the Federal Reserve Board left interest rates unchanged. However, the stock market generally proved disappointing following reports that some prominent companies had misstated their earnings, while conditions in the Middle East worsened and terrorism continued. Bonds also provided lackluster results as inflation fears persisted.

Against this backdrop, CDC Nvest Balanced Fund returned -6.27% for the six months ended June 30, 2002, based on the net asset value of Class A shares and $0.05 per share in reinvested dividends. The fund has three portfolios - growth stocks, value stocks and bonds - each with its own management team. To provide a benchmark, we combine 65% of the S&P 500 Index and 35% of Lehman Brothers Government/Corporate Bond Index. The return on the combined index was -7.41%, while the average return on the funds in Morningstar's Domestic Hybrid category was -5.55%.

A FEW GROWTH STOCKS SHINE IN DIFFICULT MARKET PERIOD

Declines in technology - coupled with a loss of enthusiasm for large-cap stocks in the wake of the Enron scandal - were felt most keenly in the fund's growth portfolio, where technology stocks accounted for nearly 30% of assets. However, some technology issues - notably Cisco - had a positive impact. Industrial conglomerate 3M was also positive, as it continued to generate impressive returns. We down-played large-cap pharmaceuticals in favor of HMOs and hospital management companies. Two of the best performing stocks were UnitedHealth Group and Tenet, both leading healthcare management companies. Two companies with disappointing results were retailer Home Depot and the advertising firm Omnicom International.

VALUE TEAM DID WELL WITH CONSUMER BASICS; DRUGS/TECH WERE NEGATIVE

The fund's value stock managers focused on reasonably priced companies with relatively predictable earnings in a variety of industries, including Wendy's, a national fast-food chain, and Wellpoint, a leading HMO, as well as two well-managed life insurance companies - Principal Financial and Protective Life. All four stocks were among the fund's best performers. Other contributors included UPS, a national package delivery firm, and Rohm and Haas, a chemical company. On the negative side, pharmaceutical companies Bristol-Meyers Squibb and Schering-Plough saw the price of their stocks fall as expiring drug patents had a greater-than-expected impact on earnings. AT&T Wireless and LSI Logic fell with the weak telecom and semiconductor industries.

HIGHER-QUALITY BONDS DID BETTER THAN HIGH-YIELD ISSUES

Interest rates remained volatile throughout the first half of 2002. Although the Fed held rates steady, the market tried to anticipate policy moves, driving interest rates higher in the first quarter and sharply lower in the second quarter. U.S. Treasury securities benefited from declining interest rates, as did such corporate issues as GMAC, Ford Motor Credit and Capital One. However, high yield bonds - notably telecommunications issues - continued to be disappointing due to economic concerns and overcapacity in the telecom sector.

MANAGERS' FORECASTS DIFFER

Your fund's growth managers expect growth stocks to continue to tread water. Although there have been signs of economic improvement, there's been little evidence yet of a sustainable recovery. The value managers are more optimistic; they believe an economic recovery will be firmly entrenched by year-end. The fixed-income managers believe interest rates will remain relatively stable in the near term, with corporate bonds and mortgage-backed securities benefiting most when interest rates eventually go back up.

                            CDC NVEST BALANCED FUND

                                        Investment Results through June 30, 2002
--------------------------------------------------------------------------------

Performance in Perspective

The charts comparing CDC Nvest Balanced Fund's performance to a benchmark index provide you with a general sense of how the fund performed. To put this information in context, it may be helpful to understand the special differences between the two. The fund's total return for the period shown below appears with and without sales charges and includes fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. In addition, few investors could purchase all of the securities necessary to match the index and would incur transaction costs and other expenses even if they could.

                                Growth of a $10,000 Investment in Class A Shares
--------------------------------------------------------------------------------

                      June 30, 1992 through June 30, 2002

[THE FOLLOWING INFORMATION WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]

                                                S&P 500/
                                            Lehman Brothers
          Net Asset      Maximum Sales        Govt./Corp.
          Value(1)         Charge(2)            Blend(4)

6/92        10000            9425                10000
            10315            9722                10355
            10067            9488                10249
            10268            9678                10376
            10239            9650                10343
            10614           10004                10569
            10898           10272                10717
            11123           10483                10855
            11201           10557                11030
            11387           10732                11195
            11249           10602                11047
            11475           10815                11237
            11584           10918                11346
            11604           10936                11342
            11999           11309                11712
            12029           11337                11668
            12138           11440                11841
            12089           11394                11721
            12444           11729                11832
            12916           12173                12157
            12588           11864                11849
            12052           11359                11410
            12124           11427                11473
            12166           11466                11590
6/94        12007           11317                11392
            12329           11620                11716
            12651           11923                12035
            12350           11640                11778
            12339           11630                11950
            11963           11275                11650
            12112           11415                11791
            12262           11557                12070
            12649           11921                12477
            12956           12211                12752
            13303           12538                13063
            13779           12987                13593
            14077           13267                13843
            14328           13504                14139
            14404           13576                14219
            14696           13851                14677
            14639           13797                14707
            15096           14228                15228
            15298           14419                15500
            15624           14726                15897
            15694           14792                15900
            15700           14797                15970
            15747           14841                16106
            15900           14985                16397
6/96        15942           15025                16503
            15622           14724                15988
            15906           14991                16216
            16561           15609                16952
            17051           16071                17399
            18032           16995                18440
            17917           16887                18117
            18225           17177                18953
            18354           17299                19074
            17801           16777                18432
            18137           17094                19316
            18861           17776                20242
            19605           18478                20988
            20813           19617                22415
            20203           19041                21388
            20846           19647                22362
            20460           19284                21869
            20788           19593                22667
            21059           19848                23022
            21177           19959                23292
            21989           20725                24574
            22560           21263                25574
            22575           21277                25804
            22278           20997                25512
6/98        22344           21059                26382
            21851           20595                26164
            19910           18765                23288
            20906           19704                24580
            21814           20560                26067
            22324           21041                27333
            22781           21471                28588
            22646           21344                29582
            22040           20772                28706
            22449           21159                29654
            23534           22181                30595
            23330           21989                29949
            23614           22256                31277
            22984           21662                30462
            22319           21036                30335
            21602           20360                29709
            22068           20799                31243
            21947           20685                31759
            21926           20665                33258
            21288           20064                31871
            20238           19074                31446
            20987           19780                34043
            20382           19210                33166
            20042           18890                32599
6/00        20522           19342                33378
            20541           19360                33012
            21785           20532                34775
            21327           20101                33282
            21079           19867                33205
            19972           18823                31175
            20520           19340                31420
            20673           19484                32416
            19868           18725                30116
            19004           17911                28651
            19602           18474                30319
            19544           18420                30516
            19183           18080                29964
            19047           17952                29898
            18349           17294                28534
            16992           16015                26844
            17440           16437                27399
            18296           17244                28843
            18658           17586                28980
            18600           17530                28709
            18307           17255                28348
            18808           17726                29009
            18456           17395                27799
            18339           17284                27710
6/02        17488           16482                26299

                                   Average Annual Total Returns -- June 30, 2002
--------------------------------------------------------------------------------

Class A (Inception 11/27/68)                          6 Months      1 Year     5 Years    10 Years   Since Inception
Net Asset Value(1)                                       -6.27%      -8.84%      -2.26%       5.75%          --
With Maximum Sales Charge(2)                            -11.63      -14.05       -3.41        5.12           --

Class B (Inception 9/13/93)

Net Asset Value(1)                                       -6.53       -9.46       -2.98          --         3.58%
With CDSC(3)                                            -11.20      -13.98       -3.26          --         3.58

Class C (Inception 12/30/94)

Net Asset Value(1)                                       -6.46       -9.40       -2.98          --         4.22
With Maximum Sales Charge and CDSC(3)                    -8.36      -11.21       -3.17          --         4.08

Class Y (Inception 3/8/94)

Net Asset Value(1,7)                                     -5.86       -8.15       -1.77          --         4.62

--------------------------------------------------------------------------------

                                                                                                 Since       Since         Since
                                                                                                Class B      Class C      Class Y
Comparative Performance                       6 Months     1 Year      5 Years     10 Years    Incept.(8)   Incept.(8)   Incept.(8)
S&P 500/Lehman Gov't./Corp. Blend(4)           -7.41%      -8.81%       5.00%       10.00%        9.57%       11.09%       10.47%
Morningstar Domestic Hybrid Fund Avg.(5)       -5.55       -7.03        3.81         8.33         7.38         8.80         8.06
Lipper Balanced Funds Average(6)               -6.80       -8.61        4.07         8.66         7.84         9.24         8.51

All returns represent past performance and do not guarantee future results. Share price and return will vary and you may have a gain or loss when you sell your shares. All results include reinvestment of dividends and capital gains. Current returns may be higher or lower than those shown. Class Y shares are available to certain institutional investors only.

The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

                                                                 Portfolio Facts
--------------------------------------------------------------------------------

                                                           % of Net Assets
                                                                as of
Fund Composition                                        6/30/02       12/31/01
--------------------------------------------------------------------------------
Common Stocks                                             62.4           65.8
--------------------------------------------------------------------------------
Bonds and Notes                                           35.2           32.1
--------------------------------------------------------------------------------
Short Term Investments
  and Other                                                2.4            2.1
--------------------------------------------------------------------------------

                                                           % of Net Assets
                                                                 as of
Ten Largest Holdings                                     6/30/02       12/31/01
--------------------------------------------------------------------------------
GNMA, 6.00%, 01/15/2032                                    3.8             --
--------------------------------------------------------------------------------
US Treasury Bonds,
  6.00%, 02/15/2026                                        1.9            0.8
--------------------------------------------------------------------------------
US Treasury Bonds,
  7.50%, 11/15/16                                          1.8            1.5
--------------------------------------------------------------------------------
Kimberly-Clark Corp.                                       1.7            1.4
  FNMA, 6.50%, 04/01/2032                                  1.6             --
--------------------------------------------------------------------------------
Raytheon Co.,
  6.30%, 03/15/2005                                        1.5            1.2
--------------------------------------------------------------------------------
FNMA, 7.50%, 08/01/2031                                    1.5            3.2
--------------------------------------------------------------------------------
McGraw-Hill Cos. (The), Inc.                               1.4            1.7
--------------------------------------------------------------------------------
Hormel Foods Corp.                                         1.4            1.4
--------------------------------------------------------------------------------

                                                           % of Net Assets
                                                                as of
Five Largest Industries                                  6/30/02       12/31/01
--------------------------------------------------------------------------------
Mortgage-Backed                                           12.3           10.5
--------------------------------------------------------------------------------
Financial Services                                         9.8            8.3
--------------------------------------------------------------------------------
Software                                                   4.3            5.9
--------------------------------------------------------------------------------
Beverages, Food & Tobacco                                  4.2            2.7
--------------------------------------------------------------------------------
Pharmaceuticals                                            4.0            5.9
--------------------------------------------------------------------------------
Portfolio holdings and asset allocations will vary.

See page 24 for information on the possible risks associated with an investment in this fund.

Notes to Charts

(1)   These results do not include a sales charge.

(2)   These results include the maximum sales charge of 5.75%.

(3) Performance for Class B shares assumes a maximum 5.00% contingent deferred sales charge ("CDSC") applied when you sell shares. Class C share performance assumes a 1.00% sales charge and a 1.00% CDSC applied when you sell shares within one year of purchase.

(4) S&P 500/Lehman Brothers Gov't./Corp. Blend is an unmanaged index made up of 65% S&P 500 and 35% of the Lehman Brothers Government/Corporate Bond Index.

(5) Morningstar Domestic Hybrid Fund Average is the average performance without sales charges of funds with similar investment objectives as calculated by Morningstar, Inc.

(6) Lipper Balanced Funds Average is the average performance without sales charges of funds with similar investment objectives as calculated by Lipper Inc.

(7) Fund performance has been increased by expense waivers, without which performance would have been lower.

(8) The since-inception performance comparisons shown for each Class of fund shares are calculated as follows: Class B from 9/30/93; Class C from 12/31/94 and Class Y from 3/31/94.

                 CDC NVEST JURIKA & VOYLES RELATIVE VALUE FUND

                                                               Portfolio Profile
--------------------------------------------------------------------------------

Objective:

Seeks long-term growth of capital

Strategy:

Emphasizes stocks of mid- to large-cap companies selling at reasonable prices

Inception Date:

September 30, 1994

Managers:

Guy Elliffe
Eric Hull
Nicholas E. Moore
Jurika & Voyles, L.P.

Symbols:

Class A       NJVAX
Class B       NJVBX
Class C       NJVCX
Class Y       NJVYX

Net Asset Value Per Share:
(June 30, 2002)

Class A      $11.83
Class B       11.81
Class C       11.80
Class Y       11.84

                                                           Management Discussion
--------------------------------------------------------------------------------

So far in 2002, the dollar has weakened; concerns about corporate governance have spread; and terrorism and the situation in the Middle East have underscored the need for caution. Our conservative approach - emphasizing companies with realistic earnings expectations, predictable growth and reasonable valuations - enabled the fund to hold its ground better than its benchmark.

For the six months ended June 30, 2002, the total return on Class A shares of CDC Nvest Jurika & Voyles Relative Value Fund was -8.86%. The fund's benchmark, the Russell 1000 Index, returned -12.82% for the same period, while the average return on Morningstar's Mid Cap Blend category was -7.06%.

WHEN WALL STREET WAS OPTIMISTIC, MANAGER WAS CAUTIOUS

Our market outlook has differed from the consensus since 1999 and our cautious investment strategy continues to reflect our views. Then and now, we believed most analysts' earnings expectations were overly optimistic and that stock valuations were too high. In our view, the short-lived rallies that have occurred in the past two years, and the volatility that has brought different sectors in and out of favor, justify our attitude.

Because our outlook and strategy haven't changed, there has been relatively little need to adjust the portfolio's structure. We have focused on consumer staples firms, such as publishing giant McGraw-Hill, paper products manufacturer Kimberly-Clark, food distributor SYSCO and Blockbuster video rentals, all of which provided positive performance. The fund also benefited from the steady growth offered by Freddie Mac, which indirectly finances one out of six homes in the United States, and such leading life insurance companies as Principal Financial Group and Protective Life.

Other investments that supported performance included WellPoint Health Networks, a healthcare service provider; Wells Fargo & Company, one of the largest banks in the United States; Wendy's International, one of the world's largest fast-food chains; and Brinker International, which runs the Chili's Grill & Bar chain and other restaurants specializing in different ethnic cuisines. All of these offered reasonable earnings expectations and attractive relative valuations.

DESPITE DISAPPOINTMENTS, FUND STANDS BY TECH, TELECOM, MEDICAL STOCKS

The fund's technology investments have been disappointing. Chip makers SanDisk and LSI Logic both suffered from weakness in the semiconductor industry. AT&T Wireless fell due to poor fundamentals in the telecommunications sector. Drug makers Bristol Myers-Squibb and Schering-Plough declined as the market underestimated the effect of patent expiration on the companies' future prospects. Because of our faith in the longer-term prospects of these quality companies, they are still in the fund's portfolio.

MARKET BECOMES MORE PESSIMISTIC, MANAGER MORE OPTIMISTIC

During the second quarter, Wall Street seemed to anticipate another recession, similar to the dip experienced last year shortly before September 11. We disagree. We are encouraged both by our positive view of the U.S. economy going forward and by the fact that the negativism spreading through the markets is bringing valuations of many stocks down to more realistic levels.

As a result, toward the end of the second quarter we began to add to the fund's holdings in companies that are most sensitive to economic cycles, focusing on high-quality companies in such areas as chemicals and transportation, and emphasizing stocks that appeared to be undervalued. We are moving gradually, on a stock-by-stock basis, as we see share prices of cyclical companies decline to attractive levels.

                 CDC NVEST JURIKA & VOYLES RELATIVE VALUE FUND

                                        Investment Results through June 30, 2002
--------------------------------------------------------------------------------

Performance in Perspective

The charts comparing CDC Nvest Jurika & Voyles Relative Value Fund's performance to a benchmark index provide you with a general sense of how the fund performed. To put this information in context, it may be helpful to understand the special differences between the two. The fund's total return for the period shown below appears with and without sales charges and includes fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. In addition, few investors could purchase all of the securities necessary to match the index and would incur transaction costs and other expenses even if they could.

                                Growth of a $10,000 Investment in Class Y Shares
--------------------------------------------------------------------------------

              September 30, 1994 (inception) through June 30, 2002

[THE FOLLOWING INFORMATION WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]

          Net Asset      Russell 1000
          Value(1)         Index(4)

9/30/94     10000           10000
            10140           10189
            10080            9822
            10540            9962
            10450           10220
            10850           10636
            11190           10909
            11730           11199
            12140           11629
6/95        12820           11937
            13450           12393
            13530           12486
            13730           13000
            13080           12941
            13820           13518
            13501           13724
            13406           14168
            13732           14352
            13921           14481
            14687           14702
            14971           15055
6/96        14372           15072
            13386           14344
            14120           14735
            14803           15563
            15107           15908
            16234           17082
            16243           16805
            16910           17802
            17050           17870
            16360           17065
            16711           17988
            18301           19141
6/97        19026           19934
            20371           21565
            19750           20548
            20956           21675
            19724           20972
            19648           21882
            19741           22326
            19335           22492
            20985           24096
            21837           25311
            22243           25571
            21051           25018
6/98        21221           25944
            20160           25632
            16937           21801
            18064           23269
            19610           25107
            20068           26661
            20948           28359
            20864           29371
            20038           28439
            20528           29529
            21565           30764
            21607           30099
6/99        22504           31632
            22140           30667
            21327           30379
            20010           29544
            20990           31530
            21761           32341
            23446           34290
            22924           32886
            22272           32798
            24664           35786
            24998           34593
            25129           33699
6/00        24563           34558
            24824           33984
            26346           36499
            25694           34805
            25926           34386
            25157           31241
            26896           31619
            27530           32659
            26829           29613
            25225           27646
            26411           29867
            26746           30069
6/01        25877           29390
            25760           28989
            24791           27222
            22051           24913
            22218           25432
            23872           27390
            24779           27682
            24588           27331
            24645           26786
            25734           27887
            24607           26289
            24225           26057
6/02        22620           24134

                                   Average Annual Total Returns -- June 30, 2002
--------------------------------------------------------------------------------

Class A (Inception 11/30/01)               6 Months(7)     1 Year(7)     5 Years(7)     Since Inception(7)
Net Asset Value(1)                            -8.86%           --            --                -5.33%
With Maximum Sales Charge(2)                 -14.09            --            --               -10.77

Class B (Inception 11/30/01)

Net Asset Value(1)                            -9.01            --            --                -5.48
With CDSC(3)                                 -13.56            --            --                -9.62

Class C (Inception 11/30/01)

Net Asset Value(1)                            -9.09            --            --                -5.56
With Maximum Sales Charge and CDSC(3)        -10.89            --            --                -7.30

Class Y (Inception 9/30/94)*

Net Asset Value(1)                            -8.71        -12.58%         3.52%               11.11

--------------------------------------------------------------------------------

                                                                                          Since          Since
                                                                                     Classes A, B, C    Class Y
Comparative Index Performance                  6 Months      1 Year        5 Years     Inception(8)   Inception(8)
Russell 1000 Index(4)                          -12.82%       -17.88%         3.90%        -11.89%        12.04%
Morningstar Mid Cap Blend Avg.(5)               -7.06         -9.65          6.26          -3.41         11.99
Lipper Multi Cap Value Funds Average(6)         -7.91        -10.19          5.81          -5.50         11.79

All returns represent past performance and do not guarantee future results. Share price and return will vary and you may have a gain or loss when you sell your shares. All results include reinvestment of dividends and capital gains. Class A, B, and C shares were created recently; their performance results appear above. Current returns may be higher or lower than those shown. Class Y shares are available to certain institutional investors only. Class Y performance includes periods from the predecessor fund.

The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

                                                                 Portfolio Facts
--------------------------------------------------------------------------------

                                                            % of Net Assets
                                                                 as of
Fund Composition                                         6/30/02       12/31/01
--------------------------------------------------------------------------------
Common Stocks                                             94.4           93.8
--------------------------------------------------------------------------------
Short Term Investments
  and Other                                                5.6            6.2
--------------------------------------------------------------------------------

                                                            % of Net Assets
                                                                 as of
Ten Largest Holdings                                    6/30/02        12/31/01
--------------------------------------------------------------------------------
Hormel Foods Corp.                                        3.6            3.8
--------------------------------------------------------------------------------
Kimberly-Clark Corp.                                      3.4            2.9
--------------------------------------------------------------------------------
Freddie Mac                                               3.2            2.9
--------------------------------------------------------------------------------
McGraw-Hill Cos. (The), Inc.                              3.2            3.9
--------------------------------------------------------------------------------
Deere & Co.                                               3.1            2.9
--------------------------------------------------------------------------------
Suncor Energy, Inc.                                       3.0            2.4
--------------------------------------------------------------------------------
Blockbuster, Inc., Class A                                2.9            2.3
--------------------------------------------------------------------------------
ChevronTexaco Corp.                                       2.8            2.0
--------------------------------------------------------------------------------
OM Group, Inc.                                            2.7            2.3
--------------------------------------------------------------------------------
Sabre Holdings Corp.                                      2.7            2.7
--------------------------------------------------------------------------------

                                                            % of Net Assets
                                                                 as of
Five Largest Industries                                 6/30/02        12/31/01
--------------------------------------------------------------------------------
Oil & Gas                                                 8.8            7.1
--------------------------------------------------------------------------------
Insurance                                                 6.7            7.8
--------------------------------------------------------------------------------
Entertainment & Leisure                                   5.6            5.0
--------------------------------------------------------------------------------
Beverages, Food & Tobacco                                 5.3            5.2
--------------------------------------------------------------------------------
Pharmaceuticals                                           5.0            6.6
--------------------------------------------------------------------------------
Portfolio holdings and asset allocations will vary.

See page 24 for information on the possible risks associated with an investment in this fund.

Notes to Charts

(1)   These results do not include a sales charge.

(2)   These results include the maximum sales charge of 5.75%.

(3) Performance for Class B shares assumes a maximum 5.00% contingent deferred sales charge ("CDSC") applied when you sell shares. Class C share performance assumes a 1.00% sales charge and a 1.00% CDSC applied when you sell shares within one year of purchase.

(4) Russell 1000 Index is an unmanaged index of the largest 1000 companies in the broader Russell 3000 Index of U.S. stocks.

(5) Morningstar Mid Cap Blend Fund Average is the average performance without sales charges of funds with similar investment objectives as calculated by Morningstar, Inc.

(6) Lipper Multi Cap Value Funds Average is the average performance without sales charges of funds with similar investment objectives as calculated by Lipper, Inc.

(7) Fund performance has been increased by expense waivers, without which performance would have been lower.

(8) The since-inception performance comparisons shown for each Class of fund shares are calculated as follows: Class A, B and C from 11/30/01; Class Y from 9/30/94.

                         CDC NVEST LARGE CAP VALUE FUND

                                                               Portfolio Profile
--------------------------------------------------------------------------------

Objective:

Seeks capital growth and dividend income

Strategy:

Invests primarily in under-valued common stocks of large-cap companies

Inception Date:

November 28, 1995

Manager:

Margaret M. Buescher
Vaughan, Nelson, Scarborough & McCullough, L.P. (VNSM)

Symbols:

Class A       NEEIX
Class B       NEBIX
Class C       NECEX

Net Asset Value Per Share:
(June 30, 2002)

Class A       $16.10
Class B        15.91
Class C        15.92

                                                           Management Discussion
--------------------------------------------------------------------------------

As the post-September 11 rally cooled early in 2002, stocks began a retreat. Even though the economy appears to be stronger than market behavior would suggest, global politics and accounting concerns triggered by the Enron scandal have undermined investor confidence. In general, this cautionary environment has favored small-cap value stocks of companies that are outside CDC Nvest Large Cap Value Fund's investment universe.

For the six months ended June 30, 2002, the fund's total return was -9.59% for Class A shareholders at net asset value. For the same period, the fund's benchmark, the Russell 1000 Value Index, returned -4.78%, and the average return on Morningstar's Large Cap Value Funds category was -8.22%.

LARGE-CAP STOCKS LAGGED; FINANCE, DRUGS WERE DISAPPOINTING

VNSM believes strongly in value. How much we emphasize one sector or type of stock over another is a by-product of our selection process - a bottom-up approach. As the year began, high valuations led us away from consumer stocks. Instead, we focused on banking and investment firms that are likely to benefit in a strengthening economy. However, we were too early. The rally in consumer cyclicals continued, while the fund's holdings in Citigroup and Merrill Lynch proved disappointing.

Lagging new product development hurt major pharmaceutical companies during the period, although fundamentals remain strong. Other large-cap holdings, such as property-casualty insurer American International Group, were also penalized, as investors favored smaller companies. Nonetheless, we believe the strength of many of our large-cap holdings will lead to higher valuations over time.

STRENGTH CAME FROM HOSPITALS, CONSUMER STAPLES, HOUSING

Hospital operator HCA was the fund's best performer, as revised Medicare reimbursements added to revenues. In addition, HCA sold off hospitals in smaller markets, increasing efficiencies and widening margins. Pepsico, Kraft Foods and Philip Morris comprised the strong consumer staples sector. We capitalized on the housing market through the financing side. Mortgage insurer Radian delivered solid results and Fannie Mae held even.

FUND CAUTIOUS ABOUT TECH, PURSUES RECOVERY-SENSITIVE STOCKS

The fund had a modest exposure to some quality firms in the volatile tech sector. Dell Computer performed well for the fund because we purchased the stock on weakness. Fundamentals remain strong at Electronic Data Systems, although shares declined in value as a result of its relationship with WorldCom.

We have positioned the portfolio in anticipation of an economic recovery later this year or early in 2003. To that end, we increased exposure to attractively valued industrial companies like Emerson Electric, which has an outstanding record of profitability, and Waste Management, whose industrial business is tied to the economic cycle. We also added Deere; the recently passed farm bill may encourage farmers to invest in new equipment. And we initiated a position in Honeywell, which is cutting costs and restructuring to benefit from its merger with Allied Signal.

MANAGER EXPECTS VALUE STOCKS TO LEAD RECOVERY

We expect continued volatility over the next few months as the economy struggles to regain its footing and non-economic questions continue to cloud the outlook. However, sooner or later we believe the economy and corporate profits will pick up. A few months of stable, moderate growth, combined with a quieting of corporate concerns, should help raise investors' comfort levels.

Moreover, the market downturn seems to have cleared away some key imbalances. Stock prices in general are low, although we believe value stocks will continue to get the nod because technology and telecommunications - the biggest growth sectors - remain under pressure and should take longer to recover.

                         CDC NVEST LARGE CAP VALUE FUND

                                        Investment Results through June 30, 2002
--------------------------------------------------------------------------------

Performance in Perspective

The charts comparing CDC Nvest Large Cap Value Fund's performance to a benchmark index provide you with a general sense of how the fund performed. To put this information in context, it may be helpful to understand the special differences between the two. The fund's total return for the period shown below appears with and without sales charges and includes fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. In addition, few investors could purchase all of the securities necessary to match the index and would incur transaction costs and other expenses even if they could.

                                Growth of a $10,000 Investment in Class A Shares
--------------------------------------------------------------------------------

              November 28, 1995 (inception) through June 30, 2002

[THE FOLLOWING INFORMATION WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]

          Net Asset      Maximum Sales      Russell 1000
          Value(1)         Charge(2)        Value Index(4)

11/28/95    10000            9425              10000
            10032            9455              10000
            10321            9727              10251
            10553            9947              10571
            10698           10083              10651
            10875           10249              10832
            11123           10484              10873
            11460           10801              11009
6/96        11356           10703              11018
            11067           10431              10602
            11284           10635              10905
            11701           11028              11339
            12343           11633              11777
            13106           12352              12631
            13067           12316              12470
            13464           12690              13074
            13714           12926              13266
            13093           12340              12790
            13542           12763              13327
            14206           13389              14071
6/97        14628           13787              14675
            15603           14706              15779
            15154           14283              15217
            15708           14805              16137
            14948           14089              15686
            15582           14686              16379
            16026           15104              16857
            15825           14915              16619
            17083           16100              17738
            17847           16821              18822
            17810           16786              18948
            17198           16209              18667
6/98        17001           16023              18907
            16267           15332              18573
            13964           13161              15809
            14768           13919              16716
            15887           14973              18011
            16386           15444              18850
            16453           15507              19492
            15818           14909              19648
            15491           14601              19370
            15400           14514              19771
            16796           15830              21618
            16730           15768              21380
6/99        17364           16365              22001
            16960           15985              21357
            16321           15383              20564
            15602           14705              19846
            16401           15458              20988
            16138           15210              20824
            16133           15206              20924
            15532           14638              20242
            14328           13504              18738
            15778           14870              21024
            15825           14915              20779
            16041           15119              20998
6/00        15736           14831              20039
            16048           15125              20290
            17091           16108              21419
            17056           16075              21615
            17615           16602              22146
            16885           15914              21324
            17587           16576              22392
            17692           16674              22478
            17083           16101              21853
            16788           15823              21081
            17473           16468              22115
            17948           16916              22611
6/01        17544           16535              22110
            17258           16266              22063
            16916           15943              21179
            15964           15046              19689
            15992           15073              19519
            16735           15773              20654
            16968           15993              21140
            16702           15741              20977
            16673           15714              21011
            17368           16370              22005
            16683           15723              21250
            16644           15687              21357
6/02        15341           14459              20131

                                   Average Annual Total Returns -- June 30, 2002
--------------------------------------------------------------------------------

Class A (Inception 11/28/95)                      6 Months(7)          1 Year(7)          5 Years(7)      Since Inception(7)
Net Asset Value(1)                                   -9.59%             -12.56%              0.96%               6.71%
With Maximum Sales Charge(2)                        -14.80              -17.56              -0.23                5.76

Class B (Inception 9/15/97)

Net Asset Value(1)                                   -9.95              -13.24                 --               -0.84
With CDSC(3)                                        -14.45              -17.58                 --               -1.24

Class C (Inception 9/15/97)

Net Asset Value(1)                                   -9.94              -13.23                 --               -0.83
With Maximum Sales Charge and CDSC(3)               -11.74              -14.98                 --               -1.03

                                                                                            Since          Since
                                                                                            Class A    Class B and C
Comparative Performance                                 6 Months    1 Year      5 Years   Inception(8)  Inception(8)
Russell 1000 Value Index(4)                              -4.78%      -8.95%       6.53%      11.21%        1.59%
Morningstar Large Cap Value Fund Avg.(5)                 -8.22      -11.64        3.97        8.66         2.37
Lipper Large Cap Value Funds Average(6)                  -9.21      -13.43        3.30        8.45         1.65

All returns represent past performance and do not guarantee future results. Share price and return will vary and you may have a gain or loss when you sell your shares. All results include reinvestment of dividends and capital gains. Current returns may be higher or lower than those shown.

The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

                                                                 Portfolio Facts
--------------------------------------------------------------------------------

                                                             % of Net Assets
                                                                  as of
Fund Composition                                           6/30/02     12/31/01
--------------------------------------------------------------------------------
Common Stocks                                                95.9        97.3
--------------------------------------------------------------------------------
Short Term Investments
  and Other                                                   4.1         2.7
--------------------------------------------------------------------------------

                                                             % of Net Assets
                                                                  as of
Ten Largest Holdings                                       6/30/02     12/31/01
--------------------------------------------------------------------------------
Exxon Mobil Corp.                                             5.5         4.8
--------------------------------------------------------------------------------
Fannie Mae                                                    4.7         4.6
--------------------------------------------------------------------------------
American International
  Group, Inc.                                                 4.5         4.8
--------------------------------------------------------------------------------
HCA Inc.                                                      4.5         3.3
--------------------------------------------------------------------------------
PepsiCo, Inc.                                                 4.0         5.1
--------------------------------------------------------------------------------
Citigroup, Inc.                                               3.8         4.5
--------------------------------------------------------------------------------
J.P. Morgan Chase & Co., Inc.                                 3.7         3.5
--------------------------------------------------------------------------------
Shell Transport &
  Trading Co. PLC (ADR)                                       3.0         2.5
--------------------------------------------------------------------------------
Waste Management, Inc.                                        3.0         3.3
--------------------------------------------------------------------------------
Merrill Lynch & Co., Inc.                                     2.8         3.3
--------------------------------------------------------------------------------

                                                             % of Net Assets
                                                                  as of
Five Largest Industries                                    6/30/02     12/31/01
--------------------------------------------------------------------------------
Financial Services                                           16.9        17.9
--------------------------------------------------------------------------------
Oil & Gas                                                    11.5         9.4
--------------------------------------------------------------------------------
Insurance                                                    10.6        13.3
--------------------------------------------------------------------------------
Beverages, Food & Tobacco                                     8.1         8.9
--------------------------------------------------------------------------------
Banking                                                       6.6         5.2
--------------------------------------------------------------------------------
Portfolio holdings and asset allocations will vary.

See page 24 for information on the possible risks associated with an investment in this fund.

Notes to Charts

(1)   These results do not include a sales charge.

(2)   These results include the maximum sales charge of 5.75%.

(3) Performance for Class B shares assumes a maximum 5.00% contingent deferred sales charge ("CDSC") applied when you sell shares. Class C share performance assumes a 1.00% sales charge and a 1.00% CDSC applied when you sell shares within one year of purchase.

(4) Russell 1000 Value Index is an unmanaged index of the largest 1000 U.S. companies within the Russell 3000.

(5) Morningstar Large Cap Value Fund Average is the average performance without sales charges of funds with similar investment objectives as calculated by Morningstar, Inc.

(6) Lipper Large Cap Value Funds Average is the average performance without sales charges of funds with similar investment objectives as calculated by Lipper, Inc.

(7) Fund performance has been increased by expense waivers, without which performance would have been lower.

(8) The since-inception performance comparisons shown for each Class of fund shares are calculated as follows: Class A from 11/30/95; Class B and C from 9/30/97.

                         CDC NVEST MID CAP GROWTH FUND

                                                               Portfolio Profile
--------------------------------------------------------------------------------

Objective:

Seeks long-term capital growth

Strategy:

Invests primarily in common stocks of mid-sized, growing companies

Inception Date:

March 15, 2001

Managers:

Christopher R. Ely
David L. Smith
Philip C. Fine
Loomis, Sayles & Company, L.P.

Symbols:

Class A       NRMAX
Class B       NRMBX
Class C       NRMCX

Net Asset Value Per Share:
(June 30, 2002)

Class A       $6.15
Class B        6.09
Class C        6.09

                                                           Management Discussion
--------------------------------------------------------------------------------

Concerns that corporate spending cuts would continue to impact earnings of technology companies kept stock prices down in this sector more than in others. Although we trimmed some holdings, technology still represents a major portion of CDC Nvest Mid Cap Growth Fund's portfolio and this was largely responsible for its poor results versus the benchmark and a list of comparable funds during the first half of 2002. However, our analysis of the companies we selected shows their current and prospective earnings are both strong.

The total return on Class A shares of the fund was -24.54% at net asset value for the six months ended June 30, 2002. The fund's benchmark, the Russell Mid Cap Growth Index, returned -19.70% for the same period, and the average return on the funds in Morningstar's Mid Cap Growth Fund category was -16.00%.

HIGH TECH HURT FUND AS ECONOMIC RECOVERY DECELERATES

As 2002 got underway, investors were expecting an economic recovery. By March it seemed almost inevitable that the Federal Reserve Board would shift its policy, sending interest rates up. Even though the Gross Domestic Product (GDP) grew at a healthy 5.0% in the first quarter, the Fed maintained a wait and see attitude, and the stock price rally that began the year collapsed, although value stocks continued to do better than growth stocks. We sold two chip makers - NVIDIA Corporation and Enterasys Networks - as well as drug manufacturer Sepracor. Stocks of some of the fund's financial-services companies were also hurt by concerns over credit quality in a weak economic environment.

CONSUMER, ENERGY, PRODUCER DURABLE STOCKS DID WELL

Consumer spending has been a principal driver of the recovery, and the performance of consumer discretionary stocks reflects the strong tone of business among many retailers, auto dealers and restaurants during the first half of 2002. Positive earnings reports resulted in strong performance from such portfolio holdings as: Coach, Inc., a leather-goods manufacturer spun off by Sara Lee; Williams-Sonoma, a leading producer of upscale cookware; and Dollar Tree Stores, which operates 2,000 discount stores in 37 states.

Energy has also been an area of support, due largely to an improving worldwide economy, which has put upward pressure on commodity prices. The fund owns stocks in the drilling services, exploration and production areas, including Nabors Industries, Ensco, Weatherford International and XTO Energy.

Producer durable companies that did well for the fund include KLA Tencor and Cymer -two leading companies that supply tools used in manufacturing semiconductors, both of which enjoyed a strong rebound in bookings.

MANAGER EXPECTS VOLATILE MARKET WITH UPWARD BIAS

At this point in the cycle, the Fed would normally be close to a tightening phase - raising interest rates to ward off the inflationary pressures that can occur with a rapid economic recovery. However, economic growth was slower than expected in the second quarter, while troubles in the Middle East, India and Pakistan have accelerated. It will also take time for investors to regain the confidence lost following the Enron scandal. However, the cleansing process that has been set in motion may ultimately improve the quality and consistency of financial information presented to the public.

Currently, we expect the market to remain volatile, though with an upward bias. Further gains will depend on the strength of the economic recovery going forward. Our strategy will be to continue to focus on companies with clean balance sheets, simple capital structures, and "transparent" income statements. Public confidence in the quality and character of senior management is more important now than ever, as is the need for extensive research into each security we select for CDC Nvest Mid Cap Growth Fund.

                         CDC NVEST MID CAP GROWTH FUND

                                        Investment Results through June 30, 2002
--------------------------------------------------------------------------------

Performance in Perspective

The charts comparing CDC Nvest Mid Cap Growth Fund's performance to a benchmark index provide you with a general sense of how the fund performed. To put this information in context, it may be helpful to understand the special differences between the two. The fund's total return for the period shown below appears with and without sales charges and includes fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. In addition, few investors could purchase all of the securities necessary to match the index and would incur transaction costs and other expenses even if they could.

                                Growth of a $10,000 Investment in Class A Shares
--------------------------------------------------------------------------------

                March 15, 2001 (inception) through June 30, 2002

[THE FOLLOWING INFORMATION WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]

          Net Asset      Maximum Sales      Russell Mid Cap
          Value(1)         Charge(2)        Growth Index(4)

3/15/01     10000            9425                10000
             9850            9284                10000
            11200           10556                11667
            10790           10170                11612
6/01        10430            9830                11618
             9440            8897                10835
             8330            7851                10049
             6730            6343                 8388
             7340            6918                 9270
             8080            7615                10268
12/01        8150            7681                10659
             7860            7408                10312
             7080            6673                 9728
             7660            7219                10470
             7270            6852                 9916
             6810            6418                 9620
6/02         6150            5796                 8558

                                   Average Annual Total Returns -- June 30, 2002
--------------------------------------------------------------------------------

Class A (Inception 3/15/01)             6 Months(7)      1 Year(7)   Since Inception(7)
Net Asset Value(1)                       -24.54%          -41.04%          -31.33%
With Maximum Sales Charge(2)             -28.90           -44.44           -34.41

Class B (Inception 3/15/01)

Net Asset Value(1)                       -24.91           -41.50           -31.85
With CDSC(3)                             -28.66           -44.42           -33.97

Class C (Inception 3/15/01)

Net Asset Value(1)                       -24.91           -41.50           -31.85
With Maximum Sales Charge and CDSC(3)    -26.38           -42.69           -32.38

                                                                             Since
                                                                         Class A, B, C
Comparative Performance                 6 Months          1 Year          Inception(8)
Russell Mid Cap Growth Index(4)          -19.70%          -26.34%          -11.71%
Morningstar Mid Cap Growth Avg.(5)       -16.00           -24.17           -12.66
Lipper Mid Cap Growth Funds Avg.(6)      -16.68           -25.16           -12.72

All returns represent past performance and do not guarantee future results. Share price and return will vary and you may have a gain or loss when you sell your shares. All results include reinvestment of dividends and capital gains. Current returns may be higher or lower than those shown.

The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

                                                                 Portfolio Facts
--------------------------------------------------------------------------------

                                                             % of Net Assets
                                                                  as of
Fund Composition                                           6/30/02     12/31/01
--------------------------------------------------------------------------------
Common Stocks                                                99.5        95.6
--------------------------------------------------------------------------------
Short Term Investments
  and Other                                                   0.5         4.4
--------------------------------------------------------------------------------

                                                             % of Net Assets
                                                                  as of
Ten Largest Holdings                                        6/30/02     12/31/01
--------------------------------------------------------------------------------
ChoicePoint, Inc.                                             2.5         1.6
--------------------------------------------------------------------------------
AmerisourceBergen Corp.                                       2.4          --
--------------------------------------------------------------------------------
Dollar Tree Stores, Inc.                                      2.2          --
--------------------------------------------------------------------------------
L-3 Communications Holdings, Inc.                             2.1         1.0
--------------------------------------------------------------------------------
Career Education Corp.                                        2.1          --
--------------------------------------------------------------------------------
Laboratory Corp. of
  America Holdings                                            2.0         2.1
--------------------------------------------------------------------------------
Electronic Arts, Inc.                                         2.0          --
--------------------------------------------------------------------------------
Microchip Technology, Inc.                                    2.0          --
--------------------------------------------------------------------------------
Intuit, Inc.                                                  1.9          --
--------------------------------------------------------------------------------
Williams-Sonoma, Inc.                                         1.9          --
--------------------------------------------------------------------------------

                                                             % of Net Assets
                                                                  as of
Five Largest Industries                                     6/30/02     12/31/01
--------------------------------------------------------------------------------
Retailers                                                    10.0         2.1
--------------------------------------------------------------------------------
Software                                                      9.9        10.3
--------------------------------------------------------------------------------
Semiconductors                                                9.0        13.7
--------------------------------------------------------------------------------
Oil & Gas                                                     8.4         4.6
--------------------------------------------------------------------------------
Computers                                                     6.8         8.0
--------------------------------------------------------------------------------
Portfolio holdings and asset allocations will vary.

See page 24 for information on the possible risks associated with an investment in this fund.

Notes to Charts

(1)   These results do not include a sales charge.

(2)   These results include maximum sales charge of 5.75%.

(3) Performance for Class B shares assumes a maximum 5.00% contingent deferred sales charge ("CDSC") applied when you sell shares. Class C share performance assumes a 1.00% sales charge and a 1.00% CDSC applied when you sell shares within one year of purchase.

(4) Russell Mid Cap Growth Index is an unmanaged index of mid-cap stocks of growth-oriented U.S. corporations.

(5) Morningstar Mid Cap Growth Fund Average is the average performance without sales charges of funds with similar investment objectives as calculated by Morningstar, Inc.

(6) Lipper Mid Cap Growth Funds Average is the average performance without sales charges of funds with similar investment objectives as calculated by Lipper, Inc.

(7) Fund performance has been increased by expense waivers, without which performance would have been lower.

(8) The since-inception performance comparisons shown are calculated from 3/31/01.

                             CDC NVEST SELECT FUND

                                                               Portfolio Profile

--------------------------------------------------------------------------------

Objective:

Seeks long-term capital appreciation

Strategy:

Focuses on 15 to 20 stocks of mid- to large-cap U.S. companies

Inception Date:

March 15, 2001

Managers:

William C. Nygren
Floyd J. Bellman
Harris Associates L.P.

Symbols:

Class A       NRSAX
Class B       NRSBX
Class C       NRSCX

Net Asset Value Per Share:
(June 30, 2002)

Class A       $10.08
Class B         9.98
Class C         9.99

                                                           Management Discussion
--------------------------------------------------------------------------------

During the first half of 2002, early hints of an economic rebound from last year's slump faded as corporate earnings failed to sustain a growth spurt. Thanks to their attractive valuations, medium-sized companies held up well during the period relative to the large-cap companies in the S&P 500 Index, helping the fund to outperform its benchmark.

For the six-months ended June 30, 2002, the total return on Class A shares of CDC Nvest Select Fund was -8.03% based on net asset value. For the same period, the total return on the fund's benchmark, the Standard & Poor's 500 Stock Index, was -13.16%, while the average return on Morningstar's Large Cap Value Funds category was -8.22%.

FINANCIAL AND SERVICE COMPANIES WERE POSITIVE

Our approach is to seek companies with growth prospects that don't appear to be reflected in the price of their shares. The fund's emphasis on any given sector is a by-product of our selection process. During the difficult first half of 2002, we focused on companies with the potential to expand earnings as the economy emerges from a sluggish period.

Washington Mutual, the fund's largest holding, delivered strong results. This leading financial institution's large mortgage-servicing business generates fees regardless of interest rate trends. Management has also deployed cash effectively through stock buybacks and strategic acquisitions. Omnicare benefited as owners of long-term care facilities outsourced pharmacy services to reduce staff and related costs. H&R Block was a modest contributor; and Waste Management rose in recognition of new management, an effective cost-reduction program and better pricing.

TELECOM, TECH, MEDICAL, CONSUMER SELECTIONS WERE WEAK

Sprint (FON Group) and AT&T were disappointing. AT&T 's management is systematically breaking up the company in an effort to create greater shareholder value. Prices of both stocks currently understate their intrinsic value, in our opinion.

Chiron, which develops treatments for cancer and infectious diseases, was also weak, along with the biotech sector in general, but we believe Chiron's fundamentals remain strong. Competition hurt Guidant, but we are optimistic about its next generation of stents - devices that release medication, preventing arteries from becoming blocked.

Business clients have been postponing technology expenditures but Novell's strong e-business and security products should attract buyers once spending picks up. After the decline in the value of its shares during the period, we feel Novell's downside is now limited. Electronic Data Systems, a service company that benefits as companies outsource technology and human resources functions, was also disappointing during the period.

Shares of Kroger fell due to concern over Wal-Mart's entry into the competitive grocery business. However, Kroger has superior locations in many areas, and higher margin products and services being introduced in many stores should add value in the years ahead.

UNCERTAINTY MAY PROVIDE OPPORTUNITIES FOR VALUE INVESTORS

We believe the fears that are currently depressing stock prices play into our hands by creating opportunities to buy at lower prices. We are finding many high-quality companies with solid growth prospects selling at lower valuations than they have in years.

Low interest rates should eventually stimulate corporate spending, while lower taxes may prop up consumer spending. In addition, a weakening U.S. dollar may boost the economy by making American products more affordable overseas, strengthening export sales.

Our long-term investment horizon teaches us to focus on companies that are building intrinsic business value, especially those that can do so regardless of the current climate. However, investors should realize that today's environment is not likely to repeat the exuberant equity returns that we saw in the 1990s.

                             CDC NVEST SELECT FUND

                                        Investment Results through June 30, 2002
--------------------------------------------------------------------------------

Performance in Perspective

The charts comparing CDC Nvest Select Fund's performance to a benchmark index provide you with a general sense of how the fund performed. To put this information in context, it may be helpful to understand the special differences between the two. The fund's total return for the period shown below appears with and without sales charges and includes fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. In addition, few investors could purchase all of the securities necessary to match the index and would incur transaction costs and other expenses even if they could.

                                Growth of a $10,000 Investment in Class A Shares
--------------------------------------------------------------------------------

                March 15, 2001 (inception) through June 30, 2002

[THE FOLLOWING INFORMATION WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]

          Net Asset      Maximum Sales      S&P 500
          Value(1)         Charge(2)        Index(4)

3/15/01     10000            9425            10000
            10090            9510            10000
            10420            9821            10777
            10690           10075            10849
6/01        10990           10358            10585
            11310           10660            10481
            10870           10245             9825
            10240            9651             9032
            10000            9425             9204
            10680           10066             9910
12/01       10960           10330             9997
            10890           10264             9851
            10600            9990             9661
            10910           10283            10024
            10860           10235             9416
            10930           10301             9347
6/02        10080            9500             8681

                                   Average Annual Total Returns -- June 30, 2002
--------------------------------------------------------------------------------

Class A (Inception 3/15/01)               6 Months(7)        1 Year(7)      Since Inception(7)
Net Asset Value(1)                           -8.03%            -8.28%             0.62%
With Maximum Sales Charge(2)                -13.33            -13.55             -3.88

Class B (Inception 3/15/01)

Net Asset Value(1)                           -8.44             -9.02             -0.15
With CDSC(3)                                -13.02            -13.57             -3.26

Class C (Inception 3/15/01)

Net Asset Value(1)                           -8.35             -8.93             -0.08
With Maximum Sales Charge and CDSC(3)       -10.17            -10.74             -0.84

                                                                                 Since
                                                                             Class A, B, C
Comparative Performance                    6 Months           1 Year          Inception(8)
S&P 500 Index(4)                            -13.16%           -17.99%           -10.70%
Morningstar Large Cap Value(5)               -8.22            -11.64             -5.97
Lipper Multi Cap Value Funds Avg.(6)         -7.91            -10.19             -3.92

All returns represent past performance and do not guarantee future results. Share price and return will vary and you may have a gain or loss when you sell your shares. All results include reinvestment of dividends and capital gains. Current returns may be higher or lower than those shown.

The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

                                                                 Portfolio Facts
--------------------------------------------------------------------------------

                                                              % of Net Assets
                                                                   as of
Fund Composition                                            6/30/02     12/31/01
--------------------------------------------------------------------------------
Common Stocks                                                90.1        92.1
--------------------------------------------------------------------------------
Short Term Investments
  and Other                                                   9.9         7.9
--------------------------------------------------------------------------------

                                                              % of Net Assets
                                                                   as of
Ten Largest Holdings                                        6/30/02     12/31/01
--------------------------------------------------------------------------------
Washington Mutual, Inc.                                      16.7        15.1
--------------------------------------------------------------------------------
H&R Block, Inc.                                               5.0         3.1
--------------------------------------------------------------------------------
Kroger Co. (The)                                              4.8         4.5
--------------------------------------------------------------------------------
Knight-Ridder, Inc.                                           4.7         4.3
--------------------------------------------------------------------------------
TXU Corp.                                                     4.7         4.6
--------------------------------------------------------------------------------
First Data Corp.                                              4.5         3.8
--------------------------------------------------------------------------------
Waste Management, Inc.                                        4.5         4.4
--------------------------------------------------------------------------------
Burlington Resources, Inc.                                    4.5         4.4
--------------------------------------------------------------------------------
Electronic Data Systems Corp.                                 4.1         4.2
--------------------------------------------------------------------------------
Chiron Corp.                                                  3.5         3.9
--------------------------------------------------------------------------------

                                                              % of Net Assets
                                                                   as of
Five Largest Industries                                     6/30/02     12/31/01
--------------------------------------------------------------------------------
Banking                                                      16.7        15.1
--------------------------------------------------------------------------------
Commercial Services                                           8.7         6.8
--------------------------------------------------------------------------------
Media--Broadcasting
  & Publishing                                                7.4         7.2
--------------------------------------------------------------------------------
Software                                                      6.9         7.7
--------------------------------------------------------------------------------
Telephone Systems                                             6.1         8.6
--------------------------------------------------------------------------------
Portfolio holdings and asset allocations will vary.

See page 24 for information on the possible risks associated with an investment in this fund.

Notes to Charts

(1)   These results do not include a sales charge.

(2)   These results include the maximum sales charge of 5.75%.

(3) Performance for Class B shares assumes a maximum 5.00% contingent deferred sales charge ("CDSC") applied when you sell shares. Class C share performance assumes a 1.00% sales charge and a 1.00% CDSC applied when you sell shares within one year of purchase.

(4)   S&P 500 Stock Index is an unmanaged index of U.S. common stock performance

(5) Morningstar Large Cap Value Fund Average is the average performance without sales charges of funds with similar investment objectives as calculated by Morningstar, Inc.

(6) Lipper Multi Cap Value Funds Average is the average performance without sales charges of funds with similar investment objectives as calculated by Lipper Inc.

(7) Fund performance has been increased by expense waivers, without which performance would have been lower.

(8) The since-inception performance comparisons shown are calculated from 3/31/01.

                CDC NVEST JURIKA & VOYLES SMALL CAP GROWTH FUND

                                                               Portfolio Profile
--------------------------------------------------------------------------------

Objective:

Seeks long-term growth of capital

Strategy:

Invests primarily in a diversified portfolio of small-cap stocks

Inception Date:

September 30, 1994

Manager:

John Hickman
Jurika & Voyles, L.P.

Symbols:

Class A       NFBSX
Class B       NFBBX
Class C       NFBCX
Class Y       NFBYX

Net Asset Value Per Share:
(June 30, 2002)

Class A       $9.56
Class B        9.52
Class C        9.52
Class Y        9.58

                                                           Management Discussion
--------------------------------------------------------------------------------

The first half of 2002 was disappointing for CDC Nvest Jurika & Voyles Small Cap Growth Fund for a variety of reasons. First, the fund invests in small-cap growth stocks, which are high-risk/high-reward investments that have been out of favor for the past two years. The volatility of the past six months magnified this factor. Second, the fund held some large positions in small companies that had an especially difficult time, and this was primarily responsible for its poor showing versus its benchmark and competitor list.

For the six months ended June 30, 2002, the total return on Class A fund shares was -26.69%. For the same period, the return on the fund's benchmark, the Russell 2000 Index, was -4.70%, while the average return on the funds in the Morningstar Small Growth category was -14.71%.

MARKET TRENDS, TECH/TELECOM HOLDINGS, HURT FUND

Early in the year, the economy and corporate earnings showed signs of improvement. However, as the fallout from Enron began to spread, investors began to focus on attractively valued stocks of companies with modest - and believable
- earnings forecasts. Companies forecasting robust growth further in the future, especially younger companies with smaller market capitalizations, generally did poorly. In an uncertain economy, most investors were unwilling to accept higher risks in pursuit of higher returns.

DuraSwitch Industries is a good example of a small technology company in which the fund has a sizeable position. The company has new products and licensing agreements that offer significant growth potential, but investors lost interest when management reported an increase in net operating loss as a result of increased research and development costs. Pharmaceutical Product Development
(PPD) is a contract research company in the fund's portfolio that implements clinical trials for pharmaceutical firms bringing new products to market. Despite strong performance, PPD's stock was caught in the biotech downdraft.

Two telecommunications holdings were also disappointing: U.S. Unwired, a Sprint affiliate, and Digital Insight, which had been one of the fund's largest positions. We continue to hold these and other wireless communications stocks because we believe in their future growth potential.

CONSUMER STOCKS, TRANSPORTATION, HMO SUPPORTED FUND

During the first half of 2000, we focused on consumer trends, including companies benefiting from the fact that Americans are staying closer to home in the wake of September 11. Featured companies included video game producers Activision, Hollywood Entertainment and Acclaim Entertainment, all of which profited from new game platforms and software. Another consumer stock that helped was Rent-A-Center, which fit the mold of what the market was looking for
- a conservative, consumer-oriented company that met current earnings expectations. We sold Rent-A-Center at a profit and used the proceeds to invest in promising companies with lower valuations.

Some of the fund's transportation stocks also fared well. For example, P.A.M. Transportation Services rose as a result of reduced competition, lower fuel costs and improved earnings. Finally, the fund was helped by AMERIGROUP Corporation, an HMO that targets people eligible for Medicare and the Children's Health Insurance Program (CHIP). This emerging company is enjoying steady growth during these uncertain times.

MANAGER'S OUTLOOK INCREASINGLY OPTIMISTIC

An improving economy should revive corporate profits, and we believe the market should start to move beyond its present concerns sometime during the balance of 2002. Accordingly, we reduced some of the fund's defensive healthcare holdings and transferred assets into more economically sensitive areas, including selected technology stocks, transportation, commodities and energy. We believe the portfolio includes attractively valued companies offering significant growth prospects for forward-looking investors.

                CDC NVEST JURIKA & VOYLES SMALL CAP GROWTH FUND

                                        Investment Results through June 30, 2002
--------------------------------------------------------------------------------

Performance in Perspective

The charts comparing CDC Nvest Jurika & Voyles Small Cap Growth Fund's performance to a benchmark index provide you with a general sense of how the fund performed. To put this information in context, it may be helpful to understand the special differences between the two. The fund's total return for the period shown below appears with and without sales charges and includes fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. In addition, few investors could purchase all of the securities necessary to match the index and would incur transaction costs and other expenses even if they could.

                                Growth of a $10,000 Investment in Class Y Shares
--------------------------------------------------------------------------------

              September 30, 1994 (inception) through June 30, 2002

[THE FOLLOWING INFORMATION WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]

          Net Asset      Russell 2000
          Value(1)         Index(4)

9/30/94     10000           10000
            10410            9961
            10400            9558
            10650            9815
            10409            9691
            11211           10094
            11832           10268
            12814           10497
            13245           10677
6/95        14146           11231
            15359           11878
            15279           12124
            15509           12340
            15149           11788
            16070           12283
            16210           12608
            15816           12594
            16690           12987
            17691           13251
            19683           13959
            20503           14510
6/96        19598           13914
            18575           12698
            19384           13436
            19949           13961
            20034           13746
            21006           14312
            21424           14687
            21896           14981
            20929           14617
            20270           13928
            20226           13966
            22456           15520
6/97        23984           16185
            26005           16938
            27119           17326
            29320           18594
            27710           17777
            27663           17662
            26536           17972
            25705           17688
            27159           18996
            28669           19779
            29320           19889
            26993           18818
6/98        26453           18857
            24472           17331
            19306           13965
            19957           15058
            21287           15672
            21993           16493
            22737           17514
            23384           17747
            20652           16309
            20715           16564
            23195           18048
            23668           18312
6/99        25468           19140
            25216           18615
            24158           17926
            24978           17930
            25563           18002
            29715           19077
            35431           21237
            34357           20896
            39899           24347
            39236           22741
            33836           21373
            31042           20127
6/00        37295           21882
            35274           21178
            39584           22794
            36868           22124
            33237           21136
            27442           18966
            29619           20595
            31544           21668
            28160           20246
            24251           19256
            28121           20762
            29793           21272
6/01        32049           22007
            29113           20816
            26254           20143
            20731           17432
            22481           18452
            24718           19880
            25682           21107
            24620           20888
            21609           20315
            23577           21948
            21805           22148
            20762           21165
6/02        18853           20115

                                   Average Annual Total Returns -- June 30, 2002
--------------------------------------------------------------------------------

Class A (Inception 11/30/01)                    6 Months(7)          1 Year(7)    5 Years(7)    Since Inception(7)
Net Asset Value(1)                                -26.69%                --           --            -23.89%
With Maximum Sales Charge(2)                      -30.93                 --           --            -28.28

Class B (Inception 11/30/01)

Net Asset Value(1)                                -26.94                 --           --            -24.20
With CDSC(3)                                      -30.59                 --           --            -27.99

Class C (Inception 11/30/01)

Net Asset Value(1)                                -26.99                 --           --            -24.20
With Maximum Sales Charge and CDSC(3)             -28.44                 --           --            -25.73

Class Y (Inception 9/30/94)*

Net Asset Value(1)                                -26.59             -41.17%       -4.70%             8.53

--------------------------------------------------------------------------------

                                                                                                Since           Since
                                                                                            Class A, B, C      Class Y
Comparative Performance                             6 Months       1 Year        5 Years     Inception(8)    Inception(8)
Russell 2000 Index(4)                                 -4.70%        -8.60%         4.44%          1.18%         9.44%
Morningstar Small Growth Avg.(5)                     -14.71        -19.81          4.33          -9.20          8.98
Lipper Small Cap Growth Funds Avg.(6)                -16.21        -22.14          3.71         -10.97          8.30

All returns represent past performance and do not guarantee future results. Share price and return will vary and you may have a gain or loss when you sell your shares. All results include reinvestment of dividends and capital gains. Current returns may be higher or lower than those shown.

Class A, B and C shares were created recently; their performance results appear above. Class Y shares are only available to certain institutional investors. Class Y performance includes periods from the predecessor fund.

The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

                                                                 Portfolio Facts
--------------------------------------------------------------------------------

                                                             % of Net Assets
                                                                   as of
Fund Composition                                            6/30/02     12/31/01
--------------------------------------------------------------------------------
Common Stocks                                                99.1       100.4
--------------------------------------------------------------------------------
Short Term Investments
  and Other                                                   0.9        (0.4)
--------------------------------------------------------------------------------

                                                             % of Net Assets
                                                                   as of
Ten Largest Holdings                                        6/30/02     12/31/01
--------------------------------------------------------------------------------
Duraswitch Industries, Inc.                                   3.3         2.6
--------------------------------------------------------------------------------
Digital Insight Corp.                                         2.7         2.6
--------------------------------------------------------------------------------
Centene Corp.                                                 2.6          --
--------------------------------------------------------------------------------
Navigant International, Inc.                                  2.3          --
--------------------------------------------------------------------------------
Intrado, Inc.                                                 2.2          --
--------------------------------------------------------------------------------
Pharmaceutical Product
  Development, Inc.                                           2.1         2.1
--------------------------------------------------------------------------------
Raindance Communications, Inc.                                2.1         0.7
--------------------------------------------------------------------------------
Euronet Worldwide, Inc.                                       2.1          --
--------------------------------------------------------------------------------
Headwaters, Inc.                                              2.0         0.9
--------------------------------------------------------------------------------
Rita Medical Systems, Inc.                                    2.0          --
--------------------------------------------------------------------------------

                                                             % of Net Assets
                                                                   as of
Five Largest Industries                                     6/30/02     12/31/01
--------------------------------------------------------------------------------
Internet                                                     15.7        17.6
--------------------------------------------------------------------------------
Oil & Gas                                                     9.9         5.0
--------------------------------------------------------------------------------
Medical Supplies                                              8.4         9.5
--------------------------------------------------------------------------------
Entertainment & Leisure                                       5.3         3.0
--------------------------------------------------------------------------------
Health Care Providers                                         5.2         3.5
--------------------------------------------------------------------------------
Portfolio holdings and asset allocations will vary.

See page 24 for information on the possible risks associated with an investment in this fund.

Notes to Charts

(1)   These results do not include a sales charge.

(2)   These results include the maximum sales charge of 5.75%.

(3) Performance for Class B shares assumes a maximum 5.00% contingent deferred sales charge ("CDSC") applied when you sell shares. Class C share performance assumes a 1.00% sales charge and a 1.00% CDSC applied when you sell shares within one year of purchase.

(4) Russell 2000 Index is an unmanaged list of the 2000 smallest companies in the broader Russell 3000 Index.

(5) Morningstar Small Growth Fund Average is the average performance without sales charges of funds with similar investment objectives as calculated by Morningstar, Inc.

(6) Lipper Small Cap Growth Funds Average is the average performance without sales charges of funds with similar investment objectives as calculated by Lipper Inc.

(7) Fund performance has been increased by expense waivers, without which performance would have been lower.

(8) The since-inception performance comparisons for each class of fund shares are calculated as follows: Class A, B and C from 11/30/01; Class Y from 9/30/94.

                      CDC NVEST INTERNATIONAL EQUITY FUND

                                                               Portfolio Profile
--------------------------------------------------------------------------------

Objective:

Seeks total return from long-term capital growth and dividend income

Strategy:

Invests primarily in equity securities of companies organized or headquartered outside of the United States

Inception Date:

May 21, 1992

Managers:

Alexander Muromcew
John Tribolet
Eswar Menon
Loomis, Sayles & Company, L.P.

Symbols:

Class A       NEFIX
Class B       NEIBX
Class C       NECIX
Class Y       NEIYX

Net Asset Value Per Share:
(June 30, 2002)

Class A       $12.02
Class B        11.43
Class C        11.40
Class Y        12.44

                                                           Management Discussion
--------------------------------------------------------------------------------

CDC Nvest International Equity Fund's growth orientation and its emphasis on technology were largely responsible for its disappointing performance relative to its benchmark and to comparable funds during the first half of 2002. Value stocks continued to do better than growth stocks.

For the six months ended June 30, 2002, the total return on Class A shares of this fund was -5.50% at net asset value. The fund's benchmark, the MSCI EAFE Index, ended the six-month period with a return of -1.62%, while the average return on the funds in Morningstar's Foreign Stock Funds category was -1.20%.

TECH COMPANIES REFLECTED SLUGGISH CORPORATE SPENDING

Even some of the most promising companies in the technology sector continue to be held down by negative sentiment. Disappointing selections in the fund included Cap Gemini Ernst & Young, a leading French provider of information technology that targets global financial service companies. ASML Holding, a worldwide maker of lithography equipment for the semiconductor business, and WPP Group, one of the world's top advertising and media services conglomerates, both hurt performance. We also had a relatively small position in consumer stocks at a time when consumer spending was strong. Our healthcare picks proved disappointing as a result of competitive pricing and a proliferation of generic drugs that reduced sales of prescription medicines.

POSITIVES INCLUDED FINANCE, MINING AND SELECTIONS IN EUROPE

The financial companies we selected did well. Valuation levels were attractive, growth rates improved, and the sector offers relative safety. The best-performing holdings included Anglo Irish Bank, which has been focusing on lending to small- and medium-sized businesses, and is strong in asset management. Superior management helped Royal Bank of Scotland enjoy vigorous earnings growth.

Among the fund's European holdings, new management was positive for Grupo Ferrovial, a Spanish construction company doing business throughout Europe. Solid results from the fund's mining company holdings and its large position in Ireland were also positives.

We expect European and Asian companies to benefit from strengthening domestic economies. On a global basis, consumer spending remains strong and most of our recent selections fall into this area. Among these, media companies look attractive, and we are balancing companies that are generally not dependent upon advertising with those that should benefit from any recovery in global advertising spending.

We have also identified some attractive multinational automobile firms with strong sales in North America. Nissan and Renault are good examples; both are in the process of restructuring. And despite all the recent disappointments, we continue to believe in the long-term prospects for the semiconductor companies we've selected.

OUTLOOK IMPROVING FOR OVERSEAS INVESTORS

Many companies have taken advantage of the global economic slowdown to pare costs, improve efficiency, and lower inventories. We believe even a small increase in economic activity should help corporations enjoy renewed earnings growth. Near term, we believe the markets will remain volatile until investors become comfortable owning equities again. There are also political tensions to overcome, including terrorism, the conflict in the Middle East, and tensions between India and Pakistan.

Of particular relevance to this fund, growth rates and stock valuations now appear to be more attractive in many overseas markets than in the United States. Moreover, the weaker U.S. dollar should benefit U.S. investors with holdings overseas - including CDC Nvest International Equity Fund shareholders. Finally, business scandals in the U.S., coupled with the weak dollar, may prompt more investors (United States and foreign) to shift their assets into overseas markets, building demand.

                      CDC NVEST INTERNATIONAL EQUITY FUND

                                        Investment Results through June 30, 2002
--------------------------------------------------------------------------------

Performance in Perspective

The charts comparing CDC Nvest International Equity Fund's performance to a benchmark index provide you with a general sense of how the fund performed. To put this information in context, it may be helpful to understand the special differences between the two. The fund's total return for the period shown below appears with and without sales charges and includes fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. In addition, few investors could purchase all of the securities necessary to match the index and would incur transaction costs and other expenses even if they could.

                                Growth of a $10,000 Investment in Class A Shares
--------------------------------------------------------------------------------

                      June 30, 1992 through June 30, 2002

[THE FOLLOWING INFORMATION WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]

          Net Asset      Maximum Sales       MSCI
          Value(1)         Charge(2)        EAFE(4)

6/92        10000            9425            10000
             9577            9027             9744
            10041            9463            10355
             9838            9272            10151
             9439            8896             9618
             9634            9080             9709
             9657            9102             9759
             9575            9025             9758
             9739            9179            10053
            10680           10066            10929
            11466           10806            11966
            11654           10984            12219
            11384           10729            12028
            11867           11185            12449
            12456           11740            13121
            12211           11509            12826
            12489           11771            13221
            11736           11061            12065
            12495           11777            12937
            13404           12633            14030
            13211           12451            13991
            12874           12134            13389
            13362           12594            13957
            13337           12570            13877
6/94        13564           12784            14073
            13673           12887            14208
            14043           13236            14545
            13589           12807            14087
            14060           13252            14556
            13387           12617            13856
            13502           12725            13943
            12857           12118            13407
            12936           12192            13369
            13380           12611            14203
            13728           12939            14737
            13685           12898            14561
            13572           12791            14306
            14329           13506            15196
            13833           13037            14617
            13981           13177            14902
            13484           12709            14501
            13824           13029            14905
            14282           13461            15506
            14185           13369            15569
            14247           13428            15622
            14592           13753            15954
            15132           14262            16417
            15035           14170            16115
6/96        15150           14279            16206
            14628           13787            15732
            14663           13820            15767
            14861           14006            16186
            14599           13759            16020
            14951           14091            16657
            14749           13901            16443
            13854           13057            15868
            14044           13236            16127
            14026           13219            16186
            13836           13040            16271
            14550           13714            17330
            15165           14293            18286
            15662           14762            18582
            14288           13466            17194
            15262           14385            18157
            13876           13078            16762
            13575           12795            16591
            13633           12849            16735
            14147           13334            17501
            14952           14092            18624
            15708           14805            19197
            15718           14814            19349
            15359           14476            19255
6/98        14797           13946            19401
            14962           14101            19598
            12954           12210            17170
            12643           11916            16643
            13423           12651            18378
            14164           13350            19320
            14546           13709            20082
            14525           13690            20023
            13873           13075            19546
            14127           13315            20361
            14739           13892            21186
            14260           13440            20095
            14872           14017            20879
            15535           14642            21499
            15739           14834            21578
            16358           15417            21795
            17706           16688            22611
            21810           20556            23397
            27285           25716            25497
            25942           24451            23877
            30671           28907            24520
            28199           26578            25470
            24750           23327            24130
            22891           21575            23541
6/00        23804           22435            24461
            22332           21048            23436
            23009           21686            23639
            21895           20636            22488
            20027           18876            21957
            18733           17656            21133
            19494           18374            21885
            19459           18340            21873
            17629           16616            20234
            16116           15190            18885
            17008           16030            20197
            16761           15798            19484
            16468           15521            18687
            15987           15068            18347
            15530           14637            17882
            14251           13432            16071
            14580           13742            16483
            14744           13896            17090
            14920           14062            17192
            14146           13333            16278
            14263           13443            16393
            14815           13963            17359
            14604           13764            17394
            14756           13907            17614
6/02        14099           13288            16913

                                   Average Annual Total Returns -- June 30, 2002
--------------------------------------------------------------------------------

Class A (Inception 5/21/92)                6 Months      1 Year      5 Years(7)   10 Years(7)   Since Inception(7)
Net Asset Value(1)                           -5.50%      -14.39%       -1.45%        3.50%             --
With Maximum Sales Charge(2)                -10.96       -19.33        -2.60         2.88              --

Class B (Inception 9/13/93)

Net Asset Value(1)                           -5.85       -15.08        -2.18           --            0.71%
With CDSC(3)                                -10.56       -19.33        -2.48           --            0.71

Class C (Inception 12/30/94)

Net Asset Value(1)                           -6.40       -15.62        -2.29           --           -0.20
With Maximum Sales Charge and CDSC(3)        -8.24       -17.32        -2.49           --           -0.33

Class Y (Inception 9/9/93)

Net Asset Value(1)                           -5.11       -13.73        -0.82           --            2.13

--------------------------------------------------------------------------------

                                                                                        Since       Since       Since
                                                                                       Class B     Class C     Class Y
Comparative Performance                   6 Months   1 Year     5 Years    10 Years   Incept.(8)  Incept.(8)  Incept.(8)
MSCI EAFE(4)                               -1.62%     -9.49%     -1.55%      5.40%       3.21%       2.61%       3.21%
Morningstar Foreign Stock Fund Avg(5)      -1.20     -10.03      -0.40       5.81        4.71        4.18        4.71
Lipper International Funds Average(6)      -7.91     -10.19      -0.71       5.68        4.49        3.80        4.49

All returns represent past performance and do not guarantee future results. Share price and return will vary and you may have a gain or loss when you sell your shares. All results include reinvestment of dividends and capital gains. Current returns may be higher or lower than those shown. Class Y shares are available to certain institutional investors only.

The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

                                                                 Portfolio Facts
--------------------------------------------------------------------------------

                                                              % of Net Assets
                                                                   as of
Fund Composition                                            6/30/02     12/31/01
--------------------------------------------------------------------------------
Common Stocks                                                97.9        99.5
--------------------------------------------------------------------------------
Short Term Investments
  and Other                                                   2.1         0.5
--------------------------------------------------------------------------------

                                                              % of Net Assets
                                                                   as of
Ten Largest Holdings                                        6/30/02     12/31/01
--------------------------------------------------------------------------------
Royal Bank of Scotland Group PLC                              2.6         1.9
--------------------------------------------------------------------------------
Anglo American PLC                                            2.2         0.7
--------------------------------------------------------------------------------
BNP Paribas                                                   2.0          --
--------------------------------------------------------------------------------
Anglo Irish Bank Corp., 144A                                  1.9         1.5
Grupo Ferrovial SA                                            1.9         1.3
--------------------------------------------------------------------------------
UBS AG                                                        1.8         1.6
--------------------------------------------------------------------------------
TotalFinaElf SA                                               1.8         1.2
--------------------------------------------------------------------------------
Stora Enso OYJ                                                1.7         1.0
--------------------------------------------------------------------------------
Muenchener Rueckversicherungs-
  Gesellschaft AG                                             1.7         1.2
--------------------------------------------------------------------------------
Eni SpA                                                       1.6         1.1
--------------------------------------------------------------------------------

                                                              % of Net Assets
                                                                   as of
Five Largest Countries                                      6/30/02     12/31/01
--------------------------------------------------------------------------------
United Kingdom                                               22.8        21.0
--------------------------------------------------------------------------------
Japan                                                        14.2        14.3
--------------------------------------------------------------------------------
Switzerland                                                   8.5         6.1
--------------------------------------------------------------------------------
Canada                                                        7.7         8.2
--------------------------------------------------------------------------------
France                                                        7.5        10.6
--------------------------------------------------------------------------------
Portfolio holdings and asset allocations will vary.

See page 24 for information on the possible risks associated with an investment in this fund.

Notes to Charts

(1)   These resultst do not include a sales charge.

(2)   These results include the maximum sales charge of 5.75%.

(3) Performance for Class B shares assumes a maximum 5.00% contingent deferred sales charge ("CDSC") applied when you sell shares. Class C share performance assumes a 1.00% sales charge and a 1.00% CDSC applied when you sell shares within one year of purchase.

(4) The Morgan Stanley Capital International (MSCI) Europe Australasia Far East Index (EAFE) is an unmanaged index of common stocks traded outside the U.S.

(5) Morningstar Foreign Stock Fund Average is the average performance without sales charges of funds with similar investment objectives as calculated by Morningstar, Inc.

(6) Lipper International Funds Average is the average performance without sales charges of funds with similar investment objectives as calculated by Lipper Inc.

(7) Fund performance has been increased by expense waivers for the periods indicated, without which performance would have been lower.

(8) The since-inception performance comparisons shown for each Class of fund shares are calculated as follows: Class B from 9/30/93; Class C from 12/31/94; Class Y from 9/30/93.

                          CDC NVEST EQUITY FUNDS RISKS

The views expressed in this report reflect those of the portfolio managers as of the dates indicated. The managers' views are subject to change at any time based on changes in market or other conditions. References to specific securities or industries should not be regarded as investment advice.

Any mutual fund investment involves risk. The following notes describe some of the risks of the CDC Nvest Funds discussed in this report. These risks may affect the value of your investment. See the funds' prospectus for details.

CDC Nvest Large Cap Growth Fund invests primarily in equity securities of companies with large market capitalizations that the subadvisor believes have better than average long-term growth potential. Growth stocks tend to be more sensitive to market movements because their stock prices are based on future expectations. The fund invests in fewer holdings, which means changes in value of a single security (up or down) may have a greater impact on the fund's performance.

DC Nvest Capital Growth Fund invests primarily in growth stocks, which tend to be more sensitive to market movements because their stock prices are based on future expectations. From time to time it may also invest a portion of assets in small-cap companies that are more volatile than the overall market. Frequent portfolio turnover may increase your risk of greater tax liability and lower your return from this fund.

CDC Nvest Targeted Equity Fund may invest in growth stocks, which are more sensitive to market movements because their stock prices are based on future expectations. The fund may also invest in foreign securities that have special risks, including regulatory and currency risks. It may also invest in real estate investment trusts (REITs), which are subject to changes in underlying real estate values, prepayment and other mortgage-related risks. Frequent portfolio turnover may increase your risk of greater tax liability and lower your return from this fund. The fund invests in fewer holdings; changes in value of a single security (up or down) may have a greater impact on the fund's performance.

CDC Nvest Growth and Income Fund invests in growth stocks, which are more sensitive to market movements because their stock prices are based on future expectations. It also invests in value stocks, which can fall out of favor with investors and may underperform growth stocks under certain market conditions. The fund may invest in foreign and emerging market securities, which have special risks. It may invest a portion of assets in small-cap companies that are more volatile than the overall market. Frequent portfolio turnover may increase your risk of greater tax liability and lower your return from this fund.

CDC Nvest Balanced Fund generally invests approximately 65% of assets in stocks and 35% in fixed-income securities. The fund's equity securities may include both growth and value stocks. Growth stocks are generally more sensitive to market movements because their stock prices are based on future expectations. Value stocks can fall out of favor with investors and may underperform growth stocks during certain market conditions. The fund may also invest in foreign securities that have special risks, and in mortgage securities that are subject to prepayment risk. Fixed-income securities are subject to credit risk, interest rate risk, and liquidity risk.

CDC Nvest Jurika & Voyles Relative Value Fund invests primarily in equity securities of quality companies with medium to large market capitalizations that sell at a discount to Jurika & Voyles' estimates of their true value. Such stocks can fall out of favor with investors and may underperform growth stocks during certain conditions. The fund may also invest in foreign securities that have special risks, including regulatory and currency risks, which may affect the value of your investment. It may also invest in real estate investment trusts (REITs), which are subject to changes in underlying real estate values, prepayment and other mortgage-related risks.

CDC Nvest Large Cap Value Fund invests primarily in value stocks, which can fall out of favor with investors, and which may underperform growth stocks during certain conditions. The fund may also invest in foreign securities that have special risks, including regulatory and currency risks, which may affect the value of your investment. It may also invest in real estate investment trusts (REITs), which are subject to changes in underlying real estate values, prepayment and other mortgage-related risks.

CDC Nvest Mid Cap Growth Fund invests primarily in stocks of companies that fall within the Russell Midcap Growth Index. Mid-cap growth stocks tend to be more sensitive to market movement because their stock prices are based on future expectations. The fund may also invest in foreign securities that have special risks, including regulatory and currency risks; and it may invest in Initial Public Offerings, which may involve greater risk than other investments. It may also invest in real estate investment trusts (REITs) that are subject to changes in underlying real estate values, prepayment and other mortgage-related risks

CDC Nvest Select Fund invests primarily in value stocks, which can fall out of favor with investors, and which may underperform growth stocks under certain conditions. Because the fund is non-diversified and concentrates in relatively few securities, changes in value of a single security (up or down) may have a greater impact on the fund's performance than if the fund were more broadly diversified.

CDC Nvest Jurika & Voyles Small Cap Growth Fund invests primarily in stocks of quality companies with small market capitalizations. Small companies may be subject to greater price volatility, limited markets and less liquidity than larger, more established companies, which could adversely affect the value of the portfolio. Growth stocks are generally more sensitive to market movements than other types of stocks, primarily because their prices are based on future expectations.

CDC Nvest International Equity Fund invests in foreign and emerging market securities - strategies that have special risks, including political, economic, regulatory and currency risks. Emerging markets may be more subject to these risks than developed markets. The fund emphasizes growth stocks, which are generally more sensitive to market movements because their stock prices are based on future expectations. It also invests in stocks of small-cap and emerging-growth companies that are also more volatile than the overall market. Frequent portfolio turnover may increase your risk of greater tax liability and lower your return from this fund.

--------------------------------------------------------------------------------
             NOT FDIC INSURED o MAY LOSE VALUE o NO BANK GUARANTEE
--------------------------------------------------------------------------------

                LARGE CAP GROWTH FUND -- SCHEDULE OF INVESTMENTS

Investments as of June 30, 2002 (unaudited)

Shares         Description                                                                 Value (a)
-------------------------------------------------------------------------------------------------------
Common Stocks -- 98.0% of Total Net Assets
               Advertising -- 3.8%
     52,900    Interpublic Group of Cos. (The), Inc. (c)............................    $     1,309,804
                                                                                        ---------------
               Aerospace & Defense-- 10.0%
     48,900    Honeywell International, Inc.........................................          1,722,747
      8,200    Northrop Grumman Corp. (c)...........................................          1,025,000
     18,600    Raytheon Co..........................................................            757,950
                                                                                        ---------------
                                                                                              3,505,697
                                                                                        ---------------
               Banking -- 3.2%
     24,800    State Street Corp....................................................          1,108,560
                                                                                        ---------------
               Beverages, Food & Tobacco -- 2.0%
     14,700    PepsiCo, Inc.........................................................            708,540
                                                                                        ---------------
               Biotechnology -- 2.0%
     16,800    Amgen, Inc. (d)......................................................            703,584
                                                                                        ---------------
               Building Materials -- 2.8%
     27,100    Home Depot, Inc......................................................            995,383
                                                                                        ---------------
               Commercial Services -- 1.6%
     35,000    Cendant Corp. (d)(c).................................................            555,800
                                                                                        ---------------
               Communications -- 2.6%
     64,100    Cisco Systems, Inc. (d)..............................................            894,195
                                                                                        ---------------
               Computers -- 7.0%
     40,200    Dell Computer Corp. (d)..............................................          1,050,828
     74,000    EMC Corp. (d)........................................................            558,700
     11,400    International Business Machines Corp.................................            820,800
                                                                                        ---------------
                                                                                              2,430,328
                                                                                        ---------------
               Electrical Equipment -- 3.5%
      7,400    Emerson Electric Co..................................................            395,974
     29,000    General Electric Co..................................................            842,450
                                                                                        ---------------
                                                                                              1,238,424
                                                                                        ---------------
               Entertainment & Leisure -- 1.3%
     24,100    Walt Disney Co. (The)................................................            455,490
                                                                                        ---------------
               Environmental Control -- 1.3%
     16,800    Waste Management, Inc................................................            437,640
                                                                                        ---------------
               Financial Services -- 6.5%
     20,800    Citigroup, Inc.......................................................            806,000
      8,600    Fannie Mae...........................................................            634,250
     20,800    Merrill Lynch & Co., Inc.............................................            842,400
                                                                                        ---------------
                                                                                              2,282,650
                                                                                        ---------------
               Health Care Providers -- 0.9%
      6,800    HCA, Inc.............................................................            323,000
                                                                                        ---------------
               Health Care-Services -- 3.5%
     26,800    Laboratory Corp. of America Holdings (c).............................          1,223,420
                                                                                        ---------------
               Household Products -- 2.1%
     14,300    Johnson & Johnson....................................................            747,318
                                                                                        ---------------
               Insurance -- 5.1%
     26,000    American International Group, Inc....................................          1,773,980
                                                                                        ---------------
               Media - Broadcasting & Publishing -- 1.4%
     34,100    AOL Time Warner, Inc. (d)............................................            501,611
                                                                                        ---------------
               Medical Supplies -- 3.7%
     30,000    Medtronic, Inc.......................................................          1,285,500
                                                                                        ---------------
               Oil & Gas -- 1.0%
     10,900    Transocean, Inc......................................................            339,535
                                                                                        ---------------
               Pharmaceuticals -- 13.7%
     21,800    Bristol-Myers Squibb Co..............................................            560,260
      6,700    Eli Lilly & Co.......................................................            377,880
     20,800    Merck & Co., Inc.....................................................          1,053,312
     40,000    Pfizer, Inc..........................................................          1,400,000
     29,600    Schering-Plough Corp.................................................            728,160
     13,200    Wyeth................................................................            675,840
                                                                                        ---------------
                                                                                              4,795,452
                                                                                        ---------------
               Retailers -- 4.8%
     30,200    Wal-Mart Stores, Inc.................................................          1,661,302
                                                                                        ---------------
               Semiconductors -- 3.9%
     56,000    Intel Corp...........................................................          1,023,120
     14,000    Texas Instruments, Inc...............................................            331,800
                                                                                        ---------------
                                                                                              1,354,920
                                                                                        ---------------
               Software -- 7.7%
     32,200    Microsoft Corp. (d)..................................................          1,761,340
     96,200    Oracle Corp. (d).....................................................            911,014
                                                                                        ---------------
                                                                                              2,672,354
                                                                                        ---------------
               Transportation-- 2.6%
     14,700    United Parcel Service, Inc., Class B.................................            907,725
                                                                                        ---------------
               Total Common Stocks (Identified Cost $40,457,257)....................         34,212,212
                                                                                        ===============

  Principal
   Amount
-------------
Short Term Investment -- 2.5%

$   867,979    Repurchase agreement with Investors Bank & Trust Co.
               dated 6/28/2002 at 1.25% to be repurchased at $868,069
               on 7/01/2002, collateralized by $891,716 Government
               National Mortgage Bond, 6.375%, due 5/20/2022
               valued at $911,378...................................................            867,979
                                                                                        ---------------
               Total Short Term Investment (Identified Cost $867,979)...............            867,979
                                                                                        ---------------
               Total Investments -- 100.5%
               (Identified Cost $41,325,236) (b)....................................         35,080,191
               Other assets less liabilities........................................           (157,454)
                                                                                        ---------------
Total Net Assets -- 100%............................................................    $    34,922,737
                                                                                        ===============
(a)   See Note 2a of Notes to Financial Statements.
(b)   Federal Tax Information:
      At June 30, 2002, the net unrealized depreciation on investments based on cost of $41,325,236 for federal income tax purposes was as follows:
      Aggregate gross unrealized appreciation for all investments in which there
      is an excess of value over tax cost...........................................    $       574,629
      Aggregate gross unrealized depreciation for all investments in which
      there is an excess of tax cost over value.....................................         (6,819,674)
                                                                                        ---------------
      Net unrealized depreciation...................................................    $    (6,245,045)
                                                                                        ===============
      At December 31, 2001, the Fund had a capital loss carryover of approximately $29,782,262 of which $3,696,755 expires on December 31, 2008 and $26,085,507 expires on December 31, 2009. This may be available to offset future realized capital gains, if any, to the extent provided by regulations.

      For the year ended December 31, 2001, the Fund has elected to defer
      $996,339 of capital losses attributable to Post-October losses.
(c)   All or a portion of this security was on loan to brokers at June 30, 2002.
(d)   Non-income producing security.

                See accompanying notes to financial statements.

                 CAPITAL GROWTH FUND -- SCHEDULE OF INVESTMENTS

Investments as of June 30, 2002 (unaudited)

Shares         Description                                                                 Value (a)
-------------------------------------------------------------------------------------------------------
Common Stocks -- 98.9% of Total Net Assets
               Aerospace & Defense-- 1.7%
      9,000    Curtiss-Wright Corp..................................................    $       720,000
     15,100    Honeywell International, Inc.........................................            531,973
      6,100    Lockheed Martin Corp.................................................            423,950
                                                                                        ---------------
                                                                                              1,675,923
                                                                                        ---------------
               Apparel Retailers -- 3.7%
     21,800    Dress Barn, Inc. (c).................................................            337,246
    137,400    Foot Locker, Inc. (c)................................................          1,985,430
     66,300    Limited Brands.......................................................          1,412,190
                                                                                        ---------------
                                                                                              3,734,866
                                                                                        ---------------
               Banking -- 1.0%
     35,000    Bank of Granite Corp.................................................            689,150
     15,200    Pacific Capital Bancorp..............................................            362,976
                                                                                        ---------------
                                                                                              1,052,126
                                                                                        ---------------
               Beverages, Food & Tobacco -- 5.9%
     34,700    Kellogg Co...........................................................          1,244,342
     30,200    Pepsi Bottling Group, Inc............................................            930,160
     65,100    PepsiCo, Inc.........................................................          3,137,820
      4,900    Philip Morris Cos., Inc..............................................            214,032
     11,800    Universal Corp.......................................................            433,060
                                                                                        ---------------
                                                                                              5,959,414
                                                                                        ---------------
               Biotechnology -- 0.4%
      9,800    Amgen, Inc. (c)......................................................            410,424
                                                                                        ---------------
               Building Materials -- 3.7%
    100,650    Home Depot, Inc......................................................          3,696,874
                                                                                        ---------------
               Chemicals -- 0.6%
    210,300    W.R. Grace & Co. (c).................................................            630,900
                                                                                        ---------------
               Commercial Services -- 1.3%
     10,900    H&R Block, Inc.......................................................            503,035
     14,700    Pharmaceutical Product Development, Inc. (c).........................            387,198
     22,900    Pre-Paid Legal Services, Inc. (c)(d).................................            455,710
                                                                                        ---------------
                                                                                              1,345,943
                                                                                        ---------------
               Communications -- 3.7%
    251,600    Cisco Systems, Inc. (c)..............................................          3,509,820
     15,100    Scientific-Atlanta, Inc..............................................            248,395
                                                                                        ---------------
                                                                                              3,758,215
                                                                                        ---------------
               Computer Software & Processing -- 0.7%
     17,500    Tech Data Corp. (c)..................................................            662,375
                                                                                        ---------------
               Computers -- 4.5%
      8,400    Dell Computer Corp. (c)..............................................            219,576
     25,800    Electronic Data Systems Corp.........................................            958,470
     37,700    EMC Corp. (c)........................................................            284,635
     29,700    International Business Machines Corp.................................          2,138,400
     17,200    Mentor Graphics Corp. (c)............................................            244,584
     24,900    Storage Technology Corp. (c).........................................            397,653
     50,900    Sun Microsystems, Inc. (c)...........................................            255,009
                                                                                        ---------------
                                                                                              4,498,327
                                                                                        ---------------
               Cosmetics & Personal Care -- 3.2%
     36,400    Procter & Gamble Co..................................................          3,250,520
                                                                                        ---------------
               Electrical Equipment -- 7.2%
    251,000    General Electric Co..................................................          7,291,550
                                                                                        ---------------
               Electronics -- 0.8%
     40,300    Watts Industries, Inc., Class A......................................            799,955
                                                                                        ---------------
               Entertainment & Leisure -- 0.4%
     10,700    Sabre Holdings Corp. (c).............................................            383,060
                                                                                        ---------------
               Financial Services -- 4.5%
     22,500    American Express Co..................................................            817,200
     20,000    AmeriCredit Corp. (c)(d).............................................            561,000
     61,200    Friedman Billings Ramsey Group, Inc. (c).............................            779,076
     67,200    MBNA Corp............................................................          2,222,304
     24,100    Metris Cos., Inc. (d)................................................            200,271
                                                                                        ---------------
                                                                                              4,579,851
                                                                                        ---------------
               Health Care Providers -- 4.2%
     35,600    HEALTHSOUTH Corp. (c)................................................            455,324
     13,200    Tenet Healthcare Corp. (c)...........................................            944,460
     12,300    UnitedHealth Group, Inc..............................................          1,126,065
     22,100    WellPoint Health Networks, Inc. (c)..................................          1,719,601
                                                                                        ---------------
                                                                                              4,245,450
                                                                                        ---------------
               Heavy Machinery -- 1.6%
     25,800    Donaldson Co., Inc...................................................            904,032
     23,100    Thomas Industries, Inc...............................................            665,280
                                                                                        ---------------
                                                                                              1,569,312
                                                                                        ---------------
               Home Construction, Furnishings & Appliances -- 3.0%
     44,700    Meritage Corp. (c)(d)................................................          2,040,555
      3,000    NVR, Inc. (c)(d).....................................................            969,000
                                                                                        ---------------
                                                                                              3,009,555
                                                                                        ---------------
               Household Products -- 1.5%
     18,800    Johnson & Johnson....................................................            982,488
      6,400    Libbey, Inc..........................................................            218,240
      8,500    Russ Berrie & Co., Inc...............................................            300,900
                                                                                        ---------------
                                                                                              1,501,628
                                                                                        ---------------
               Media - Broadcasting & Publishing -- 0.4%
     26,200    AOL Time Warner, Inc. (c)............................................            385,402
                                                                                        ---------------
               Medical Supplies -- 2.5%
      7,500    Baxter International, Inc............................................            333,375
     20,000    Becton, Dickinson & Co...............................................            689,000
      5,300    St. Jude Medical, Inc. (c)...........................................            391,405
     27,700    Varian Medical Systems, Inc. (c).....................................          1,123,235
                                                                                        ---------------
                                                                                              2,537,015
                                                                                        ---------------
               Oil & Gas -- 3.0%
     14,900    Apache Corp..........................................................            856,452
     43,800    Harvest Natural Resources, Inc. (c)..................................            219,000
     49,300    Tidewater, Inc.......................................................          1,622,956
     24,600    Veritas DGC, Inc. (c)(d).............................................            309,960
                                                                                        ---------------
                                                                                              3,008,368
                                                                                        ---------------
               Pharmaceuticals -- 11.5%
     26,300    AmerisourceBergen Corp. (d)..........................................          1,998,800
     14,000    Barr Laboratories, Inc (c)...........................................            889,420
     14,450    Cardinal Health, Inc.................................................            887,375
     16,116    King Pharmaceuticals, Inc. (c).......................................            358,581
     40,600    Merck & Co., Inc.....................................................          2,055,984
     12,400    Mylan Laboratories, Inc..............................................            388,740
     85,650    Pfizer, Inc..........................................................          2,997,750
     82,900    Schering-Plough Corp.................................................          2,039,340
                                                                                             11,615,990
               Retailers -- 5.6%
     19,600    Borders Group, Inc. (c)..............................................            360,640
     12,800    Michaels Stores, Inc. (c)............................................            499,200
     71,200    TJX Companies, Inc...................................................          1,396,232
     62,300    Wal-Mart Stores, Inc.................................................          3,427,123
                                                                                        ---------------
                                                                                              5,683,195
                                                                                        ---------------

                See accompanying notes to financial statements.

Investments as of June 30, 2002 (unaudited)

Shares         Description                                                                 Value (a)
-------------------------------------------------------------------------------------------------------
               Semiconductors -- 9.7%
     54,900    Applied Materials, Inc. (c)..........................................    $     1,044,198
     12,500    ESS Technology, Inc. (c)(d)..........................................            219,250
    262,400    Intel Corp...........................................................          4,794,048
     36,000    Intersil Corp., Class A (c)(d).......................................            769,680
     23,700    Micron Technology, Inc. (c)..........................................            479,214
     62,710    Texas Instruments, Inc...............................................          1,486,227
     41,900    Xilinx, Inc. (c).....................................................            939,817
                                                                                        ---------------
                                                                                              9,732,434
                                                                                        ---------------
               Software -- 10.3%
      5,900    Adobe Systems, Inc...................................................            168,150
     12,000    Cerner Corp. (c).....................................................            573,960
     10,400    Electronic Arts, Inc. (c)............................................            686,920
     78,800    First Data Corp......................................................          2,931,360
     98,900    Microsoft Corp. (c)..................................................          5,409,830
     59,400    Oracle Corp. (c).....................................................            562,518
                                                                                        ---------------
                                                                                             10,332,738
                                                                                        ---------------
               Textiles, Clothing & Fabrics -- 1.5%
     16,900    Coach, Inc. (c)......................................................            927,810
     11,700    NIKE, Inc., Class B..................................................            627,705
                                                                                        ---------------
                                                                                              1,555,515
                                                                                        ---------------
               Transportation -- 0.8%
     11,400    Swift Transportation Co., Inc. (c)(d)................................            265,620
      8,800    United Parcel Service, Inc., Class B.................................            543,400
                                                                                        ---------------
                                                                                                809,020
                                                                                        ---------------
               Total Common Stocks (Identified Cost $123,539,933)...................         99,715,945
                                                                                        ---------------

 Principal
   Amount      Description                                                                 Value (a)
-------------------------------------------------------------------------------------------------------
Short Term Investment -- 0.5%

$   460,119    Repurchase agreement with Investors Bank & Trust Co.
               dated 6/28/2002 at 1.25% to be repurchased at $460,167
               on 7/01/2002, collateralized by $470,186 Government
               National Mortgage Bond, 5.375%, due 2/20/2023
               valued at $483,125...................................................    $       460,119
                                                                                        ---------------
               Total Short Term Investment (Identified Cost $460,119)...............            460,119
                                                                                        ---------------
               Total Investments -- 99.4%
               (Identified Cost $124,000,052) (b)...................................        100,176,064
               Other assets less liabilities........................................            622,666
                                                                                        ---------------
               Total Net Assets -- 100%.............................................    $   100,798,730
                                                                                        ===============

(a)   See Note 2a of Notes to Financial Statements.
(b)   Federal Tax Information:
      At June 30, 2002, the net unrealized depreciation on investments based on cost of $124,000,052 for federal income tax purposes was as follows:
      Aggregate gross unrealized appreciation for all investments in which there is
      an excess of value over tax cost..............................................    $     7,220,072
      Aggregate gross unrealized depreciation for all investments in which there is
      an excess of tax cost over value..............................................        (31,044,060)
                                                                                        ---------------
      Net unrealized depreciation...................................................    $   (23,823,988)
                                                                                        ===============
      At December 31, 2001, the Fund had a capital loss carryover of approximately $26,648,714 which expires on December 31, 2009. This may be available to offset future realized capital gains, if any, to the extent provided by regulations.

      For the year ended December 31, 2001, the Fund has elected to defer
      $4,953,493 of capital losses attributable to Post-October losses.
(c)   Non-income producing security.
(d)   All or a portion of this security was on loan to brokers at June 30, 2002.

                See accompanying notes to financial statements.

TARGETED EQUITY FUND -- SCHEDULE OF INVESTMENTS

Investments as of June 30, 2002 (unaudited)

Shares         Description                                                                 Value (a)
-------------------------------------------------------------------------------------------------------
Common Stocks -- 99.4% of Total Net Assets

               Automotive -- 5.0%
  3,371,700    AutoNation, Inc. (c).................................................    $    48,889,650
                                                                                        ---------------
               Building Materials -- 5.1%
  1,100,000    Lowe's Cos., Inc.....................................................         49,940,000
                                                                                        ---------------
               Commercial Services -- 3.7%
  2,263,000    Cendant Corp. (c)....................................................         35,936,440
                                                                                        ---------------
               Health Care Providers -- 25.1%
    660,000    Anthem, Inc. (c).....................................................         44,536,800
  1,450,000    HCA, Inc.............................................................         68,875,000
  1,105,000    Tenet Healthcare Corp. (c)...........................................         79,062,750
    485,000    UnitedHealth Group, Inc..............................................         44,401,750
     80,000    WellPoint Health Networks, Inc. (c)..................................          6,224,800
                                                                                        ---------------
                                                                                            243,101,100
                                                                                        ---------------
               Health Care-Services -- 3.3%
    310,000    Laboratory Corp. of America Holdings (c).............................         14,151,500
    210,000    Quest Diagnostics, Inc. (c)..........................................         18,070,500
                                                                                        ---------------
                                                                                             32,222,000
                                                                                        ---------------
               Home Construction, Furnishings & Appliances -- 30.7%
    955,000    Centex Corp..........................................................         55,189,450
  2,197,200    D.R. Horton, Inc.....................................................         57,193,116
  1,380,000    KB HOME..............................................................         71,083,800
  1,075,900    Lennar Corp..........................................................         65,845,080
    846,300    Pulte Homes, Inc.....................................................         48,645,324
                                                                                        ---------------
                                                                                            297,956,770
                                                                                        ---------------
               Pharmaceuticals -- 6.1%
    780,000    AmerisourceBergen Corp...............................................         59,280,000
                                                                                        ---------------
               Restaurants -- 5.7%
    428,700    Darden Restaurants, Inc..............................................         10,588,890
  1,517,200    Yum! Brands, Inc. (c)................................................         44,378,100
                                                                                        ---------------
                                                                                             54,966,990
                                                                                        ---------------
               Retailers -- 9.5%
  2,759,000    Dollar General Corp..................................................         52,503,770
  1,045,000    Target Corp..........................................................         39,814,500
                                                                                        ---------------
                                                                                             92,318,270
                                                                                        ---------------
               Textiles, Clothing & Fabrics -- 5.2%
    820,000    Mohawk Industries, Inc. (c)..........................................         50,454,600
                                                                                        ---------------
               Total Common Stocks (Identified Cost $854,082,415)...................        965,065,820
                                                                                        ---------------

 Principal
   Amount      Description                                                                 Value (a)
-------------------------------------------------------------------------------------------------------
Short Term Investment -- 0.5%
$ 4,630,004    Repurchase agreement with Investors Bank & Trust Co. dated
               6/28/2002 at 1.25% to be repurchased at $4,630,486 on
               7/01/2002, collateralized by $4,853,230 Government National
               Mortgage Bond, 2.34%, due 7/16/2027 valued at $4,861,505.............    $     4,630,004
                                                                                        ---------------
               Total Short Term Investment (Identified Cost $4,630,004).............          4,630,004
                                                                                        ---------------
               Total Investments -- 99.9%
               (Identified Cost $858,712,419) (b)...................................        969,695,824
               Other assets less liabilities........................................            505,647
                                                                                        ---------------
               Total Net Assets -- 100%.............................................    $   970,201,471
                                                                                        ---------------

(a)   See Note 2a of Notes to Financial Statements.
(b)   Federal Tax Information:
      At June 30, 2002, the net unrealized appreciation on investments based on cost of
      $858,712,419 for federal income tax purposes was as follows:
      Aggregate gross unrealized appreciation for all investments in which there is
      an excess of value over tax cost..............................................    $   141,577,180
      Aggregate gross unrealized depreciation for all investments in which there is
      an excess of tax cost over value..............................................        (30,593,775)
                                                                                        ---------------
      Net unrealized appreciation...................................................    $   110,983,405
                                                                                        ===============
      At December 31, 2001, the Fund had a capital loss carryover of approximately $187,367,538 which expires on December 31, 2009. This may be available to offset future realized capital gains, if any, to the extent provided by regulations.
(c)   Non-income producing security.

                See accompanying notes to financial statements.

                GROWTH AND INCOME FUND -- SCHEDULE OF INVESTMENTS

Investments as of June 30, 2002 (unaudited)

Shares         Description                                                                 Value (a)
-------------------------------------------------------------------------------------------------------
Common Stocks -- 96.2% of Total Net Assets

               Advertising -- 2.5%
    279,300    Interpublic Group of Cos. (The), Inc.................................    $     6,915,468
                                                                                        ---------------
               Aerospace & Defense -- 3.7%
     74,700    Boeing Co. (The).....................................................          3,361,500
    201,800    Honeywell International, Inc.........................................          7,109,414
                                                                                        ---------------
                                                                                             10,470,914
                                                                                        ---------------
               Apparel Retailers -- 2.9%
    564,900    Gap (The), Inc.......................................................          8,021,580
                                                                                        ---------------
               Automotive -- 2.2%
    391,900    Ford Motor Co........................................................          6,270,400
                                                                                        ---------------
               Banking -- 8.1%
    466,400    US Bancorp...........................................................         10,890,440
    321,500    Washington Mutual, Inc...............................................         11,930,865
                                                                                        ---------------
                                                                                             22,821,305
                                                                                        ---------------
               Beverages, Food & Tobacco -- 10.7%
    132,800    Diageo PLC (ADR).....................................................          6,859,120
     93,600    General Mills, Inc...................................................          4,125,888
    222,500    H.J. Heinz Co........................................................          9,144,750
    242,400    Kraft Foods, Inc.....................................................          9,926,280
                                                                                        ---------------
                                                                                             30,056,038
                                                                                        ---------------
               Building Materials -- 3.3%
    343,300    Masco Corp...........................................................          9,306,863
                                                                                        ---------------
               Commercial Services -- 5.6%
    587,500    Cendant Corp. (c)....................................................          9,329,500
    139,900    H&R Block, Inc.......................................................          6,456,385
                                                                                        ---------------
                                                                                             15,785,885
                                                                                        ---------------
               Communications -- 3.9%
    516,300    General Motors Corp., Class H (Hughes Electronics Corp.) (c).........          5,369,520
    397,700    Motorola, Inc........................................................          5,734,834
                                                                                        ---------------
                                                                                             11,104,354
                                                                                        ---------------
               Computers -- 2.6%
    200,200    Electronic Data Systems Corp.........................................          7,437,430
                                                                                        ---------------
               Electric Utilities -- 3.2%
    174,800    TXU Corp.............................................................          9,010,940
                                                                                        ---------------
               Entertainment & Leisure -- 0.9%
    140,800    Walt Disney Co. (The)................................................          2,661,120
                                                                                        ---------------
               Environmental Control -- 2.3%
    248,200    Waste Management, Inc................................................          6,465,610
                                                                                        ---------------
               Financial Services -- 2.7%
    101,200    Fannie Mae...........................................................          7,463,500
                                                                                        ---------------
               Food Retailers -- 5.3%
    403,400    Kroger Co. (The) (c).................................................          8,027,660
    232,800    Safeway, Inc. (c)....................................................          6,795,432
                                                                                        ---------------
                                                                                             14,823,092
                                                                                        ---------------
               Household Products -- 3.1%
    156,600    Fortune Brands, Inc..................................................          8,769,600
                                                                                        ---------------
               Industrial - Diversified -- 1.0%
     42,600    Illinois Tool Works, Inc.............................................          2,909,580
                                                                                        ---------------
               Media - Broadcasting & Publishing -- 7.2%
     80,600    Gannett Co., Inc.....................................................          6,117,540
     67,800    Knight-Ridder, Inc...................................................          4,268,010
    992,100    Liberty Media Corp. (c)..............................................          9,921,000
                                                                                        ---------------
                                                                                             20,306,550
                                                                                        ---------------
               Medical Supplies -- 3.2%
    293,800    Guidant Corp. (c)....................................................          8,881,574
                                                                                        ---------------
               Oil & Gas -- 5.6%
    248,400    Burlington Resources, Inc............................................          9,439,200
    232,300    Conoco, Inc..........................................................          6,457,940
                                                                                        ---------------
                                                                                             15,897,140
                                                                                        ---------------
               Pharmaceuticals -- 5.0%
     78,000    Abbott Laboratories..................................................          2,936,700
    106,200    Merck & Co., Inc.....................................................          5,377,968
    233,400    Schering-Plough Corp.................................................          5,741,640
                                                                                        ---------------
                                                                                             14,056,308
                                                                                        ---------------
               Restaurants -- 0.6%
     58,800    McDonald's Corp......................................................          1,672,860
                                                                                        ---------------
               Retailers -- 2.6%
    240,200    CVS Corp.............................................................          7,350,120
                                                                                        ---------------
               Software -- 1.1%
     80,700    First Data Corp......................................................          3,002,040
                                                                                        ---------------
               Telephone Systems -- 5.1%
    792,600    AT&T Corp............................................................          8,480,820
    551,300    Sprint Corp. (FON Group).............................................          5,849,293
                                                                                        ---------------
                                                                                             14,330,113
                                                                                        ---------------
               Toys/Games/Hobbies -- 1.8%
    242,600    Mattel, Inc..........................................................          5,114,008
                                                                                        ---------------
               Total Common Stocks (Identified Cost $276,888,393)...................        270,904,392
                                                                                        ---------------

  Principal
   Amount
-------------
Short Term Investment -- 5.3%

$14,918,839    Repurchase agreement with Investors Bank & Trust Co.
               dated 6/28/2002 at 1.25% to be repurchased at $14,920,393
               on 7/01/2002, collateralized by $15,647,756 Federal Home
               Loan Mortgage Bond, 2.29%, due 12/15/2031
               valued at $15,670,567................................................         14,918,839
                                                                                        ---------------
               Total Short Term Investment (Identified Cost $14,918,839)............         14,918,839
                                                                                        ---------------
               Total Investments -- 101.5%
               (Identified Cost $291,807,232) (b)...................................        285,823,231
               Other assets less liabilities........................................         (4,304,207)
                                                                                        ---------------
               Total Net Assets -- 100%.............................................    $   281,519,024
                                                                                        ===============

(a)   See Note 2a of Notes to Financial Statements.
(b)   Federal Tax Information:
      At June 30, 2002, the net unrealized depreciation on investments based on cost of $291,807,232 for federal income tax purposes was as follows:
      Aggregate gross unrealized appreciation for all investments in which there is
      an excess of value over tax cost..............................................    $     3,509,021
      Aggregate gross unrealized depreciation for all investments in which there is
      an excess of tax cost over value..............................................         (9,493,022)
                                                                                        ---------------
      Net unrealized depreciation...................................................    $    (5,984,001)
                                                                                        ===============
      At December 31, 2001, the Fund had a capital loss carryover of approximately $89,846,413 of which $19,895,206 expires on December 31,
      2008 and $69,951,207 expires on December 31, 2009. This may be available to offset future realized capital gains, if any, to the extent provided by regulations.
      For the year ended December 31, 2001, the Fund has elected to defer
      $1,928,057 of capital losses attributable to Post-October losses.
(c)   Non-income producing security.
ADR   An American Depositary Receipt (ADR) is a certificate issued by a U.S.
      bank representing the right to receive securities of the foreign issuer described. The values of ADRs are significantly influenced by trading on exchanges not located in the United States.

                See accompanying notes to financial statements.

                    BALANCED FUND -- SCHEDULE OF INVESTMENTS

Investments as of June 30, 2002 (unaudited)

Shares         Description                                                                 Value (a)
-------------------------------------------------------------------------------------------------------
Common Stocks -- 62.4% of Total Net Assets

               Advertising -- 0.4%
     18,700    Interpublic Group of Cos. (The), Inc.................................    $       463,012
                                                                                        ---------------
               Aerospace & Defense -- 1.0%
     15,300    L-3 Communications Holdings, Inc. (d)(e)
      5,700    Lockheed Martin Corp.................................................            396,150
                                                                                        ---------------
                                                                                              1,222,350
                                                                                        ---------------
               Airlines -- 1.1%
     54,200    AMR Corp. Delaware (e)...............................................            913,812
     31,600    Southwest Airlines Co................................................            510,656
                                                                                        ---------------
                                                                                              1,424,468
                                                                                        ---------------
               Automotive -- 0.6%
     38,300    Goodyear Tire & Rubber Co. (The) (d).................................            716,593
                                                                                        ---------------
               Banking -- 2.7%
      7,900    Bank of America Corp.................................................            555,844
     16,000    Bank One Corp........................................................            615,680
     11,600    Comerica, Inc........................................................            712,240
     10,900    Mellon Financial Corp................................................            342,587
     23,400    Wells Fargo & Co.....................................................          1,171,404
                                                                                        ---------------
                                                                                              3,397,755
                                                                                        ---------------
               Beverages, Food & Tobacco -- 3.0%
     73,500    Hormel Foods Corp....................................................          1,759,590
      9,900    Kraft Foods, Inc.....................................................            405,405
     17,400    PepsiCo, Inc.........................................................            838,680
     28,000    Sysco Corp...........................................................            762,160
                                                                                        ---------------
                                                                                              3,765,835
                                                                                        ---------------
               Building Materials -- 2.0%
     14,300    Home Depot, Inc......................................................            525,239
     26,600    Lowe's Cos., Inc. (d)................................................          1,207,640
     28,950    Masco Corp...........................................................            784,835
                                                                                        ---------------
                                                                                              2,517,714
                                                                                        ---------------
               Chemicals -- 1.8%
     26,100    OM Group, Inc........................................................          1,618,200
     15,300    Rohm & Haas Co.......................................................            619,497
                                                                                        ---------------
                                                                                              2,237,697
                                                                                        ---------------
               Commercial Services -- 2.2%
     56,700    Cendant Corp. (d)(e).................................................            900,396
     43,900    Concord EFS, Inc. (e)................................................          1,323,146
     10,900    Moody's Corp.........................................................            542,275
                                                                                        ---------------
                                                                                              2,765,817
                                                                                        ---------------
               Communications -- 2.2%
    116,800    3Com Corp. (e).......................................................            513,920
     36,800    AT&T Wireless Services, Inc. (d)(e)..................................            215,280
    108,600    Cisco Systems, Inc. (e)..............................................          1,514,970
     28,900    Scientific-Atlanta, Inc..............................................            475,405
                                                                                        ---------------
                                                                                              2,719,575
                                                                                        ---------------
               Computers -- 2.9%
     15,600    Affiliated Computer Services, Inc. (e)...............................            740,688
     23,100    Computer Sciences Corp. (d)(e).......................................          1,104,180
     24,600    Dell Computer Corp. (e)..............................................            643,044
     10,100    Electronic Data Systems Corp.........................................            375,215
    161,100    Palm, Inc. (e).......................................................            283,536
     39,500    SanDisk Corp. (d)(e).................................................            489,800
                                                                                        ---------------
                                                                                              3,636,463
                                                                                        ---------------
               Cosmetics & Personal Care -- 2.8%
     33,800    Kimberly-Clark Corp..................................................          2,095,600
     16,300    Procter & Gamble Co..................................................          1,455,590
                                                                                        ---------------
                                                                                              3,551,190
                                                                                        ---------------
               Electrical Equipment -- 0.9%
     41,100    General Electric Co..................................................          1,193,955
                                                                                        ---------------
               Entertainment & Leisure -- 1.7%
     39,200    Blockbuster, Inc., Class A (d).......................................          1,054,480
     30,200    Sabre Holdings Corp. (e).............................................          1,081,160
                                                                                        ---------------
                                                                                              2,135,640
                                                                                        ---------------
               Financial Services -- 3.6%
     12,600    American Express Co..................................................            457,632
     16,900    Capital One Financial Corp...........................................          1,031,745
     17,200    Citigroup, Inc.......................................................            666,500
     20,400    Freddie Mac..........................................................          1,248,480
     11,400    SLM Corp. (d)........................................................          1,104,660
                                                                                        ---------------
                                                                                              4,509,017
                                                                                        ---------------
               Food Retailers -- 0.5%
     20,500    Safeway, Inc. (e)....................................................            598,395
                                                                                        ---------------
               Health Care Providers -- 3.2%
     20,000    Aetna, Inc. (d)......................................................            959,400
      8,700    Tenet Healthcare Corp. (e)...........................................            622,485
     10,000    UnitedHealth Group, Inc..............................................            915,500
     20,600    WellPoint Health Networks, Inc. (e)..................................          1,602,886
                                                                                        ---------------
                                                                                              4,100,271
                                                                                        ---------------
               Heavy Construction -- 0.4%
     14,600    Fluor Corp...........................................................            568,670
                                                                                        ---------------
               Heavy Machinery -- 1.1%
     26,200    Cognex Corp. (d)(e)..................................................            525,310
     17,600    Deere & Co...........................................................            843,040
                                                                                        ---------------
                                                                                              1,368,350
                                                                                        ---------------
               Household Products -- 0.9%
     22,900    Johnson & Johnson....................................................          1,196,754
                                                                                        ---------------
               Industrial - Diversified -- 1.1%
     11,400    3M Co................................................................          1,402,200
                                                                                        ---------------
               Insurance -- 3.1%
      9,200    Allmerica Financial Corp.............................................            425,040
      4,500    American International Group, Inc....................................            307,035
      7,200    Hartford Financial Services Group, Inc...............................            428,184
     23,400    Nationwide Financial Services........................................            924,300
     12,300    Principal Financial Group (e)........................................            381,300
     22,700    Protective Life Corp.................................................            751,370
     41,700    Travelers Property Casualty Corp. (e)................................            738,090
                                                                                        ---------------
                                                                                              3,955,319
                                                                                        ---------------
               Internet -- 0.4%
      8,500    eBay, Inc. (d)(e)....................................................            523,770
                                                                                        ---------------
               Media - Broadcasting & Publishing-- 1.7%
      5,000    Gannett Co., Inc.....................................................            379,500
     29,500    McGraw-Hill Cos. (The), Inc..........................................          1,761,150
                                                                                        ---------------
                                                                                              2,140,650
                                                                                        ---------------
               Medical Supplies -- 1.6%
     45,700    Baxter International, Inc............................................          2,031,365
                                                                                        ---------------

                See accompanying notes to financial statements.

Investments as of June 30, 2002 (unaudited)

Shares         Description                                                                 Value (a)
-------------------------------------------------------------------------------------------------------
               Oil & Gas -- 3.0%
     14,000    Baker Hughes, Inc....................................................    $       466,060
     11,200    BJ Services Co. (e)..................................................            379,456
     12,100    ChevronTexaco Corp...................................................          1,070,850
     24,800    GlobalSantaFe Corp...................................................            678,280
     67,600    Suncor Energy, Inc. (d)..............................................          1,207,336
                                                                                        ---------------
                                                                                              3,801,982
                                                                                        ---------------
               Pharmaceuticals -- 4.0%
     12,800    AmerisourceBergen Corp. (d)..........................................            972,800
     10,000    Bristol-Myers Squibb Co..............................................            257,000
     10,900    Express Scripts, Inc., Class A (e)...................................            546,199
     15,400    Forest Laboratories, Inc. (e)........................................          1,090,320
     19,800    Pfizer, Inc..........................................................            693,000
     30,036    Pharmacia Corp.......................................................          1,124,848
     14,700    Schering-Plough Corp.................................................            361,620
                                                                                        ---------------
                                                                                              5,045,787
                                                                                        ---------------
               Restaurants -- 1.0%
     29,300    Brinker International, Inc. (e)......................................            930,275
      8,500    Wendy's International, Inc...........................................            338,555
                                                                                        ---------------
                                                                                              1,268,830
                                                                                        ---------------
               Retailers -- 2.7%
     12,200    Autozone, Inc. (e)...................................................            943,060
     31,800    Bed Bath & Beyond, Inc. (d)(e).......................................          1,200,132
      9,000    Kohl's Corp. (e).....................................................            630,720
     15,300    Target Corp..........................................................            582,930
                                                                                        ---------------
                                                                                              3,356,842
                                                                                        ---------------
               Semiconductors -- 3.2%
     48,600    Applied Materials, Inc. (e)..........................................            924,372
     30,600    Intel Corp...........................................................            559,062
     43,500    LSI Logic Corp. (e)..................................................            380,625
     12,600    Maxim Integrated Products, Inc. (e)..................................            482,958
     23,200    STMicroelectronics NV................................................            564,456
     47,500    Texas Instruments, Inc...............................................          1,125,750
                                                                                        ---------------
                                                                                              4,037,223
                                                                                        ---------------
               Software -- 4.3%
     13,066    ChoicePoint, Inc. (e)................................................            594,111
      8,700    Electronic Arts, Inc. (e)............................................            574,635
     40,500    First Data Corp......................................................          1,506,600
     10,600    Intuit, Inc. (e).....................................................            527,032
     23,500    Microsoft Corp. (e)..................................................          1,285,450
     79,200    Transaction Systems Architects, Inc. (e).............................            931,392
                                                                                        ---------------
                                                                                              5,419,220
                                                                                        ---------------
               Telephone Systems -- 0.6%
     25,200    SBC Communications, Inc..............................................            768,600
                                                                                        ---------------
               Transportation -- 0.7%
     17,000    Norfolk Southern Corp................................................            397,460
      8,400    United Parcel Service, Inc., Class B.................................            518,700
                                                                                        ---------------
                                                                                                916,160
                                                                                        ---------------
               Total Common Stocks (Identified Cost $85,523,409)....................         78,757,469
                                                                                        ---------------

                                                           Ratings (c) (unaudited)
                                                           -----------------------
  Principal                                                           Standard
   Amount      Description                                   Moody's  & Poor's             Value (a)
-------------------------------------------------------------------------------------------------------
Bonds and Notes -- 35.2%

               Aerospace & Defense -- 1.5%
$ 1,780,000    Raytheon Co.
               6.300%, 3/15/2005............................    Baa3    BBB-            $     1,852,143
                                                                                        ---------------
               Airlines -- 0.5%
    600,000    Delta Air Lines, Inc.
               9.200%, 9/23/2014............................    Ba1     BBB-                    569,424
                                                                                        ---------------
               Automotive -- 1.6%
  1,265,000    Ford Motor Co.
               7.450%, 7/16/2031............................    Baa1    BBB+                  1,175,527
    800,000    TRW, Inc.
               7.625%, 3/15/2006............................    Baa2    BBB                     864,232
                                                                                        ---------------
                                                                                              2,039,759
                                                                                        ---------------
               Banking -- 1.1%
    700,000    Capital One Bank
               6.875%, 2/01/2006............................    Baa2    BBB-                    701,610
    600,000    First Chicago NBD Corp.
               6.125%, 2/15/2006............................    A1      A-                      625,080
                                                                                        ---------------
                                                                                              1,326,690
                                                                                        ---------------
               Beverages, Food & Tobacco -- 1.2%
    260,000    Kellogg Co.
               6.600%, 4/01/2011............................    Baa2    BBB                     272,191
  1,200,000    Kraft Foods, Inc.
               0/5.625%, 11/01/2011 (d).....................    A2      A-                    1,184,580
                                                                                        ---------------
                                                                                              1,456,771
                                                                                        ---------------
               Chemicals -- 1.1%
  1,000,000    IMC Global, Inc.
               7.625%, 11/01/2005...........................    Ba2     B+                      928,160
    600,000    Lyondell Chemical Co.
               10.875%, 5/01/2009...........................    B2      B+                      519,000
                                                                                        ---------------
                                                                                              1,447,160
                                                                                        ---------------
               Electric Utilities -- 1.6%
    700,000    AES Corp. (The)
               9.375%, 9/15/2010............................    Ba3     BB-                     451,500
  1,000,000    Calpine Corp.
               7.625%, 4/15/2006............................    B1      B+                      680,000
    700,000    Consolidated Edison Co. of New York
               5.625%, 7/01/2012............................    A1      A+                      688,583
    200,000    Duke Energy Corp.
               6.250%, 1/15/2012............................    A1      A+                      203,042
                                                                                        ---------------
                                                                                              2,023,125
                                                                                        ---------------
               Financial Services -- 5.6%
    900,000    Caterpillar Financial Services Corp.
               4.875%, 6/15/2007............................    A2      A+                      898,632
    600,000    Citigroup, Inc.
               5.000%, 3/06/2007............................    Aa1     AA-                     604,956
    850,000    Countrywide Home Loans, Inc., Medium Term Note
               0/5.500%, 2/01/2007 (d)......................    A3      A                       864,849
    500,000    General Electric Capital Corp.
               6.000%, 6/15/2012............................    Aaa     AAA                     501,715
    225,000    General Electric Capital Corp., Medium Term Note
               6.750%, 3/15/2032............................    Aaa     AAA                     226,647
  1,000,000    General Motors Acceptance Corp.
               6.750%, 1/15/2006............................    A2      BBB+                  1,036,410
  1,000,000    Household Finance Corp.
               6.500%, 11/15/2008...........................    A2      A                       996,000
    900,000    International Lease Finance Corp.
               6.375%, 3/15/2009............................    A1      AA-                     922,833

                 See accompanying notes to financial statements.

Investments as of June 30, 2002 (unaudited)

                                                           Ratings (c) (unaudited)
                                                           -----------------------
  Principal                                                           Standard
   Amount      Description                                   Moody's  & Poor's             Value (a)
-------------------------------------------------------------------------------------------------------
               Financial Services-- continued

$   500,000    Lehman Brothers Holdings, Inc.
               7.000%, 2/01/2008............................    A2      A               $       524,050
    675,000    Sprint Capital Corp.
               6.125%, 11/15/2008...........................    Baa3    BBB-                    541,566
                                                                                        ---------------
                                                                                              7,117,658
                                                                                        ---------------
               Forest Products & Paper -- 0.7%
  1,000,000    Fort James Corp.
               6.875%, 9/15/2007............................    Ba1     BBB-                    932,150
                                                                                        ---------------
               Insurance -- 0.3%
    300,000    ReliaStar Financial Corp.
               8.000%, 10/30/2006...........................    Aa3     AA-                     334,842
                                                                                        ---------------
               Media - Broadcasting & Publishing-- 0.9%
    500,000    Clear Channel Communications, Inc.
               7.650%, 9/15/2010............................    Baa3    BBB-                    490,880
    800,000    Time Warner, Inc.
               6.625%, 5/15/2029............................    Baa1    BBB+                    619,384
                                                                                        ---------------
                                                                                              1,110,264
                                                                                        ---------------
               Mortgage-Backed -- 12.3%
    666,245    Federal Home Loan Mortgage Corp.
               6.500%, 7/01/2016............................    Aaa     AAA                     691,749
    568,048    Federal Home Loan Mortgage Corp.
               7.000%, 5/01/2031............................    Aaa     AAA                     588,947
  1,194,995    Federal National Mortgage Association
               5.500%, 5/01/2017............................    Aaa     AAA                   1,197,971
    275,000    Federal National Mortgage Association
               5.750%, 4/15/2003............................    Aaa     AAA                     282,739
  1,366,407    Federal National Mortgage Association
               6.000%, 10/01/2016...........................    Aaa     AAA                   1,395,867
  1,062,793    Federal National Mortgage Association
               6.000%, 5/01/2016............................    Aaa     AAA                   1,085,706
    734,073    Federal National Mortgage Association
               6.500%, 7/01/2028............................    Aaa     AAA                     751,104
  1,974,866    Federal National Mortgage Association
               6.500%, 4/01/2032............................    Aaa     AAA                   2,016,358
    771,844    Federal National Mortgage Association
               6.500%, 9/01/2031............................    Aaa     AAA                     788,060
    424,643    Federal National Mortgage Association
               7.000%, 10/01/2029...........................    Aaa     AAA                     440,265
  1,759,556    Federal National Mortgage Association
               7.500%, 8/01/2031............................    Aaa     AAA                   1,848,080
  3,500,000    Government National Mortgage Association
               6.000%, 1/15/2032............................    Aaa     AAA                   3,502,765
    537,658    Government National Mortgage Association
               7.000%, 11/15/2028...........................    Aaa     AAA                     560,024
    389,605    Government National Mortgage Association
               8.000%, 12/15/2025...........................    Aaa     AAA                     417,170
                                                                                        ---------------
                                                                                             15,566,805
                                                                                        ---------------
               Oil & Gas -- 0.8%
    730,000    Kerr-McGee Corp.
               5.875%, 9/15/2006............................    Baa2    BBB                     751,389
    300,000    KeySpan Corp.
               7.250%, 11/15/2005...........................    A3      A                       322,218
                                                                                        ---------------
                                                                                              1,073,607
                                                                                        ---------------
               REITs - Hotels -- 0.5%
    600,000    Host Marriott LP, 144A
               9.500%, 1/15/2007............................   --      --                       612,000
                                                                                        ---------------
               REITs - Malls -- 0.8%
  1,000,000    Simon Property Group LP
               6.375%, 11/15/2007...........................    Baa1    BBB                   1,028,470
                                                                                        ---------------
               Restaurants -- 0.8%
    950,000    Yum! Brands, Inc.
               8.500%, 4/15/2006............................    Ba1    --                       992,750
                                                                                        ---------------
               Retailers -- 0.2%
    280,000    Target Corp.
               7.500%, 8/15/2010............................    A2      A+                      310,366
                                                                                        ---------------
               U.S. Government -- 3.7%
  2,300,000    United States Treasury Bonds
               0/6.000%, 2/15/2026 (d)......................    Aaa     AAA                   2,392,345
  1,875,000    United States Treasury Bonds
               7.500%, 11/15/2016...........................    Aaa     AAA                   2,256,450
                                                                                        ---------------
                                                                                              4,648,795
                                                                                        ---------------
               Total Bonds and Notes
               (Identified Cost $44,602,890)................                                 44,442,779
                                                                                        ---------------

Short Term Investment -- 0.4%
    528,977    Repurchase agreement with Investors Bank & Trust Co.
               dated 6/28/2002 at 1.25% to be repurchased at $529,032 on
               7/01/2002, collateralized by $549,068 Federal Home Loan
               Mortgage Bond, 4.51%, due 10/15/2007 valued at $555,426..............            528,977
                                                                                        ---------------
               Total Short Term Investment (Identified Cost $528,977)...............            528,977
                                                                                        ---------------
               Total Investments -- 98.0%
               (Identified Cost $130,655,276) (b)...................................        123,729,225
               Other assets less liabilities........................................          2,493,695
                                                                                        ---------------
               Total Net Assets -- 100%.............................................    $   126,222,920
                                                                                        ===============

(a)   See Note 2a of Notes to Financial Statements.
(b)   Federal Tax Information:
      At June 30, 2002, the net unrealized depreciation on investments based on cost of $130,655,276 for federal income tax purposes was as follows:
      Aggregate gross unrealized appreciation for all investments in which there
      is an excess of value over tax cost...........................................    $     5,548,913
      Aggregate gross unrealized depreciation for all investments in which there is
      an excess of tax cost over value..............................................        (12,474,964)
                                                                                        ---------------
      Net unrealized depreciation...................................................    $    (6,926,051)
                                                                                        ===============
      At December 31, 2001, the Fund had a capital loss carryover of approximately $31,124,206 of which $15,926,671 expires on December 31,
      2008 and $15,197,535 expires on December 31, 2009. This may be available to offset future realized capital gains, if any, to the extent provided by regulations.
(c)   The ratings shown are believed to be the most recent ratings available at
      June 30, 2002. Securites are generally rated at the time of issuance. The rating agencies may revise their rating from time to time. As a result, there can be no assurance that the same ratings would be assigned if the securities were rated at June 30, 2002. The Fund's subadviser independently evaluates the Fund's portfolio securities and in making investment decisions does not rely solely on the ratings of agencies.
(d)   All or a portion of this security was on loan to brokers at June 30, 2002.
(e)   Non-income producing security.
144A  Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these amounted to $612,000 or 0.5% of net assets.

                See accompanying notes to financial statements.

         JURIKA & VOYLES RELATIVE VALUE FUND -- SCHEDULE OF INVESTMENTS

Investments as of June 30, 2002 (unaudited)

Shares         Description                                                                 Value (a)
-------------------------------------------------------------------------------------------------------
Common Stocks -- 94.4% of Total Net Assets

               Advertising -- 1.1%
     10,200    Interpublic Group of Cos. (The), Inc.................................    $       252,552
                                                                                        ---------------
               Airlines -- 3.0%
     22,700    AMR Corp. Delaware (c)...............................................            382,722
     19,375    Southwest Airlines Co................................................            313,100
                                                                                        ---------------
                                                                                                695,822
                                                                                        ---------------
               Automotive -- 1.7%
     21,000    Goodyear Tire & Rubber Co. (The) (d).................................            392,910
                                                                                        ---------------
               Banking -- 4.8%
      6,600    Comerica, Inc........................................................            405,240
      7,200    Mellon Financial Corp................................................            226,296
      9,800    Wells Fargo & Co.....................................................            490,588
                                                                                        ---------------
                                                                                              1,122,124
                                                                                        ---------------
               Beverages, Food & Tobacco -- 5.3%
     34,800    Hormel Foods Corp....................................................            833,112
     14,700    Sysco Corp...........................................................            400,134
                                                                                        ---------------
                                                                                              1,233,246
                                                                                        ---------------
               Building Materials -- 2.1%
     18,400    Masco Corp. (d)......................................................            498,824
                                                                                        ---------------
               Chemicals-- 4.5%
     10,300    OM Group, Inc........................................................            638,600
     10,200    Rohm & Haas Co.......................................................            412,998
                                                                                        ---------------
                                                                                              1,051,598
                                                                                        ---------------
               Commercial Services -- 2.5%
     37,500    Cendant Corp. (c)(d).................................................            595,500
                                                                                        ---------------
               Communications -- 3.0%
     64,100    3Com Corp. (c).......................................................            282,040
     19,900    AT&T Wireless Services, Inc. (c)(d)..................................            116,415
     18,300    Scientific-Atlanta, Inc..............................................            301,035
                                                                                        ---------------
                                                                                                699,490
                                                                                        ---------------
               Computers -- 4.7%
      9,000    Computer Sciences Corp. (c)(d).......................................            430,200
      6,200    Electronic Data Systems Corp.........................................            230,330
     66,900    Palm, Inc. (c).......................................................            117,744
     25,500    SanDisk Corp. (c)(d).................................................            316,200
                                                                                        ---------------
                                                                                              1,094,474
                                                                                        ---------------
               Cosmetics & Personal Care -- 3.4%
     13,000    Kimberly-Clark Corp..................................................            806,000
                                                                                        ---------------
               Entertainment & Leisure -- 5.6%
     25,400    Blockbuster, Inc., Class A (d).......................................            683,260
     17,500    Sabre Holdings Corp. (c).............................................            626,500
                                                                                        ---------------
                                                                                              1,309,760
                                                                                        ---------------
               Financial Services -- 3.2%
     12,100    Freddie Mac..........................................................            740,520
                                                                                        ---------------
               Food Retailers -- 1.4%
     11,200    Safeway, Inc. (c)....................................................            326,928
                                                                                        ---------------
               Health Care Providers -- 2.7%
      8,000    WellPoint Health Networks, Inc. (c)..................................            622,480
                                                                                        ---------------
               Heavy Construction -- 1.5%
      9,300    Fluor Corp...........................................................            362,235
                                                                                        ---------------
               Heavy Machinery -- 4.4%
     15,100    Cognex Corp. (c)(d)..................................................            302,755
     15,000    Deere & Co...........................................................            718,500
                                                                                        ---------------
                                                                                              1,021,255
                                                                                        ---------------
               Insurance -- 6.7%
      5,800    Allmerica Financial Corp.............................................            267,960
      4,200    Hartford Financial Services Group, Inc...............................            249,774
      9,900    Nationwide Financial Services........................................            391,050
      7,800    Principal Financial Group (c)........................................            241,800
     12,800    Protective Life Corp.................................................            423,680
                                                                                        ---------------
                                                                                              1,574,264
                                                                                        ---------------
               Media - Broadcasting & Publishing -- 4.2%
      3,300    Gannett Co., Inc.....................................................            250,470
     12,400    McGraw-Hill Cos. (The), Inc..........................................            740,280
                                                                                        ---------------
                                                                                                990,750
                                                                                        ---------------
               Medical Supplies -- 2.6%
     13,800    Baxter International, Inc............................................            613,410
                                                                                        ---------------
               Oil & Gas -- 8.8%
      8,100    Baker Hughes, Inc....................................................            269,649
      7,500    ChevronTexaco Corp...................................................            663,750
     15,700    GlobalSantaFe Corp...................................................            429,395
     39,600    Suncor Energy, Inc. (d)..............................................            707,256
                                                                                        ---------------
                                                                                              2,070,050
                                                                                        ---------------
               Pharmaceuticals -- 5.0%
      5,300    Bristol-Myers Squibb Co..............................................            136,210
     10,800    Pfizer, Inc..........................................................            378,000
     12,702    Pharmacia Corp.......................................................            475,690
      7,700    Schering-Plough Corp.................................................            189,420
                                                                                        ---------------
                                                                                              1,179,320
                                                                                        ---------------
               Restaurants -- 2.8%
     13,900    Brinker International, Inc. (c)......................................            441,325
      5,600    Wendy's International, Inc...........................................            223,048
                                                                                        ---------------
                                                                                                664,373
                                                                                        ---------------
               Semiconductors -- 2.1%
     26,800    LSI Logic Corp. (c)..................................................            234,500
     10,800    STMicroelectronics NV................................................            262,764
                                                                                        ---------------
                                                                                                497,264
                                                                                        ---------------
               Software -- 2.9%
      7,200    First Data Corp......................................................            267,840
     34,300    Transaction Systems Architects, Inc. (c).............................            403,368
                                                                                        ---------------
                                                                                                671,208
                                                                                        ---------------
               Telephone Systems -- 1.8%
     13,900    SBC Communications, Inc..............................................            423,950
                                                                                        ---------------
               Transportation -- 2.6%
     11,200    Norfolk Southern Corp................................................            261,856
      5,500    United Parcel Service, Inc., Class B.................................            339,625
                                                                                        ---------------
                                                                                                601,481
                                                                                        ---------------
               Total Common Stocks (Identified Cost $24,092,285)....................         22,111,788
                                                                                        ---------------

                See accompanying notes to financial statements.

Investments as of June 30, 2002 (unaudited)

 Principal
   Amount      Description                                                                 Value (a)
-------------------------------------------------------------------------------------------------------
Short Term Investment -- 1.7%

$   409,804    Repurchase agreement with Investors Bank & Trust Co.
               dated 6/28/2002 at 1.25% to be repurchased at $409,847
               on 7/01/2002, collateralized by $431,904 Federal National
               Mortgage Bond, 3.223%, due 7/25/2022 valued at $430,492..............    $       409,804
                                                                                        ---------------
               Total Short Term Investment (Identified Cost $409,804)...............            409,804
                                                                                        ---------------
               Total Investments -- 96.1%
               (Identified Cost $24,502,089) (b)....................................         22,521,592
               Other assets less liabilities........................................            913,774
                                                                                        ---------------
               Total Net Assets -- 100%.............................................    $    23,435,366
                                                                                        ===============

(a)   See Note 2a of Notes to Financial Statements.
(b)   Federal Tax Information:
      At June 30, 2002, the net unrealized depreciation on investments based on cost of $24,502,089 for federal income tax purposes was as follows:
      Aggregate gross unrealized appreciation for all investments in which there is
      an excess of value over tax cost..............................................    $     2,929,245
      Aggregate gross unrealized depreciation for all investments in which there is
      an excess of tax cost over value..............................................         (4,909,742)
                                                                                        ---------------
      Net unrealized depreciation...................................................    $    (1,980,497)
                                                                                        ===============
      For the year ended December 31, 2001, the Fund has elected to defer
      $144,310 of capital losses attributable to Post-October losses.
(c)   Non-income producing security.
(d)   All or a portion of this security was on loan to brokers at June 30, 2002.

                See accompanying notes to financial statements.

                 LARGE CAP VALUE FUND -- SCHEDULE OF INVESTMENTS

Investments as of June 30, 2002 (unaudited)

Shares         Description                                                                 Value (a)
-------------------------------------------------------------------------------------------------------
Common Stocks -- 95.9% of Total Net Assets

               Advertising -- 2.0%
     15,200    Interpublic Group of Cos. (The), Inc. (c)............................    $       376,352
                                                                                        ---------------
               Aerospace & Defense -- 3.4%
     12,800    Honeywell International, Inc.........................................            450,944
      4,900    Raytheon Co..........................................................            199,675
                                                                                        ---------------
                                                                                                650,619
                                                                                        ---------------
               Banking -- 6.6%
      7,000    Bank of America Corp.................................................            492,520
     17,000    Mellon Financial Corp................................................            534,310
      6,200    Washington Mutual, Inc...............................................            230,082
                                                                                        ---------------
                                                                                              1,256,912
                                                                                        ---------------
               Beverages, Food & Tobacco -- 8.1%
      9,600    Kraft Foods, Inc.....................................................            393,120
     15,840    PepsiCo, Inc.........................................................            763,488
      8,500    Philip Morris Cos., Inc..............................................            371,280
                                                                                        ---------------
                                                                                              1,527,888
                                                                                        ---------------
               Chemicals -- 1.8%
      7,500    Du Pont (E.I.) de Nemours & Co.......................................            333,000
                                                                                        ---------------
               Computers -- 4.2%
     14,600    Dell Computer Corp.(d)...............................................            381,644
      8,100    Electronic Data Systems Corp.(c).....................................            300,915
      7,000    Hewlett-Packard Co...................................................            106,960
                                                                                        ---------------
                                                                                                789,519
                                                                                        ---------------
               Cosmetics & Personal Care -- 0.6%
      1,800    Kimberly-Clark Corp..................................................            111,600
                                                                                        ---------------
               Electrical Equipment -- 2.0%
      7,100    Emerson Electric Co..................................................            379,921
                                                                                        ---------------
               Entertainment & Leisure -- 1.5%
     14,500    Walt Disney Co. (The)................................................            274,050
                                                                                        ---------------
               Environmental Control -- 3.0%
     21,700    Waste Management, Inc................................................            565,285
                                                                                        ---------------
               Financial Services -- 16.1%
     18,700    Citigroup, Inc.......................................................            724,625
     12,000    Fannie Mae...........................................................            885,000
      2,800    Goldman Sachs Group (The), Inc.......................................            205,380
     20,400    J.P. Morgan Chase & Co...............................................            691,968
     13,300    Merrill Lynch & Co., Inc.............................................            538,650
                                                                                        ---------------
                                                                                              3,045,623
                                                                                        ---------------
               Forest Products & Paper -- 1.8%
      5,300    Weyerhaeuser Co......................................................            338,405
                                                                                        ---------------
               Health Care Providers -- 4.5%
     18,000    HCA, Inc.............................................................            855,000
                                                                                        ---------------
               Heavy Machinery -- 2.3%
      9,200    Deere & Co...........................................................            440,680
                                                                                        ---------------
               Household Products -- 2.1%
      6,400    Avery Dennison Corp.................................................             401,600
                                                                                        ---------------
               Insurance -- 10.6%
      9,600    ACE, Ltd.............................................................            303,360
     12,574    American International Group, Inc....................................            857,924
      9,800    Radian Group, Inc....................................................            478,730
      9,200    St. Paul Cos. (The), Inc.............................................            358,064
                                                                                        ---------------
                                                                                              1,998,078
                                                                                        ---------------
               Medical Supplies -- 2.8%
     11,800    Baxter International, Inc............................................            524,510
                                                                                        ---------------
               Oil & Gas -- 11.5%
      9,200    BP PLC (ADR).........................................................            464,508
     13,700    Dynegy, Inc., Class A................................................             98,640
     25,300    Exxon Mobil Corp.....................................................          1,035,276
     12,800    Shell Transport & Trading Co. PLC (ADR)..............................            576,128
                                                                                        ---------------
                                                                                              2,174,552
                                                                                        ---------------
               Pharmaceuticals -- 5.1%
      5,400    Merck & Co., Inc.....................................................            273,456
     10,000    Pharmacia Corp.......................................................            374,500
     13,200    Schering-Plough Corp.................................................            324,720
                                                                                        ---------------
                                                                                                972,676
                                                                                        ---------------
               Retailers -- 1.2%
      7,400    CVS Corp.............................................................            226,440
                                                                                        ---------------
               Semiconductors -- 0.9%
      8,800    Applied Materials, Inc. (d)..........................................            167,376
                                                                                        ---------------
               Telephone Systems -- 3.8%
     10,600    BellSouth Corp.......................................................            333,900
      9,516    Verizon Communications, Inc..........................................            382,068
                                                                                        ---------------
                                                                                                715,968
                                                                                        ---------------
               Transportation -- 0.0%
         86    Seabulk International, Inc. (d)......................................                674
                                                                                        ---------------
               Total Common Stocks (Identified Cost $18,884,439)....................         18,126,728
                                                                                        ---------------

     Units
-------------
Convertible Security -- 0.8%

               Financial Services -- 0.8%
      9,850    Merrill Lynch & Co., Inc., 8% STRIDES exchangeable for shares
               of Cisco Systems common stock, zero coupon...........................            142,332
                                                                                        ---------------
               Total Convertible Security (Identified Cost $163,045)................            142,332
                                                                                        ---------------
Warrants -- 0.0%
               Transportation -- 0.0%
         54    Seabulk International, Inc. (d)......................................                 20
                                                                                        ---------------
               Total Warrants (Identified Cost $512)................................                 20
                                                                                        ---------------

                See accompanying notes to financial statements.

Investments as of June 30, 2002 (unaudited)

 Principal
   Amount      Description                                                                 Value (a)
-------------------------------------------------------------------------------------------------------
Short Term Investment -- 3.0%

$   567,922    Repurchase Agreement with Investors Bank & Trust Co. dated
               6/28/2002 at 1.25% to be repurchased at $567,981 on 7/01/2002, collateralized by $570,235 Federal National  Mortgage Bond,
               7.057%, due 8/01/2030 valued at $596,318 ............................    $       567,922
                                                                                        ---------------
               Total Short Term Investment (Identified Cost $567,922)...............            567,922
                                                                                        ---------------
               Total Investments -- 99.7%
               (Identified Cost $19,615,918) (b) ...................................         18,837,002
               Other assets less liabilities........................................             64,367
                                                                                        ---------------
               Total Net Assets -- 100%.............................................    $    18,901,369
                                                                                        ===============

(a)   See Note 2a of Notes to Financial Statements.
(b)   Federal Tax Information:
      At June 30, 2002, the net unrealized depreciation on investments based on cost of $19,615,918 for federal income tax purposes was as follows:
      Aggregate gross unrealized appreciation for all investments in which there
      is an excess of value over tax cost...........................................    $     1,360,300
      Aggregate gross unrealized depreciation for all investments in which there is
      an excess of tax cost over value .............................................         (2,139,216)
                                                                                        ---------------
      Net unrealized depreciation ..................................................    $      (778,916)
                                                                                        ===============
      At December 31, 2001, the Fund had a capital loss carryover of approximately $253,498 which expires on December 31, 2008. This may be available to offset future realized capital gains, if any, to the extent provided by regulations.
(c)   All or a portion of this security was on loan to brokers at June 30, 2002.
(d)   Non-income producing security.
ADR   An American Depositary Receipt (ADR) is a certificate issued by a U.S.
      bank representing the right to receive securities of the foreign issuer described. The values of ADRs are significantly influenced by trading on exchanges not located in the United States.

                See accompanying notes to financial statements.

                 MID CAP GROWTH FUND -- SCHEDULE OF INVESTMENTS

Investments as of June 30, 2002 (unaudited)

Shares         Description                                                                 Value (a)
-------------------------------------------------------------------------------------------------------
Common Stocks -- 99.5% of Total Net Assets

               Advertising -- 1.1%
      3,900    Getty Images, Inc....................................................    $        84,903
                                                                                        ---------------
               Aerospace & Defense -- 2.1%
      3,100    L-3 Communications Holdings, Inc. (c)(d).............................            167,400
                                                                                        ---------------
               Automotive -- 1.3%
      4,000    Sonic Automotive, Inc. (c)(d)........................................            103,000
                                                                                        ---------------
               Banking -- 1.3%
      3,100    Investors Financial Services Corp....................................            103,974
                                                                                        ---------------
               Commercial Services -- 5.6%
      1,600    Cephalon, Inc. (c)(d)................................................             72,320
      3,550    Manpower, Inc........................................................            130,462
      4,633    University of Phoenix Online (c).....................................            137,229
      2,300    Weight Watchers International, Inc. (c)..............................             99,912
                                                                                        ---------------
                                                                                                439,923
                                                                                        ---------------
               Computers -- 6.8%
      2,650    Affiliated Computer Services, Inc. (c)...............................            125,822
      6,350    Brocade Communications Systems, Inc. (c).............................            110,998
      3,400    Manhattan Associates, Inc. (d).......................................            109,344
      6,900    Network Appliance, Inc. (c)..........................................             85,836
      5,100    VERITAS Software Corp. (c)...........................................            100,929
                                                                                        ---------------
                                                                                                532,929
                                                                                        ---------------
               Education -- 2.1%
      3,700    Career Education Corp. (c)...........................................            166,500
                                                                                        ---------------
               Electronics -- 1.1%
      2,450    Cymer, Inc. (c)(d)...................................................             85,848
                                                                                        ---------------
               Entertainment & Leisure -- 2.9%
      5,500    Blockbuster, Inc., Class A...........................................            147,950
      2,000    Hotels.com, Class A (c)(d)...........................................             84,460
                                                                                        ---------------
                                                                                                232,410
                                                                                        ---------------
               Environmental Control -- 1.4%
      3,200    Stericycle, Inc. (c).................................................            113,312
                                                                                        ---------------
               Financial Services -- 1.2%
        950    SLM Corp. (d)........................................................             92,055
                                                                                        ---------------
               Health Care Providers -- 2.6%
      1,350    Anthem, Inc. (c)(d)..................................................             91,098
      3,750    Mid Atlantic Medical Services, Inc. (c)..............................            117,562
                                                                                        ---------------
                                                                                                208,660
                                                                                        ---------------
               Health Care-Services -- 3.3%
      3,500    First Health Group Corp. (c).........................................             98,140
      3,500    Laboratory Corp. of America Holdings (c).............................            159,775
                                                                                        ---------------
                                                                                                257,915
                                                                                        ---------------
               Home Construction, Furnishings & Appliances -- 4.9%
      2,050    Lennar Corp. (d).....................................................            125,460
      2,500    Ryland Group, Inc....................................................            124,375
      4,550    Toll Brothers, Inc. (c)(d)...........................................            133,315
                                                                                        ---------------
                                                                                                383,150
                                                                                        ---------------
               Internet -- 4.5%
      1,300    Expedia, Inc., Class A (c)(d)........................................             77,077
      4,250    Network Associates, Inc. (c).........................................             81,897
      4,500    Overture Services, Inc. (c)(d).......................................            109,800
      4,700    Ticketmaster (c).....................................................             87,937
                                                                                        ---------------
                                                                                                356,711
                                                                                        ---------------
               Lodging -- 1.8%
      4,250    MGM Grand, Inc. (c)(d)...............................................            143,437
                                                                                        ---------------
               Media - Broadcasting & Publishing -- 3.2%
      2,650    Entercom Communications Corp. (c)....................................            121,635
      3,900    Westwood One, Inc. (c)...............................................            130,338
                                                                                        ---------------
                                                                                                251,973
                                                                                        ---------------
               Medical Supplies -- 2.8%
      1,250    St. Jude Medical, Inc. (c)...........................................             92,313
      3,200    Varian Medical Systems, Inc. (c).....................................            129,760
                                                                                        ---------------
                                                                                                222,073
                                                                                        ---------------
               Oil & Gas -- 8.4%
      3,000    BJ Services Co. (c)..................................................            101,640
      4,350    ENSCO International, Inc. (d)........................................            118,581
      3,300    Nabors Industries, Ltd. (c)..........................................            116,490
      2,350    Noble Corp. (c)......................................................             90,710
      3,300    Weatherford International, Ltd. (c)(d)...............................            142,560
      4,350    XTO Energy, Inc......................................................             89,610
                                                                                        ---------------
                                                                                                659,591
                                                                                        ---------------
               Pharmaceuticals -- 6.6%
      2,400    Accredo Health, Inc. (c).............................................            110,736
      2,450    AmerisourceBergen Corp. (d)..........................................            186,200
      2,900    Gilead Sciences, Inc. (c)(d).........................................             95,352
      6,950    SICOR, Inc. (c)......................................................            128,853
                                                                                        ---------------
                                                                                                521,141
                                                                                        ---------------
               Restaurants -- 4.4%
      3,200    Cheesecake Factory (The), Inc. (c)...................................            113,536
      2,400    Panera Bread Co. (c)(d)..............................................             82,728
      6,000    Starbucks Corp. (c)..................................................            149,100
                                                                                        ---------------
                                                                                                345,364
                                                                                        ---------------
               Retailers -- 10.0%
      1,900    Autozone, Inc. (c)...................................................            146,870
      2,600    Bed Bath & Beyond, Inc. (c)..........................................             98,124
      4,300    Dollar Tree Stores, Inc. (c)(d)......................................            169,463
      3,750    Michaels Stores, Inc. (c)............................................            146,250
      4,850    PETsMART, Inc. (c)...................................................             77,358
      4,900    Williams-Sonoma, Inc. (c)............................................            150,233
                                                                                        ---------------
                                                                                                788,298
                                                                                        ---------------
               Semiconductors -- 9.0%
      4,300    Broadcom Corp., Class A (c)..........................................             75,422
      2,650    KLA-Tencor Corp. (c).................................................            116,574
      6,050    Marvell Technology Group, Ltd. (c)...................................            120,335
      5,650    Microchip Technology, Inc. (c).......................................            154,980
      2,900    QLogic Corp. (c).....................................................            110,490
      3,850    Varian Semiconductor Equipment Associates, Inc. (c)..................            130,631
                                                                                        ---------------
                                                                                                708,432
                                                                                        ---------------
               Software -- 9.9%
      4,050    Activision, Inc. (c)(d)..............................................            117,693
      4,266    ChoicePoint, Inc. (c)................................................            193,975
      2,400    Electronic Arts, Inc. (c)............................................            158,520
      2,400    Fiserv, Inc. (c).....................................................             88,104
      3,050    Intuit, Inc. (c).....................................................            151,646
      3,150    Mercury Interactive Corp. (c)........................................             72,324
                                                                                        ---------------
                                                                                                782,262
                                                                                        ---------------
               Textiles, Clothing & Fabrics -- 1.2%
      1,750    Coach, Inc. (c)......................................................             96,075
                                                                                        ---------------
               Total Common Stocks (Identified Cost $8,061,225).....................          7,847,336
                                                                                        ---------------

                See accompanying notes to financial statements.

Investments as of June 30, 2002 (unaudited)

 Principal
   Amount      Description                                                                 Value (a)
-------------------------------------------------------------------------------------------------------
Short Term Investment-- 0.1%

$     4,216    Repurchase Agreement with Investors Bank & Trust Co.
               dated 6/28/02 at 1.25% to be repurchased at $4,216 on
               7/01/2002, collateralized by $4,510 U.S. Federal Home Loan
               Mortgage Bond, 3.88%, due 7/15/2008 valued at $4,474.................    $         4,216
                                                                                        ---------------
               Total Short Term Investment (Identified Cost $4,216) ................              4,216
                                                                                        ---------------
               Total Investments-- 99.6%
               (Identified Cost $8,065,441) (b).....................................          7,851,552
               Other assets less liabilities........................................             35,195
                                                                                        ---------------
               Total Net Assets-- 100%. ............................................    $     7,886,747
                                                                                        ===============

(a)   See Note 2a of Notes to Financial Statements.
(b)   Federal Tax Information:
      At June 30, 2002, the net unrealized depreciation on investments based on cost of $8,065,441 for federal income tax purposes was as follows:
      Aggregate gross unrealized appreciation for all investments in which there is an
      excess of value over tax cost.................................................    $       449,739
      Aggregate gross unrealized depreciation for all investments in which there is an
      excess of tax cost over value ................................................           (663,628)
                                                                                        ---------------
      Net unrealized depreciation...................................................    $      (213,889)
                                                                                        ===============
      At December 31, 2001, the Fund had a capital loss carryover of approximately $2,414,681 which expires on December 31, 2009. This may be available to offset future realized capital gains, if any, to the extent provided by regulations.

      For the year ended December 31, 2001, the Fund has elected to defer
      $240,177 of capital losses attributable to Post-October losses.
(c)   Non-income producing security.
(d)   All or a portion of this security was on loan to brokers at June 30, 2002.

                See accompanying notes to financial statements.

                     SELECT FUND -- SCHEDULE OF INVESTMENTS

Investments as of June 30, 2002 (unaudited)

Shares         Description                                                                 Value (a)
-------------------------------------------------------------------------------------------------------
Common Stocks -- 90.1% of Total Net Assets

               Apparel Retailers -- 0.9%
    150,000    Gap (The), Inc. (c)..................................................    $     2,130,000
                                                                                        ---------------
               Banking -- 16.7%
  1,114,500    Washington Mutual, Inc...............................................         41,359,095
                                                                                        ---------------
               Biotechnology -- 4.2%
    292,800    Chiron Corp. (c)(d)..................................................         10,350,480
                                                                                        ---------------
               Commercial Services -- 8.7%
    270,900    H&R Block, Inc.......................................................         12,502,035
    247,800    Valassis Communications, Inc. (d)....................................          9,044,700
                                                                                        ---------------
                                                                                             21,546,735
                                                                                        ---------------
               Computers -- 4.1%
    275,400    Electronic Data Systems Corp.........................................         10,231,110
                                                                                        ---------------
               Electric Utilities -- 4.7%
    225,900    TXU Corp.............................................................         11,645,145
                                                                                        ---------------
               Environmental Control -- 4.5%
    430,500    Waste Management, Inc................................................         11,214,525
                                                                                        ---------------
               Food Retailers -- 4.8%
    600,000    Kroger Co. (The) (d).................................................         11,940,000
                                                                                        ---------------
               Media - Broadcasting & Publishing -- 7.4%
    185,300    Knight-Ridder, Inc...................................................         11,664,635
    681,400    Liberty Media Corp. (d)..............................................          6,814,000
                                                                                        ---------------
                                                                                             18,478,635
                                                                                        ---------------
               Medical Supplies -- 3.5%
    286,500    Guidant Corp. (c)(d).................................................          8,660,895
                                                                                        ---------------
               Oil & Gas -- 4.5%
    293,600    Burlington Resources, Inc............................................         11,156,800
                                                                                        ---------------
               Pharmaceuticals -- 3.9%
    365,500    Omnicare, Inc. (c)...................................................          9,598,030
                                                                                        ---------------
               Restaurants -- 2.3%
    197,400    Yum! Brands, Inc. (d)................................................          5,773,950
                                                                                        ---------------
               Retailers -- 3.2%
    358,200    J.C. Penney Co., Inc. (c)............................................          7,887,564
                                                                                        ---------------
               Software -- 6.9%
    302,200    First Data Corp......................................................         11,241,840
  1,835,500    Novell, Inc. (d).....................................................          5,891,955
                                                                                        ---------------
                                                                                             17,133,795
                                                                                        ---------------
               Telephone Systems -- 6.1%
    926,800    AT&T Corp............................................................          9,916,760
    497,600    Sprint Corp. (FON Group).............................................          5,279,536
                                                                                        ---------------
                                                                                             15,196,296
                                                                                        ---------------
               Tools -- 3.7%
    191,400    Black & Decker Corp..................................................          9,225,480
                                                                                        ---------------
               Total Common Stocks (Identified Cost $235,845,313)...................        223,528,535
                                                                                        ---------------

 Principal
   Amount      Description                                                                 Value (a)
-------------------------------------------------------------------------------------------------------
Short Term Investment -- 9.9%

$24,690,306    Repurchase Agreement with Investors Bank & Trust Co. dated
               6/28/02 at 1.25% to be repurchased at $24,692,878 on 7/01/2002, collateralized by $25,811,888 Federal Home Loan Mortgage Bond and
               Government National Mortgage Bond with rates ranging from 2.29%
               to 6.375%, and maturities ranging from 5/20/2023 to 11/15/2031
               with an aggregate value of $25,924,822...............................    $    24,690,306
                                                                                        ---------------
               Total Short Term Investment (Identified Cost $24,690,306)............         24,690,306
                                                                                        ---------------
               Total Investments -- 100.0%
               (Identified Cost $260,535,619) (b)...................................        248,218,841
               Other assets less liabilities........................................            (26,186)
                                                                                        ---------------
               Total Net Assets -- 100%.............................................    $   248,192,655
                                                                                        ===============
(a)   See Note 2a of Notes to Financial Statements.
(b)   Federal Tax Information:
      At June 30, 2002, the net unrealized depreciation on investments based on cost of $260,535,619 for federal income tax purposes was as follows:
      Aggregate gross unrealized appreciation for all investments in which there
      is an excess of value over tax cost...........................................    $    11,832,040
      Aggregate gross unrealized depreciation for all investments in which there is
      an excess of tax cost over value..............................................        (24,148,818)
                                                                                        ---------------
      Net unrealized depreciation...................................................    $   (12,316,778)
                                                                                        ===============
      At December 31, 2001, the Fund had a capital loss carryover of approximately $1,480,080 which expires on December 31, 2009. This may be available to offset future realized capital gains, if any, to the extent provided by regulations.
(c)   All or a portion of this security was on loan to brokers at June 30, 2002.
(d)   Non-income producing security.

                See accompanying notes to financial statements.

        JURIKA & VOYLES SMALL CAP GROWTH FUND -- SCHEDULE OF INVESTMENTS

Investments as of June 30, 2002 (unaudited)

Shares         Description                                                                 Value (a)
-------------------------------------------------------------------------------------------------------
Common Stocks -- 99.1% of Total Net Assets

               Advertising -- 2.4%
      9,600    Getty Images, Inc. (c)...............................................    $       208,992
     21,250    Given Imaging, Ltd. (c)(d)...........................................            255,000
                                                                                        ---------------
                                                                                                463,992
                                                                                        ---------------
               Apparel Retailers -- 1.0%
      8,500    Pacific Sunwear of California, Inc. (c)(d)...........................            188,445
                                                                                        ---------------
               Automotive -- 1.3%
     16,000    Copart, Inc. (c).....................................................            259,680
                                                                                        ---------------
               Banking -- 2.2%
      7,500    Silicon Valley Bancshares (c)........................................            197,700
     15,000    Sterling Bancshares, Inc.............................................            221,550
                                                                                        ---------------
                                                                                                419,250
                                                                                        ---------------
               Beverages, Food & Tobacco -- 1.6%
     17,500    Fleming Cos., Inc. (d)...............................................            317,625
     19,500    Suprema Specialties, Inc. (c)(e).....................................                 19
                                                                                        ---------------
                                                                                                317,644
                                                                                        ---------------
               Biotechnology -- 2.7%
      7,500    InterMune, Inc. (c)(d)...............................................            158,250
     17,800    Martek Biosciences Corp. (c)(d)......................................            372,376
                                                                                        ---------------
                                                                                                530,626
                                                                                        ---------------
               Chemicals -- 2.0%
     37,500    Landec Corp. (c).....................................................            141,750
      9,000    Spartech Corp........................................................            245,070
                                                                                        ---------------
                                                                                                386,820
                                                                                        ---------------
               Commercial Services -- 4.9%
     25,500    Euronet Worldwide, Inc. (c)..........................................            407,745
     15,600    Pharmaceutical Product Development, Inc. (c).........................            410,904
      7,900    Plexus Corp. (c)(d)..................................................            142,990
                                                                                        ---------------
                                                                                                961,639
                                                                                        ---------------
               Communications -- 4.9%
     25,000    Aeroflex, Inc. (c)...................................................            173,750
     22,500    Intrado, Inc. (c)....................................................            435,600
     85,000    Q Comm International, Inc. (c).......................................            120,700
     82,500    US Unwired, Inc. (c)(d)..............................................            231,000
                                                                                        ---------------
                                                                                                961,050
                                                                                        ---------------
               Computers -- 3.9%
     36,000    Concurrent Computer Corp. (c)........................................            167,400
      7,000    Fidelity National Information Solutions, Inc. (c)(d).................            168,000
     38,900    Lexar Media, Inc. (c)................................................            166,103
    176,700    LivePerson, Inc. (c).................................................            114,855
     10,000    Neoware Systems, Inc. (c)(d).........................................            113,400
     13,500    Wave Systems Corp., Class A (c)......................................             19,845
                                                                                        ---------------
                                                                                                749,603
                                                                                        ---------------
               Electronics -- 4.7%
     85,000    Duraswitch Industries, Inc. (c)......................................            646,850
      4,500    FLIR Systems, Inc. (c)(d)............................................            188,865
      6,000    Taser International, Inc. (c)(d).....................................             72,000
                                                                                        ---------------
                                                                                                907,715
                                                                                        ---------------
               Entertainment & Leisure -- 5.3%
     15,000    AMC Entertainment, Inc. (c)..........................................            213,000
     18,000    Hollywood Entertainment Corp. (c)....................................            372,240
     28,500    Navigant International, Inc. (c).....................................            440,895
                                                                                        ---------------
                                                                                              1,026,135
                                                                                        ---------------
               Financial Services -- 0.8%
      6,000    Federal Agriculture Mortage Corp. (c)(d).............................            160,200
                                                                                        ---------------
               Health Care Providers -- 5.2%
      8,500    Amerigroup Corp. (c).................................................            231,880
     16,000    Centene Corp. (c)(d).................................................            495,680
     18,000    Select Medical Corp. (c).............................................            281,880
                                                                                        ---------------
                                                                                              1,009,440
                                                                                        ---------------
               Health Care-Services -- 1.9%
     13,000    American Healthways, Inc. (c)(d).....................................            231,400
     10,500    Inveresk Research Group, Inc.........................................            136,605
                                                                                        ---------------
                                                                                                368,005
                                                                                        ---------------
               Heavy Construction -- 0.5%
     12,500    Horizon Offshore, Inc. (c)...........................................            105,500
                                                                                        ---------------
               Heavy Machinery -- 1.6%
     57,500    SureBeam Corp., Class A (c)(d).......................................            313,950
                                                                                        ---------------
               Internet -- 15.7%
     12,500    Alloy, Inc. (c)......................................................            180,500
     20,000    Chordiant Software, Inc. (c).........................................             39,000
     87,500    Click2learn, Inc. (c)................................................            149,231
     32,000    Digital Insight Corp. (c)............................................            526,400
     22,500    DoubleClick, Inc.....................................................            163,125
     35,000    Earthlink, Inc. (c)..................................................            232,050
     19,500    eSpeed, Inc., Class A (c)............................................            212,745
     40,000    GSI Commerce, Inc. (c)(d)............................................            302,000
     35,500    Imanage, Inc. (c)....................................................            118,925
    159,000    Intraware, Inc. (c)..................................................            159,000
     80,000    LookSmart, Ltd. (c)..................................................            156,800
     71,300    Raindance Communications, Inc. (c)...................................            409,975
     17,500    SkillSoft Corp. (c)..................................................            137,375
     30,500    TriZetto Group (The), Inc. (c).......................................            260,775
                                                                                        ---------------
                                                                                              3,047,901
                                                                                        ---------------
               Media - Broadcasting & Publishing -- 1.3%
     12,250    Emmis Communications Corp. (c).......................................            259,578
                                                                                        ---------------
               Medical Supplies -- 8.4%
     37,500    Cardiodynamics International Corp. (c)...............................            139,500
     14,000    Conceptus, Inc. (c)(d)...............................................            230,860
     74,500    LifePoint, Inc. (c)..................................................            214,560
     21,000    Med-Design Corp. (c)(d)..............................................            271,740
     65,700    Medwave, Inc. (c)....................................................             65,700
     37,500    Rita Medical Systems, Inc. (c).......................................            379,500
     36,500    Thoratec Corp. (c)...................................................            328,135
                                                                                        ---------------
                                                                                              1,629,995
                                                                                        ---------------
               Oil & Gas -- 9.9%
      5,000    Atwood Oceanics, Inc. (c)............................................            187,500
     19,000    Core Laboratories NV (c).............................................            228,380
     12,000    Hanover Compressor Co. (c)(d)........................................            162,000
     25,000    Headwaters, Inc. (c).................................................            393,750
     15,000    Key Energy Services, Inc. (c)........................................            157,500
      9,000    Tetra Technologies, Inc. (c).........................................            238,950
     32,000    Ultra Petroleum Corp. (c)............................................            242,880
     18,000    Willbros Group, Inc. (c).............................................            306,000
                                                                                        ---------------
                                                                                              1,916,960
                                                                                        ---------------
               Pharmaceuticals -- 1.7%
     17,200    Durect Corp. (c).....................................................            137,600
      9,000    Hollis-Eden Pharmaceuticals (c)(d)...................................             61,920
      5,500    Sangstat Medical Corp. (c)...........................................            126,390
                                                                                        ---------------
                                                                                                325,910
                                                                                        ---------------

                See accompanying notes to financial statements.

Investments as of June 30, 2002 (unaudited)

Shares         Description                                                                 Value (a)
-------------------------------------------------------------------------------------------------------
               Restaurants -- 1.1%
      6,500    Jack in the Box, Inc. (c)............................................    $       206,700
                                                                                        ---------------
               Retailers -- 1.2%
      7,000    Linens 'n Things, Inc. (c)...........................................            229,670
                                                                                        ---------------
               Semiconductors -- 4.8%
     23,600    Ibis Technology Corp. (c)(d).........................................            152,928
     46,500    Logicvision, Inc. (c)................................................            248,775
     25,500    Microtune, Inc. (c)(d) ..............................................            227,205
     17,500    Monolithic System Technology, Inc. (c)...............................            192,675
      6,000    Power Integrations, Inc. (c) ........................................            108,720
                                                                                        ---------------
                                                                                                930,303
                                                                                        ---------------
               Software -- 4.6%
      3,450    Activision, Inc. (c)(d)..............................................            100,257
     11,000    NetIQ Corp. (c)......................................................            248,930
     13,600    PLATO Learning, Inc. (c) ............................................            134,232
     37,000    Quadramed Corp. (c)..................................................            258,630
     11,100    Roxio, Inc. (c) .....................................................             79,920
    100,000    Sagent Technology, Inc. (c)..........................................             66,700
                                                                                        ---------------
                                                                                                888,669
                                                                                        ---------------
               Textiles, Clothing & Fabrics -- 0.9%
     42,000    DHB Industries, Inc. (c).............................................            170,100
                                                                                        ---------------
               Transportation -- 2.6%
     10,000    P.A.M. Transportation Services, Inc. (c) ............................            240,200
     23,100    Trico Marine Services, Inc. (c)......................................            156,849
      9,600    USA Truck, Inc. (c)..................................................            110,400
                                                                                        ---------------
                                                                                                507,449
                                                                                        ---------------
               Total Common Stocks (Identified Cost $24,751,213) ...................         19,242,929
                                                                                        ---------------
               Total Investments -- 99.1%
               (Identified Cost $24,751,213) (b) ...................................         19,242,929
               Other assets less liabilities........................................            182,307
                                                                                        ---------------
               Total Net Assets -- 100%.............................................    $    19,425,236
                                                                                        ===============
(a)   See Note 2a of Notes to Financial Statements.
(b)   Federal Tax Information:
      At June 30, 2002, the net unrealized depreciation on investments based on cost of $24,751,213 for federal income tax purposes was as follows:
      Aggregate gross unrealized appreciation for all investments in which there
      is an excess of value over tax cost...........................................    $       707,075
      Aggregate gross unrealized depreciation for all investments in which there is
      an excess of tax cost over value .............................................         (6,215,359)
                                                                                        ---------------
      Net unrealized depreciation ..................................................    $    (5,508,284)
                                                                                        ===============
      At December 31, 2001, the Fund had a capital loss carryover of approximately $7,479,805 of which $6,245,133 expires on December 31, 2008 and $1,234,672 expires on December 31, 2009 This may be available to offset future realized capital gains, if any, to the extent provided by regulations.
      For the year ended December 31, 2001, the Fund has elected to defer
      $2,948,929 of capital losses attributable to Post-October losses.
(c)   Non-income producing security.
(d)   All or a portion of this security was on loan to brokers at June 30, 2002.
(e)   Issuer filed petition under Chapter 7 of the Federal Bankruptcy Code.

                See accompanying notes to financial statements.

              INTERNATIONAL EQUITY FUND -- SCHEDULE OF INVESTMENTS

Investments as of June 30, 2002 (unaudited)

Shares         Description                                                                 Value (a)
-------------------------------------------------------------------------------------------------------
Common Stocks -- 97.9% of Total Net Assets

               Australia -- 2.8%
     79,700    News Corp., Ltd......................................................    $       433,079
     24,250    Rio Tinto, Ltd.......................................................            456,299
     50,300    Westpac Banking Corp., Ltd...........................................            458,551
                                                                                        ---------------
                                                                                              1,347,929
                                                                                        ---------------
               Belgium -- 1.4%
     23,300    Interbrew............................................................            668,932
                                                                                        ---------------
               Canada -- 7.7%
     13,300    Alcan, Inc...........................................................            504,576
     15,150    Canadian Pacific Railway, Ltd. (c)...................................            374,641
      8,100    Celestica, Inc. (d)..................................................            182,302
     18,454    EnCana Corp..........................................................            566,639
     18,177    Fairmont Hotels & Resorts, Inc.......................................            466,108
     10,000    Precision Drilling Corp., Class A (d)................................            345,914
     13,400    Royal Bank of Canada (d).............................................            462,555
      7,500    Talisman Energy, Inc.................................................            336,561
     31,600    TransCanada PipeLines, Ltd. (c)......................................            477,875
                                                                                        ---------------
                                                                                              3,717,171
                                                                                        ---------------
               Finland -- 3.1%
     11,200    Nokia OYJ............................................................            163,926
     35,000    Nokia OYJ (ADR)......................................................            506,800
     59,000    Stora Enso OYJ.......................................................            826,829
                                                                                        ---------------
                                                                                              1,497,555
                                                                                        ---------------
               France -- 7.5%
     17,900    BNP Paribas..........................................................            989,970
     12,500    Capital Gemini SA....................................................            496,886
     14,113    Dassault Systemes SA (c).............................................            644,633
     12,700    Renault SA...........................................................            593,888
      5,440    TotalFinaElf SA......................................................            883,246
                                                                                        ---------------
                                                                                              3,608,623
                                                                                        ---------------
               Germany -- 3.3%
     18,600    Bayerische Motoren Werke AG..........................................            766,921
      3,450    Muenchener Rueckversicherungs-Gesellschaft AG........................            816,029
                                                                                        ---------------
                                                                                              1,582,950
                                                                                        ---------------
               Hong Kong -- 0.0%
         40    Sun Hung Kai Properties, Ltd.........................................                304
                                                                                        ---------------
               India -- 1.0%
     26,100    Dr. Reddy's Laboratories, Ltd. (ADR) (c).............................            506,340
                                                                                        ---------------
               Ireland -- 4.3%
    143,100    Anglo Irish Bank Corp., 144A (d).....................................            922,856
     56,400    Bank of Ireland......................................................            702,385
     73,400    Ryanair Holdings PLC (d).............................................            453,062
                                                                                        ---------------
                                                                                              2,078,303
                                                                                        ---------------
               Israel -- 1.2%
     14,300    Amdocs, Ltd. (d)(c)..................................................            107,965
      6,800    Teva Pharmaceutical Industries, Ltd. (ADR) (c).......................            454,104
                                                                                        ---------------
                                                                                                562,069
                                                                                        ---------------
               Italy -- 4.8%
     61,055    Banco Popolare di Verona e Novara Scrl...............................            786,345
     49,950    Eni SpA (c)..........................................................            794,223
    166,500    UniCredito Italiano SpA (c)..........................................            753,114
                                                                                        ---------------
                                                                                              2,333,682
                                                                                        ---------------
               Japan -- 14.2%
     36,700    Bridgestone Corp.....................................................            505,214
     13,000    Canon, Inc...........................................................            491,323
     14,600    Credit Saison Co., Ltd...............................................            346,546
     18,000    Dai Nippon Printing Co., Ltd.........................................            238,929
      8,500    Honda Motor Co., Ltd.................................................            344,652
      6,000    Ito-Yokado Co., Ltd..................................................            300,350
    224,000    Kawasaki Heavy Industries, Ltd.(d)...................................            285,934
      2,000    Keyence Corp.........................................................            423,661
     33,000    Mitsubishi Corp......................................................            238,704
    105,000    Nishimatsu Construction Co., Ltd.(c).................................            326,756
     89,900    Nissan Motor Co., Ltd................................................            622,535
      8,300    Nitto Denko Corp.....................................................            272,143
    506,000    NKK Corp.(d).........................................................            489,705
    103,000    OJI Paper Co., Ltd...................................................            588,645
     16,000    Sega Corp.(d)(c).....................................................            384,449
      7,300    Sony Corp............................................................            385,525
     60,000    Sumitomo Metal Mining Co., Ltd.......................................            271,317
      4,200    Yamada Denki Co., Ltd................................................            367,929
                                                                                        ---------------
                                                                                              6,884,317
                                                                                        ---------------
               Luxembourg -- 0.6%
     20,400    Arcelor(d)...........................................................            289,513
                                                                                        ---------------
               Mexico -- 0.8%
     29,108    America Movil SA de CV (ADR).........................................            390,047
                                                                                        ---------------
               Netherlands -- 2.5%
     14,900    ASML Holding NV(d)...................................................            225,288
     11,200    DSM NV...............................................................            519,762
     17,600    Koninklije (Royal) Philips Electronics NV............................            491,382
                                                                                        ---------------
                                                                                              1,236,432
                                                                                        ---------------
               Portugal -- 1.1%
     76,155    Portugal Telecom SGPS SA.............................................            537,756
                                                                                        ---------------
               Republic of Korea -- 1.5%
      7,490    Kookmin Bank.........................................................            363,604
      1,350    Samsung Electronics Co., Ltd.........................................            369,202
                                                                                        ---------------
                                                                                                732,806
                                                                                        ---------------
               Russia -- 0.3%
      2,000    LUKOIL (ADR)(c)......................................................            131,220
                                                                                        ---------------
               South Africa -- 1.2%
     40,400    Sappi, Ltd...........................................................            568,186
                                                                                        ---------------
               Spain -- 4.0%
     17,545    ACS, Actividades de Construccion y Servicios SA(c)...................            564,875
     62,800    Banco Santander Central Hispano SA...................................            498,651
     33,000    Grupo Ferrovial SA...................................................            899,832
                                                                                        ---------------
                                                                                              1,963,358
                                                                                        ---------------
               Sweden -- 2.5%
     21,700    Atlas Copco AB.......................................................            519,452
     27,600    Autoliv, Inc. (SDR)..................................................            672,698
                                                                                        ---------------
                                                                                              1,192,150
                                                                                        ---------------
               Switzerland -- 8.5%
     11,200    Converium Holding AG (d).............................................            578,720
     14,500    Credit Suisse Group (d)..............................................            460,356
      3,130    Nestle SA............................................................            729,790
     17,300    STMicroelectronics NV................................................            420,910
      5,500    Swiss Reinsurance....................................................            537,712
        800    Synthes-Stratec, Inc.................................................            489,165
     17,700    UBS AG (d)...........................................................            890,203
                                                                                        ---------------
                                                                                              4,106,856
                                                                                        ---------------
               Taiwan -- 0.8%
     28,820    Taiwan Semiconductor Manufacturing Co., Ltd. (ADR) (d)(c)............            374,660
                                                                                        ---------------

                See accompanying notes to financial statements.

Investments as of June 30, 2002 (unaudited)

Shares         Description                                                                 Value (a)
-------------------------------------------------------------------------------------------------------
               United Kingdom -- 22.8%
     87,300    Allied Domecq PLC....................................................    $       572,521
     65,000    Anglo American PLC...................................................          1,080,922
    133,300    BAE Systems PLC......................................................            680,662
     93,000    BHP Billiton PLC.....................................................            506,775
     88,800    BP PLC...............................................................            745,797
     62,600    British Sky Broadcasting PLC (d).....................................            600,180
     98,500    Capita Group PLC.....................................................            468,433
     45,100    Diageo PLC...........................................................            585,696
    198,200    Dixons Group PLC.....................................................            577,778
    170,800    Hilton Group PLC.....................................................            594,230
     45,656    Pearson PLC..........................................................            454,082
     55,900    Reed Elsevier PLC....................................................            531,257
     45,100    Royal Bank of Scotland Group PLC.....................................          1,278,632
    212,400    Tesco PLC............................................................            772,145
    563,271    Vodafone Group PLC...................................................            772,709
    101,600    William Hill PLC.....................................................            410,389
     49,900    WPP Group PLC........................................................            421,373
                                                                                        ---------------
                                                                                             11,053,581
                                                                                        ---------------
               Total Common Stocks
               (Identified Cost $46,447,202)........................................         47,364,740
                                                                                        ---------------

Preferred Stocks -- 0.2%

               Brazil -- 0.2%
  1,936,200    Banco Itau SA........................................................            108,680
                                                                                        ---------------
               Total Preferred Stocks
               (Identified Cost $155,717)...........................................            108,680
                                                                                        ---------------

 Principal
   Amount      Description                                                                 Value (a)
-------------------------------------------------------------------------------------------------------
Short Term Investment -- 1.1%

$   513,850    Repurchase Agreement with Investors Bank & Trust Co. dated
               6/28/02 at 1.25% to be repurchased at $513,904 on 7/01/2002, collateralized by $533,367 Federal Home Loan Mortgage Bond,
               4.51%, due 10/15/2007 valued at $539,543.............................    $       513,850
                                                                                        ---------------
               Total Short Term Investment (Identified Cost $513,850)...............            513,850
                                                                                        ---------------
               Total Investments -- 99.2%
               (Identified Cost $47,116,769) (b)....................................         47,987,270
               Other assets less liabilities........................................            397,707
                                                                                        ---------------
               Total Net Assets -- 100%.............................................    $    48,384,977
                                                                                        ===============
(a)   See Note 2a of Notes to Financial Statements.
(b)   Federal Tax Information:
      At June 30, 2002, the net unrealized appreciation on investments based on cost of $47,116,769 for federal income tax purposes was as follows:
      Aggregate gross unrealized appreciation for all investments in which there
      is an excess of value over tax cost...........................................    $     4,085,487
      Aggregate gross unrealized depreciation for all investments in which there is
      an excess of tax cost over value..............................................         (3,214,986
                                                                                        ---------------
      Net unrealized appreciation...................................................    $       870,501
                                                                                        ===============
      At December 31, 2001, the Fund had a capital loss carryover of approximately $20,761,210 which expires on December 31, 2009. This may be available to offset future realized capital gains, if any, to the extent provided by regulations.
      For the year ended December 31, 2001, the Fund has elected to defer
      $1,504,908 of capital losses attributable to Post-October losses.
(c)   All or a portion of this security was on loan to brokers at June 30, 2002.
(d)   Non-income producing security.
ADR   An American Depositary Receipt (ADR) is a certificate issued by a U.S. bank representing the right to receive securities of the foreign issuer described. The values of ADRs are significantly influenced by trading on exchanges not located in the United States.
SDR   Swedish Depositary Receipt
144A  Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these amounted to $922,856 or 1.9% of net assets.

Industry Holdings at June 30, 2002 (Unaudited)

        Banking                              17.0%
        Oil & Gas                             8.8
        Automotive                            7.2
        Beverages, Food & Tobacco             5.3
        Media - Broadcasting & Publishing     4.1
        Metals                                4.1
        Forest Products & Paper               4.1
        Communications                        4.0
        Insurance                             4.0
        Heavy Construction                    3.7
        Mining                                3.3
        Semiconductors                        2.9
        Electronics                           2.3
        Food Retailers                        2.2
        Entertainment & Leisure               2.1
        Pharmaceuticals                       2.0
        Other, less than 2% each             22.9

                See accompanying notes to financial statements.

                       STATEMENTS OF ASSETS & LIABILITIES

June 30, 2002
(unaudited)


                                                                       Large Cap    Capital Growth   Targeted Equity   Growth and
                                                                      Growth Fund        Fund              Fund        Income Fund
                                                                     ------------   -------------   ---------------   -------------
ASSETS
  Investments at cost .............................................  $ 41,325,236   $ 124,000,052   $   858,712,419   $ 291,807,232
  Net unrealized appreciation (depreciation) ......................    (6,245,045)    (23,823,988)      110,983,405      (5,984,001)
                                                                     ------------   -------------   ---------------   -------------
    Investments at value ..........................................    35,080,191     100,176,064       969,695,824     285,823,231
  Foreign cash at value (identified cost $279,294) ................            --              --                --              --
  Investments held as collateral for loaned securities ............     4,190,200       7,435,100                --              --
  Receivable for Fund shares sold .................................         7,568          13,660            42,767         111,763
  Receivable for securities sold ..................................            --       1,271,769        16,374,648              --
  Dividends and interest receivable ...............................        20,048          88,121           165,334         591,104
  Tax reclaims receivable .........................................            --              --                --              --
  Receivable from investment adviser ..............................        23,545              --                --              --
  Securities lending income receivable ............................         2,996           8,269                --              --
  Unamortized organization expense ................................            --              --                --              --
  Other assets ....................................................        16,222              --                --              --
                                                                     ------------   -------------   ---------------   -------------
    TOTAL ASSETS ..................................................    39,340,770     108,992,983       986,278,573     286,526,098
                                                                     ------------   -------------   ---------------   -------------
LIABILITIES
  Collateral on securities loaned, at value .......................     4,190,200       7,435,100                --              --
  Payable for securities purchased ................................            --         256,274        13,407,417              --
  Payable for Fund shares redeemed ................................       141,346         322,660         1,258,524       4,666,744
  Payable to custodian bank .......................................            --              --                --              --
  Management fees payable .........................................            --          65,442           559,364         166,233
  Deferred Trustees' fees .........................................         1,599          47,872           254,077          55,547
  Transfer agent fees payable .....................................        44,000          46,167           403,039         103,018
  Accounting and administrative fees payable ......................         6,139           4,927            42,868          13,037
  Other accounts payable and accrued expenses .....................        34,749          15,811           151,813           2,495
                                                                     ------------   -------------   ---------------   -------------
    TOTAL LIABILITIES .............................................     4,418,033       8,194,253        16,077,102       5,007,074
                                                                     ------------   -------------   ---------------   -------------
NET ASSETS ........................................................  $ 34,922,737   $ 100,798,730   $   970,201,471   $ 281,519,024
                                                                     ============   =============   ===============   =============
NET ASSETS CONSIST OF:
  Paid in capital .................................................  $ 79,379,648   $ 164,422,735   $ 1,127,169,495   $ 394,611,695
  Undistributed (overdistributed) net investment income ...........      (206,998)       (713,845)       (5,063,989)       (421,728)
  Accumulated net realized gain (loss) on investments .............   (38,004,868)    (39,086,172)     (262,887,440)   (106,686,942)
  Net unrealized appreciation (depreciation) of
    investments and foreign currency transactions .................    (6,245,045)    (23,823,988)      110,983,405      (5,984,001)
                                                                     ------------   -------------   ---------------   -------------
NET ASSETS ........................................................  $ 34,922,737   $ 100,798,730   $   970,201,471   $ 281,519,024
                                                                     ============   =============   ===============   =============
COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
  Class A shares:
    Net assets ....................................................  $ 16,238,238   $  76,334,654   $   890,134,862   $ 167,649,592
                                                                     ============   =============   ===============   =============
    Shares of beneficial interest .................................     1,575,282       7,605,393       118,708,343      15,722,041
                                                                     ============   =============   ===============   =============
    Net asset value and redemption price per share ................  $      10.31   $       10.04   $          7.50   $       10.66
                                                                     ============   =============   ===============   =============
    Offering price per share ......................................  $      10.94   $       10.65   $          7.96   $       11.31
                                                                     ============   =============   ===============   =============
  Class B shares: (redemption price is equal to net asset
    value less any applicable contingent deferred sales charges)
    Net assets ....................................................  $ 16,075,024   $  23,149,159   $    68,661,477   $  93,611,125
                                                                     ============   =============   ===============   =============
    Shares of beneficial interest .................................     1,587,171       2,604,697         9,608,243       9,129,826
                                                                     ============   =============   ===============   =============
    Net asset value and offering price per share ..................  $      10.13   $        8.89   $          7.15   $       10.25
                                                                     ============   =============   ===============   =============
  Class C shares: (redemption price is equal to net asset
    value less any applicable contingent deferred sales charges)
    Net assets ....................................................  $  1,748,364   $   1,314,917   $     3,808,661   $   7,944,175
                                                                     ============   =============   ===============   =============
    Shares of beneficial interest .................................       172,621         148,074           532,778         775,772
                                                                     ============   =============   ===============   =============
    Net asset value per share .....................................  $      10.13   $        8.88   $          7.15   $       10.24
                                                                     ============   =============   ===============   =============
    Offering price per share ......................................  $      10.23   $        8.97   $          7.22   $       10.34
                                                                     ============   =============   ===============   =============
Class Y shares:
    Net assets ....................................................  $    861,111   $          --   $     7,596,471   $  12,314,132
                                                                     ============   =============   ===============   =============
    Shares of beneficial interest .................................        82,743              --         1,004,821       1,137,348
                                                                     ============   =============   ===============   =============
    Net asset value, offering and redemption price per share ......  $      10.41   $          --   $          7.56   $       10.83
                                                                     ============   =============   ===============   =============

                                                                                     Jurika & Voyles
                                                                        Balanced      Relative Value     Large Cap        Mid Cap
                                                                          Fund             Fund         Value Fund     Growth Fund
                                                                      -------------    ------------    ------------    ------------
ASSETS
  Investments at cost .............................................   $ 130,655,276    $ 24,502,089    $ 19,615,918    $  8,065,441
  Net unrealized appreciation (depreciation) ......................      (6,926,051)     (1,980,497)       (778,916)       (213,889)
                                                                      -------------    ------------    ------------    ------------
    Investments at value ..........................................     123,729,225      22,521,592      18,837,002       7,851,552
  Foreign cash at value (identified cost $279,294) ................              --              --              --              --
  Investments held as collateral for loaned securities ............      14,908,414       2,210,352         588,000       2,216,050
  Receivable for Fund shares sold .................................          31,887           8,938          22,054           7,372
  Receivable for securities sold ..................................       3,268,813       1,471,292          81,358         281,761
  Dividends and interest receivable ...............................         677,009          14,165          22,252              --
  Tax reclaims receivable .........................................             248             153              --              --
  Receivable from investment adviser ..............................              --              --             297          39,753
  Securities lending income receivable ............................          16,993           3,804             322           1,787
  Unamortized organization expense ................................              --              --              --              --
  Other assets ....................................................              --          36,474              --              --
                                                                      -------------    ------------    ------------    ------------
    TOTAL ASSETS ..................................................     142,632,589      26,266,770      19,551,285      10,398,275
                                                                      -------------    ------------    ------------    ------------
LIABILITIES
  Collateral on securities loaned, at value .......................      14,908,414       2,210,352         588,000       2,216,050
  Payable for securities purchased ................................         873,240         581,414              --         232,163
  Payable for Fund shares redeemed ................................         370,390           2,354           9,229          14,751
  Payable to custodian bank .......................................              --              --              --              --
  Management fees payable .........................................          87,052              --              --              --
  Deferred Trustees' fees .........................................          85,170           1,430           9,843           3,528
  Transfer agent fees payable .....................................          38,877           9,698           7,828          11,600
  Accounting and administrative fees payable ......................           5,941           6,139           1,219           6,139
  Other accounts payable and accrued expenses .....................          40,585          20,017          33,797          27,297
                                                                      -------------    ------------    ------------    ------------
    TOTAL LIABILITIES .............................................      16,409,669       2,831,404         649,916       2,511,528
                                                                      -------------    ------------    ------------    ------------
NET ASSETS ........................................................   $ 126,222,920    $ 23,435,366    $ 18,901,369    $  7,886,747
                                                                      =============    ============    ============    ============
NET ASSETS CONSIST OF:
  Paid in capital .................................................   $ 166,517,005    $ 26,076,915    $ 20,852,580    $ 12,482,802
  Undistributed (overdistributed) net investment income ...........         (90,715)        (39,101)        (24,146)        (97,435)
  Accumulated net realized gain (loss) on investments .............     (33,277,319)       (621,951)     (1,148,149)     (4,284,731)
  Net unrealized appreciation (depreciation) of
    investments and foreign currency transactions .................      (6,926,051)     (1,980,497)       (778,916)       (213,889)
                                                                      -------------    ------------    ------------    ------------
NET ASSETS ........................................................   $ 126,222,920    $ 23,435,366    $ 18,901,369    $  7,886,747
                                                                      =============    ============    ============    ============
COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
  Class A shares:
    Net assets ....................................................   $  65,212,389    $  1,075,461    $  8,896,262    $  3,439,554
                                                                      =============    ============    ============    ============
    Shares of beneficial interest .................................       7,307,597          90,894         552,712         559,301
                                                                      =============    ============    ============    ============
    Net asset value and redemption price per share ................   $        8.92    $      11.83    $      16.10    $       6.15
                                                                      =============    ============    ============    ============
    Offering price per share ......................................   $        9.46    $      12.55    $      17.08    $       6.53
                                                                      =============    ============    ============    ============
  Class B shares: (redemption price is equal to net asset
    value less any applicable contingent deferred sales charges)
    Net assets ....................................................   $  21,595,759    $     91,163    $  9,172,094    $  3,602,808
                                                                      =============    ============    ============    ============
    Shares of beneficial interest .................................       2,413,744           7,721         576,525         591,430
                                                                      =============    ============    ============    ============
    Net asset value and offering price per share ..................   $        8.95    $      11.81    $      15.91    $       6.09
                                                                      =============    ============    ============    ============
  Class C shares: (redemption price is equal to net asset
    value less any applicable contingent deferred sales charges)
    Net assets ....................................................   $   1,271,541    $     22,810    $    833,013    $    844,385
                                                                      =============    ============    ============    ============
    Shares of beneficial interest .................................         142,780           1,933          52,330         138,587
                                                                      =============    ============    ============    ============
    Net asset value per share .....................................   $        8.91    $      11.80    $      15.92    $       6.09
                                                                      =============    ============    ============    ============
    Offering price per share ......................................   $        9.00    $      11.92    $      16.08    $       6.15
                                                                      =============    ============    ============    ============
Class Y shares:
    Net assets ....................................................   $  38,143,231    $ 22,245,932    $         --    $         --
                                                                      =============    ============    ============    ============
    Shares of beneficial interest .................................       4,322,577       1,878,618              --              --
                                                                      =============    ============    ============    ============
    Net asset value, offering and redemption price per share ......   $        8.82    $      11.84    $         --    $         --
                                                                      =============    ============    ============    ============

                                                                                     Jurika & Voyles
                                                                         Select         Small Cap      International
                                                                          Fund         Growth Fund      Equity Fund
                                                                      -------------    ------------    ------------
ASSETS
  Investments at cost .............................................   $ 260,535,619    $ 24,751,213    $ 47,116,769
  Net unrealized appreciation (depreciation) ......................     (12,316,778)     (5,508,284)        870,501
                                                                      -------------    ------------    ------------
    Investments at value ..........................................     248,218,841      19,242,929      47,987,270
  Foreign cash at value (identified cost $279,294) ................              --              --         284,569
  Investments held as collateral for loaned securities ............      14,686,699       5,270,506       5,733,421
  Receivable for Fund shares sold .................................       2,631,506           2,082         326,499
  Receivable for securities sold ..................................              --         675,467         240,691
  Dividends and interest receivable ...............................         328,693           3,798         149,640
  Tax reclaims receivable .........................................              --              --          35,901
  Receivable from investment adviser ..............................              --              --              --
  Securities lending income receivable ............................          25,403           5,633           7,118
  Unamortized organization expense ................................              --           1,748              --
  Other assets ....................................................              --           7,227              --
                                                                      -------------    ------------    ------------
    TOTAL ASSETS ..................................................     265,891,142      25,209,390      54,765,109
                                                                      -------------    ------------    ------------
LIABILITIES
  Collateral on securities loaned, at value .......................      14,686,699       5,270,506       5,733,421
  Payable for securities purchased ................................       1,676,525         250,224           6,608
  Payable for Fund shares redeemed ................................         627,374          33,201         507,152
  Payable to custodian bank .......................................              --         147,802              --
  Management fees payable .........................................         575,325          28,200          36,394
  Deferred Trustees' fees .........................................           6,912           9,047          34,953
  Transfer agent fees payable .....................................          69,476          10,831          20,024
  Accounting and administrative fees payable ......................          11,114           1,245           2,490
  Other accounts payable and accrued expenses .....................          45,062          33,098          39,090
                                                                      -------------    ------------    ------------
    TOTAL LIABILITIES .............................................      17,698,487       5,784,154       6,380,132
                                                                      -------------    ------------    ------------
NET ASSETS ........................................................   $ 248,192,655    $ 19,425,236    $ 48,384,977
                                                                      =============    ============    ============
NET ASSETS CONSIST OF:
  Paid in capital .................................................   $ 264,302,965    $ 38,652,139    $ 73,875,223
  Undistributed (overdistributed) net investment income ...........        (927,686)       (191,209)       (195,043)
  Accumulated net realized gain (loss) on investments .............      (2,865,846)    (13,527,410)    (26,172,456)
  Net unrealized appreciation (depreciation) of
    investments and foreign currency transactions .................     (12,316,778)     (5,508,284)        877,253
                                                                      -------------    ------------    ------------
NET ASSETS ........................................................   $ 248,192,655    $ 19,425,236    $ 48,384,977
                                                                      =============    ============    ============
COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
  Class A shares:
    Net assets ....................................................   $  70,961,210    $  4,465,122    $ 29,479,708
                                                                      =============    ============    ============
    Shares of beneficial interest .................................       7,039,615         466,974       2,453,502
                                                                      =============    ============    ============
    Net asset value and redemption price per share ................   $       10.08    $       9.56    $      12.02
                                                                      =============    ============    ============
    Offering price per share ......................................   $       10.69    $      10.14    $      12.75
                                                                      =============    ============    ============
  Class B shares: (redemption price is equal to net asset
    value less any applicable contingent deferred sales charges)
    Net assets ....................................................   $  93,435,730    $  4,757,850    $ 13,307,903
                                                                      =============    ============    ============
    Shares of beneficial interest .................................       9,358,002         499,734       1,164,046
                                                                      =============    ============    ============
    Net asset value and offering price per share ..................   $        9.98    $       9.52    $      11.43
                                                                      =============    ============    ============
  Class C shares: (redemption price is equal to net asset
    value less any applicable contingent deferred sales charges)
    Net assets ....................................................   $  83,795,715    $    481,244    $  1,619,547
                                                                      =============    ============    ============
    Shares of beneficial interest .................................       8,391,772          50,534         142,073
                                                                      =============    ============    ============
    Net asset value per share .....................................   $        9.99    $       9.52    $      11.40
                                                                      =============    ============    ============
    Offering price per share ......................................   $       10.09    $       9.62    $      11.52
                                                                      =============    ============    ============
Class Y shares:
    Net assets ....................................................   $          --    $  9,721,020    $  3,977,819
                                                                      =============    ============    ============
    Shares of beneficial interest .................................              --       1,014,373         319,846
                                                                      =============    ============    ============
    Net asset value, offering and redemption price per share ......   $          --    $       9.58    $      12.44
                                                                      =============    ============    ============

                 See accompanying notes to financial statements.


                                                                         44 & 45

                            STATEMENTS OF OPERATIONS

For the Six Months Ended June 30, 2002
(unaudited)

                                                         Large Cap    Capital Growth  Targeted Equity  Growth and
                                                        Growth Fund        Fund            Fund        Income Fund
                                                        ------------   ------------   ---------------  -----------
INVESTMENT INCOME
  Dividends ..........................................  $    190,993   $    433,407   $  2,527,131     $  2,334,911
  Interest ...........................................         3,497          9,057         33,983           14,723
  Securities lending income ..........................        11,089         12,889             --               --
  Less net foreign taxes withheld ....................        (2,661)            --             --           (7,382)
                                                        ------------   ------------   ------------     ------------
                                                             202,918        455,353      2,561,114        2,342,252
                                                        ------------   ------------   ------------     ------------
  Expenses
    Management fees ..................................       209,699        457,957      3,578,809        1,108,714
    Service fees - Class A ...........................        28,476        113,409      1,201,257          242,803
    Service and distribution fees - Class B ..........       101,959        149,202        372,223          545,217
    Service and distribution fees - Class C ..........        11,981          7,721         20,206           46,848
    Trustees' fees and expenses ......................         4,866          6,785         31,776           12,293
    Accounting and administrative ....................        35,098         30,787        261,943           81,572
    Custodian ........................................        27,069         37,243         92,971           47,166
    Transfer agent fees - Class A, Class B, Class C ..       138,561        255,916      1,864,265          570,658
    Transfer agent fees - Class Y ....................           515             --          4,139            6,614
    Audit and tax services ...........................        12,905         14,646         18,169           15,051
    Legal ............................................         1,605          1,905         35,520            3,899
    Printing .........................................        14,494         10,360         89,976           47,901
    Registration .....................................        44,718         19,029         36,394           29,589
    Amortization of organizational expenses ..........            --             --             --               --
    Miscellaneous ....................................           691          1,922         90,332           10,565
                                                        ------------   ------------   ------------     ------------
  Total expenses before reductions ...................       632,637      1,106,882      7,697,980        2,768,890
                                                        ------------   ------------   ------------     ------------
    Less reimbursement/waiver ........................      (222,270)            --             --               --
    Less reductions ..................................          (451)       (19,155)      (330,834)         (61,059)
                                                        ------------   ------------   ------------     ------------
  Net expenses .......................................       409,916      1,087,727      7,367,146        2,707,831
                                                        ------------   ------------   ------------     ------------
  Net investment income (loss) .......................      (206,998)      (632,374)    (4,806,032)        (365,579)
                                                        ------------   ------------   ------------     ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
  Realized loss on:
    Investments - net ................................    (6,868,305)    (7,159,399)   (72,089,967)     (14,281,465)
    Foreign currency transactions - net ..............            --             --             --               --
  Change in unrealized appreciation (depreciation) of:
    Investments - net ................................    (6,235,077)   (12,151,207)    35,374,496      (16,861,512)
    Foreign currency transactions - net ..............            --             --             --               --
                                                        ------------   ------------   ------------     ------------
  Net realized and unrealized loss on investments and
   foreign currency transactions .....................   (13,103,382)   (19,310,606)   (36,715,471)     (31,142,977)
                                                        ------------   ------------   ------------     ------------
  NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS  $(13,310,380)  $(19,942,980)  $(41,521,503)    $(31,508,556)
                                                        ============   ============   ============     ============

                                                                    Jurika & Voyles
                                                         Balanced    Relative Value  Large Cap      Mid Cap
                                                           Fund          Fund        Value Fund   Growth Fund
                                                        -----------   -----------   -----------   -----------
INVESTMENT INCOME
  Dividends ..........................................  $   318,343   $   117,419   $   178,257   $     1,336
  Interest ...........................................    1,567,422         5,890         2,491         2,485
  Securities lending income ..........................        1,989           306         1,838         1,486
  Less net foreign taxes withheld ....................         (795)         (387)       (1,818)           --
                                                        -----------   -----------   -----------   -----------
                                                          1,886,959       123,228       180,768         5,307
                                                        -----------   -----------   -----------   -----------
  Expenses
    Management fees ..................................      524,662       109,379        71,990        44,515
    Service fees - Class A ...........................       88,774         1,288        12,311         5,480
    Service and distribution fees - Class B ..........      126,687           163        49,260        20,230
    Service and distribution fees - Class C ..........        6,731            69         4,336         4,707
    Trustees' fees and expenses ......................        6,153         3,966         4,110         3,836
    Accounting and administrative ....................       35,393        35,098         5,531        32,042
    Custodian ........................................       61,570        22,049        31,094        31,429
    Transfer agent fees - Class A, Class B, Class C ..      196,212        34,907        46,607        43,475
    Transfer agent fees - Class Y ....................       21,103        12,326            --            --
    Audit and tax services ...........................       17,709        12,874        12,865        12,843
    Legal ............................................        3,099           919           100           200
    Printing .........................................       26,523         2,955           500           500
    Registration .....................................       20,629        39,257        23,025        12,588
    Amortization of organizational expenses ..........           --            --            --            --
    Miscellaneous ....................................        2,100           177         1,014           634
                                                        -----------   -----------   -----------   -----------
  Total expenses before reductions ...................    1,137,345       275,427       262,743       212,479
                                                        -----------   -----------   -----------   -----------
    Less reimbursement/waiver ........................      (21,103)     (113,098)      (68,284)     (114,118)
    Less reductions ..................................      (16,824)           --          (200)       (1,767)
                                                        -----------   -----------   -----------   -----------
  Net expenses .......................................    1,099,418       162,329       194,259        96,594
                                                        -----------   -----------   -----------   -----------
  Net investment income (loss) .......................      787,541       (39,101)      (13,491)      (91,287)
                                                        -----------   -----------   -----------   -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
  Realized loss on:
    Investments - net ................................   (1,854,492)     (331,726)     (894,651)   (1,605,552)
    Foreign currency transactions - net ..............           --            --            --            --
  Change in unrealized appreciation (depreciation) of:
    Investments - net ................................   (7,360,541)   (1,931,721)   (1,149,388)     (959,565)
    Foreign currency transactions - net ..............           --            --            --            --
                                                        -----------   -----------   -----------   -----------
  Net realized and unrealized loss on investments and
   foreign currency transactions .....................   (9,215,033)   (2,263,447)   (2,044,039)   (2,565,117)
                                                        -----------   -----------   -----------   -----------
  NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS  $(8,427,492)  $(2,302,548)  $(2,057,530)  $(2,656,404)
                                                        ===========   ===========   ===========   ===========

                                                                    Jurika & Voyles
                                                           Select       Small Cap    International
                                                            Fund       Growth Fund   Equity Fund
                                                        ------------   -----------   -----------
INVESTMENT INCOME
  Dividends ..........................................  $  1,222,637   $    24,791   $   565,646
  Interest ...........................................       139,579         3,510         5,513
  Securities lending income ..........................        14,967        14,931        16,324
  Less net foreign taxes withheld ....................            --            --       (64,432)
                                                        ------------   -----------   -----------
                                                           1,377,183        43,232       523,051
                                                        ------------   -----------   -----------

  Expenses
    Management fees ..................................     1,021,260       119,843       247,997
    Service fees - Class A ...........................        75,562         7,026        39,923
    Service and distribution fees - Class B ..........       408,261        30,695        76,342
    Service and distribution fees - Class C ..........       310,751         3,002         9,388
    Trustees' fees and expenses ......................         6,455         4,269         4,924
    Accounting and administrative ....................        42,322         6,732        14,097
    Custodian ........................................        38,544        35,264        81,586
    Transfer agent fees - Class A, Class B, Class C ..       304,668        45,863        92,474
    Transfer agent fees - Class Y ....................            --         6,435        18,030
    Audit and tax services ...........................        13,994        13,920        21,526
    Legal ............................................         5,018         1,475           118
    Printing .........................................        27,175        12,482         1,938
    Registration .....................................        40,829        24,580        20,549
    Amortization of organizational expenses ..........            --         2,071            --
    Miscellaneous ....................................         3,238           956         6,262
                                                        ------------   -----------   -----------
  Total expenses before reductions ...................     2,298,077       314,613       635,154
                                                        ------------   -----------   -----------
    Less reimbursement/waiver ........................       (22,678)      (84,629)           --
    Less reductions ..................................       (14,763)           --            --
                                                        ------------   -----------   -----------

  Net expenses .......................................     2,260,636       229,984       635,154
                                                        ------------   -----------   -----------

  Net investment income (loss) .......................      (883,453)     (186,752)     (112,103)
                                                        ------------   -----------   -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
  Realized loss on:
    Investments - net ................................    (1,385,766)   (2,600,790)   (3,343,775)
    Foreign currency transactions - net ..............            --            --       (38,043)
  Change in unrealized appreciation (depreciation) of:
    Investments - net ................................   (18,258,369)   (4,936,414)      430,055
    Foreign currency transactions - net ..............            --            --         5,318
                                                        ------------   -----------   -----------
  Net realized and unrealized loss on investments and
   foreign currency transactions .....................   (19,644,135)   (7,537,204)   (2,946,445)
                                                        ------------   -----------   -----------
  NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS  $(20,527,588)  $(7,723,956)  $(3,058,548)
                                                        ============   ===========   ===========

                See accompanying notes to financial statements.


                                                                         46 & 47

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                    Large Cap Growth
                                                                                                          Fund
                                                                                       --------------------------------------------
                                                                                                    For the period
                                                                                        Six Months  October 1, 2001
                                                                                          Ended         through        Year Ended
                                                                                      June 30, 2002   December 31,    September 30,
                                                                                       (unaudited)      2001 (1)         2001 (1)
                                                                                       ------------   ------------    -------------
FROM OPERATIONS:
  Net investment income (loss) ......................................................  $   (206,998)  $   (133,421)   $    (547,980)
  Net realized gain (loss) on investments and foreign currency transactions .........    (6,868,305)    (4,260,358)     (19,628,575)
  Net change in unrealized appreciation (depreciation) of investments
    and foreign currency transactions ...............................................    (6,235,077)    10,670,520      (23,534,168)
                                                                                       ------------   ------------    -------------
  Increase (decrease) in net assets resulting from operations .......................   (13,310,380)     6,276,741      (43,710,723)
                                                                                       ------------   ------------    -------------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
  Net investment income
    Class A .........................................................................            --             --               --
    Class B .........................................................................            --             --               --
    Class C .........................................................................            --             --               --
    Class Y .........................................................................            --             --               --
  Short-Term capital gain
    Class A .........................................................................            --             --       (6,637,774)
    Class B .........................................................................            --             --       (2,464,991)
    Class C .........................................................................            --             --         (432,053)
    Class Y .........................................................................            --             --         (106,463)
  Long-term capital gain
    Class A .........................................................................            --             --               --
    Class B .........................................................................            --             --               --
    Class C .........................................................................            --             --               --
    Class Y .........................................................................            --             --               --
                                                                                       ------------   ------------    -------------
                                                                                                 --             --       (9,641,281)
                                                                                       ------------   ------------    -------------
INCREASE (DECREASE) IN NET ASSETS DERIVED FROM
  CAPITAL SHARE TRANSACTIONS ........................................................    (7,929,512)    (5,263,049)     (38,558,890)
                                                                                       ------------   ------------    -------------
  Total increase (decrease) in net assets ...........................................   (21,239,892)     1,013,692      (91,910,894)
NET ASSETS
  Beginning of period ...............................................................    56,162,629     55,148,937      147,059,831
                                                                                       ------------   ------------    -------------
  End of period .....................................................................  $ 34,922,737   $ 56,162,629    $  55,148,937
                                                                                       ============   ============    =============
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME ...............................  $   (206,998)  $         --    $     (14,411)
                                                                                       ============   ============    =============

                                                                                               Capital Growth
                                                                                                    Fund
                                                                                        -----------------------------
                                                                                         Six Months
                                                                                            Ended         Year Ended
                                                                                        June 30, 2002    December 31,
                                                                                         (unaudited)        2001
                                                                                        -------------   -------------
FROM OPERATIONS:
  Net investment income (loss) ......................................................   $    (632,374)  $  (1,938,082)
  Net realized gain (loss) on investments and foreign currency transactions .........      (7,159,399)    (29,195,372)
  Net change in unrealized appreciation (depreciation) of investments
    and foreign currency transactions ...............................................     (12,151,207)     (8,639,961)
                                                                                        -------------   -------------
  Increase (decrease) in net assets resulting from operations .......................     (19,942,980)    (39,773,415)
                                                                                        -------------   -------------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
  Net investment income
    Class A .........................................................................              --              --
    Class B .........................................................................              --              --
    Class C .........................................................................              --              --
    Class Y .........................................................................              --              --
  Short-Term capital gain
    Class A .........................................................................              --        (281,476)
    Class B .........................................................................              --        (113,682)
    Class C .........................................................................              --          (5,301)
    Class Y .........................................................................              --              --
  Long-term capital gain
    Class A .........................................................................              --              --
    Class B .........................................................................              --              --
    Class C .........................................................................              --              --
    Class Y .........................................................................              --              --
                                                                                        -------------   -------------
                                                                                                   --        (400,459)
                                                                                        -------------   -------------
INCREASE (DECREASE) IN NET ASSETS DERIVED FROM
  CAPITAL SHARE TRANSACTIONS ........................................................     (14,824,113)    (27,056,007)
                                                                                        -------------   -------------
  Total increase (decrease) in net assets ...........................................     (34,767,093)    (67,229,881)
NET ASSETS
  Beginning of period ...............................................................     135,565,823     202,795,704
                                                                                        -------------   -------------
  End of period .....................................................................   $ 100,798,730   $ 135,565,823
                                                                                        =============   =============
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME ...............................   $    (713,845)  $     (81,471)
                                                                                        =============   =============


                                                                                         Targeted Equity               Growth and
                                                                                               Fund                    Income Fund
                                                                                   -------------------------------    --------------
                                                                                    Six Months                          Six Months
                                                                                       Ended          Year Ended          Ended
                                                                                   June 30, 2002      December 31,    June 30, 2002
                                                                                    (unaudited)           2001         (unaudited)
                                                                                  ---------------   ---------------   -------------
FROM OPERATIONS:
  Net investment income (loss) .................................................  $    (4,806,032)  $    (5,293,911)  $    (365,579)
  Net realized gain (loss) on investments and foreign currency transactions ....      (72,089,967)     (117,503,746)    (14,281,465)
  Net change in unrealized appreciation (depreciation) of investments
    and foreign currency transactions ..........................................       35,374,496      (127,041,857)    (16,861,512)
                                                                                  ---------------   ---------------   -------------
  Increase (decrease) in net assets resulting from operations ..................      (41,521,503)     (249,839,514)    (31,508,556)
                                                                                  ---------------   ---------------   -------------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
  Net investment income
    Class A ....................................................................               --        (4,807,922)             --
    Class B ....................................................................               --          (386,970)             --
    Class C ....................................................................               --           (19,590)             --
    Class Y ....................................................................               --           (40,392)             --
  Short-Term capital gain
    Class A ....................................................................               --                --              --
    Class B ....................................................................               --                --              --
    Class C ....................................................................               --                --              --
    Class Y ....................................................................               --                --              --
  Long-term capital gain
    Class A ....................................................................               --                --              --
    Class B ....................................................................               --                --              --
    Class C ....................................................................               --                --              --
    Class Y ....................................................................               --                --              --

                                                                                               --        (5,254,874)             --
                                                                                  ---------------   ---------------   -------------
INCREASE (DECREASE) IN NET ASSETS DERIVED FROM
  CAPITAL SHARE TRANSACTIONS ...................................................      (92,127,915)     (180,783,920)    (40,942,295)
                                                                                  ---------------   ---------------   -------------
  Total increase (decrease) in net assets ......................................     (133,649,418)     (435,878,308)    (72,450,851)
NET ASSETS
  Beginning of period ..........................................................    1,103,850,889     1,539,729,197     353,969,875
                                                                                  ---------------   ---------------   -------------
  End of period ................................................................  $   970,201,471   $ 1,103,850,889   $ 281,519,024
                                                                                  ===============   ===============   =============
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME ..........................  $    (5,063,989)  $      (257,957)  $    (421,728)
                                                                                  ===============   ===============   =============

                                                                               Growth and Income             Balanced
                                                                                     Fund                      Fund
                                                                               -----------------  ------------------------------
                                                                                                   Six Months
                                                                                    Year Ended        Ended        Year Ended
                                                                                   December 31,   June 30, 2002    December 31,
                                                                                       2001        (unaudited)         2001
                                                                                  -------------   -------------   -------------
FROM OPERATIONS:
  Net investment income (loss) .................................................  $  (1,284,212)  $     787,541   $   2,028,044
  Net realized gain (loss) on investments and foreign currency transactions ....    (63,368,674)     (1,854,492)    (10,723,157)
  Net change in unrealized appreciation (depreciation) of investments
    and foreign currency transactions ..........................................     (4,879,802)     (7,360,541)     (5,725,622)
                                                                                  -------------   -------------   -------------
  Increase (decrease) in net assets resulting from operations ..................    (69,532,688)     (8,427,492)    (14,420,735)
                                                                                  -------------   -------------   -------------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
  Net investment income
    Class A ....................................................................             --        (392,378)     (1,372,986)
    Class B ....................................................................             --         (37,340)       (185,032)
    Class C ....................................................................             --          (2,062)         (9,369)
    Class Y ....................................................................             --        (362,483)       (713,204)
  Short-Term capital gain
    Class A ....................................................................             --              --              --
    Class B ....................................................................             --              --              --
    Class C ....................................................................             --              --              --
    Class Y ....................................................................             --              --              --
  Long-term capital gain
    Class A ....................................................................             --              --              --
    Class B ....................................................................             --              --              --
    Class C ....................................................................             --              --              --
    Class Y ....................................................................             --              --              --
                                                                                  -------------   -------------   -------------
                                                                                             --        (794,263)     (2,280,591)
                                                                                  -------------   -------------   -------------

INCREASE (DECREASE) IN NET ASSETS DERIVED FROM
  CAPITAL SHARE TRANSACTIONS ...................................................    (62,483,375)    (14,261,022)     (4,896,033)
                                                                                  -------------   -------------   -------------

  Total increase (decrease) in net assets ......................................   (132,016,063)    (23,482,777)    (21,597,359)
NET ASSETS
  Beginning of period ..........................................................    485,985,938     149,705,697     171,303,056
                                                                                  -------------   -------------   -------------
  End of period ................................................................  $ 353,969,875   $ 126,222,920   $ 149,705,697
                                                                                  =============   =============   =============
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME ..........................  $     (56,149)  $     (90,715)  $     (83,993)
                                                                                  =============   =============   =============

                                                                                               Jurika & Voyles
                                                                                                Relative Value
                                                                                                    Fund
                                                                                  ---------------------------------------------
                                                                                                For the period
                                                                                   Six Months     July 1, 2001
                                                                                      Ended         through         Year Ended
                                                                                  June 30, 2002   December 31,       June 30,
                                                                                   (unaudited)      2001 (2)           2001 (2)
                                                                                  ------------   ------------      ------------
FROM OPERATIONS:
  Net investment income (loss) .................................................  $    (39,101)  $    (26,991)     $    (54,726)
  Net realized gain (loss) on investments and foreign currency transactions ....      (331,726)       585,808         3,092,815
  Net change in unrealized appreciation (depreciation) of investments
  and foreign currency transactions ............................................    (1,931,721)    (1,803,428)       (1,509,676)
                                                                                  ------------   ------------      ------------
  Increase (decrease) in net assets resulting from operations ..................    (2,302,548)    (1,244,611)        1,528,413
                                                                                  ------------   ------------      ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
  Net investment income
    Class A ....................................................................            --             --                --
    Class B ....................................................................            --             --                --
    Class C ....................................................................            --             --                --
    Class Y ....................................................................            --             --                --
  Short-Term capital gain
    Class A ....................................................................            --        (33,244)               --
    Class B ....................................................................            --             (1)               --
    Class C ....................................................................            --             (1)               --
    Class Y ....................................................................            --       (673,333)       (2,360,046)
  Long-term capital gain
    Class A ....................................................................            --       (122,465)               --
    Class B ....................................................................            --             (1)               --
    Class C ....................................................................            --             (1)               --
    Class Y ....................................................................            --     (2,480,458)       (1,661,038)
                                                                                  ------------   ------------      ------------
                                                                                            --     (3,309,504)       (4,021,084)
                                                                                  ------------   ------------      ------------
INCREASE (DECREASE) IN NET ASSETS DERIVED FROM
  CAPITAL SHARE TRANSACTIONS ...................................................    (1,572,731)     2,777,668         2,024,688
                                                                                  ------------   ------------      ------------
  Total increase (decrease) in net assets ......................................    (3,875,279)    (1,776,447)         (467,983)
NET ASSETS
  Beginning of period ..........................................................    27,310,645     29,087,092        29,555,075
                                                                                  ------------   ------------      ------------
  End of period ................................................................  $ 23,435,366   $ 27,310,645      $ 29,087,092
                                                                                  ============   ============      ============
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME ..........................  $    (39,101)  $         --      $      1,073
                                                                                  ============   ============      ============

(1) Financial information for Kobrick Growth Fund which was reorganized into CDC Nvest Large Cap Growth Fund on November 16, 2001.

(2) Financial information for Jurika & Voyles Value+Growth Fund which was reorganized into CDC Nvest Jurika & Voyles Relative Value Fund on November 30, 2001.

                See accompanying notes to financial statements.


                                                                         48 & 49

                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                                 Large Cap Value              Mid Cap Growth
                                                                                      Fund                        Fund
                                                                           ---------------------------   ---------------------------
                                                                                                                     For the period
                                                                             Six Months                  Six Months   March 15, 2001
                                                                               Ended      Year Ended        Ended         through
                                                                           June 30, 2002  December 31,  June 30, 2002   December 31,
                                                                             (unaudited)      2001       (unaudited)      2001 (1)
                                                                            ------------  ------------  ------------   ------------
FROM OPERATIONS:
  Net investment income (loss) ............................................ $    (13,491) $     21,066  $    (91,287)  $    (88,643)
  Net realized gain (loss) on investments and foreign currency transactions     (894,651)      644,900    (1,605,552)    (2,679,179)
  Net change in unrealized appreciation (depreciation) of investments and
    foreign currency transactions .........................................   (1,149,388)   (1,375,821)     (959,565)       745,676
                                                                            ------------  ------------  ------------   ------------
  Increase (decrease) in net assets resulting from operations .............   (2,057,530)     (709,855)   (2,656,404)    (2,022,146)
                                                                            ------------  ------------  ------------   ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income
    Class A ...............................................................       (1,236)      (16,658)           --             --
    Class B ...............................................................       (1,252)       (7,435)           --             --
    Class C ...............................................................         (115)         (795)           --             --
  Short-Term capital gain
    Class Y ...............................................................           --            --            --             --
  Long-term capital gain
    Class Y ...............................................................           --            --            --             --
                                                                            ------------  ------------  ------------   ------------
                                                                                  (2,603)      (24,888)           --             --
                                                                            ------------  ------------  ------------   ------------

INCREASE (DECREASE) IN NET ASSETS DERIVED FROM CAPITAL SHARE TRANSACTIONS .       81,728     4,466,121       188,818     12,376,479
                                                                            ------------  ------------  ------------   ------------
  Total increase (decrease) in net assets .................................   (1,978,405)    3,731,378    (2,467,586)    10,354,333

NET ASSETS
  Beginning of period .....................................................   20,879,774    17,148,396    10,354,333             --
                                                                            ------------  ------------  ------------   ------------
  End of period ........................................................... $ 18,901,369  $ 20,879,774  $  7,886,747   $ 10,354,333
                                                                            ============  ============  ============   ============
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME ..................... $    (24,146) $     (8,052) $    (97,435)  $     (6,148)
                                                                            ============  ============  ============   ============

                                                                                                         Jurika & Voyles
                                                                           Select                        Small Cap Growth
                                                                            Fund                                Fund
                                                                  ----------------------------      ----------------------------
                                                                                For the period                    For the period
                                                                  Six Months    March 15, 2001       Six Months    July 1, 2001
                                                                     Ended         through             Ended         through
                                                                 June 30, 2002   December 31,       June 30, 2002   December 31,
                                                                  (unaudited)      2001 (1)          (unaudited)     2001 (2)
                                                                 -------------   -------------      ------------   ------------
FROM OPERATIONS:
  Net investment income (loss) ................................. $    (883,453)  $    (332,025)     $   (186,752)  $   (152,998)
  Net realized gain (loss) on investments and foreign
    currency transactions                                           (1,385,766)     (1,480,080)       (2,600,790)    (6,725,182)
  Net change in unrealized appreciation (depreciation)
    of investments and foreign currency transactions ...........   (18,258,369)      5,941,591        (4,936,414)       829,380
                                                                 -------------   -------------      ------------   ------------
  Increase (decrease) in net assets resulting from operations
                                                                   (20,527,588)      4,129,486        (7,723,956)    (6,048,800)
                                                                 -------------   -------------      ------------   ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income
    Class A ....................................................            --              --                --             --
    Class B ....................................................            --              --                --             --
    Class C ....................................................            --              --                --             --
  Short-Term capital gain
    Class Y ....................................................            --              --                --       (100,347)
  Long-term capital gain
    Class Y ....................................................            --              --                --       (113,581)
                                                                 -------------   -------------      ------------   ------------
                                                                            --              --                --       (213,928)
                                                                 -------------   -------------      ------------   ------------

INCREASE (DECREASE) IN NET ASSETS DERIVED FROM CAPITAL
  SHARE TRANSACTIONS ...........................................   125,656,627     138,934,130        (3,523,694)     5,360,387
                                                                 -------------   -------------      ------------   ------------
  Total increase (decrease) in net assets ......................   105,129,039     143,063,616       (11,247,650)      (902,341)
NET ASSETS
  Beginning of period ..........................................   143,063,616              --        30,672,886     31,575,227
                                                                 -------------   -------------      ------------   ------------
  End of period ................................................ $ 248,192,655   $ 143,063,616      $ 19,425,236   $ 30,672,886
                                                                 =============   =============      ============   ============

UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME .......... $    (927,686)  $     (44,233)     $   (191,209)  $     (4,457)
                                                                 =============   =============      ============   ============

                                                                           Jurika & Voyles
                                                                           Small Cap Growth       International Equity
                                                                                  Fund                     Fund
                                                                           ----------------    ----------------------------
                                                                                                Six Months
                                                                               Year Ended         Ended        Year Ended
                                                                                June 30,       June 30, 2002   December 31,
                                                                                2001 (2)        (unaudited)        2001
                                                                             ------------      ------------   -------------
FROM OPERATIONS:
  Net investment income (loss) ............................................  $   (382,351)     $   (112,103)  $    (691,281)
  Net realized gain (loss) on investments and foreign currency transactions     1,142,239        (3,381,818)    (19,852,972)
  Net change in unrealized appreciation (depreciation) of investments and
    foreign currency transactions .........................................    (6,860,499)          435,373      (1,578,874)
                                                                             ------------      ------------   -------------

  Increase (decrease) in net assets resulting from operations .............    (6,100,611)       (3,058,548)    (22,123,127)
                                                                             ------------      ------------   -------------

FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income
    Class A ...............................................................            --                --              --
    Class B ...............................................................            --                --              --
    Class C ...............................................................            --                --              --
  Short-Term capital gain
    Class Y ...............................................................    (5,422,734)               --              --
  Long-term capital gain
    Class Y ...............................................................      (520,505)               --              --
                                                                             ------------      ------------   -------------
                                                                               (5,943,239)               --              --
                                                                             ------------      ------------   -------------

INCREASE (DECREASE) IN NET ASSETS DERIVED FROM CAPITAL SHARE TRANSACTIONS .       445,645        (9,310,199)    (18,558,412)
                                                                             ------------      ------------   -------------
  Total increase (decrease) in net assets .................................   (11,598,205)      (12,368,747)    (40,681,539)

NET ASSETS
  Beginning of period .....................................................    43,173,432        60,753,724     101,435,263
                                                                             ------------      ------------   -------------
  End of period ...........................................................  $ 31,575,227      $ 48,384,977   $  60,753,724
                                                                             ============      ============   =============
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME .....................  $      4,201      $   (195,043)  $     (82,940)
                                                                             ============      ============   =============

(1) The Mid Cap Growth Fund and Select Fund commenced operations on March 15, 2001.

(2) Financial information for Jurika & Voyles Small-Cap Fund which was reorganized into CDC Nvest Jurika & Voyles Small Cap Growth Fund on November 30, 2001.


                 See accompanying notes to financial statements.

                                    50 & 51

                              FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period.

                                  Income (loss) from investment operations:                  Less distributions:
                                  ----------------------------------------  --------------------------------------------------------
                       Net asset
                         value,      Net        Net realized                Dividends       Distributions
                       beginning  investment   and unrealized  Total from     from           from net
                          of        income     gain (loss) on  investment  net investment     realized     Return of      Total
                       the period  (loss) (d)   investments    operations     income        capital gains   capital    distributions
                       ----------  ----------   -----------    ----------     ------        -------------   -------    -------------
LARGE CAP GROWTH FUND*

Class A
6/30/2002(l)            $13.84     $(0.03)        $(3.53)        $(3.53)      $  --            $  --       $  --           $  --
12/31/2001(f)            12.39      (0.02)          1.47           1.45          --               --          --              --
9/30/2001                21.67      (0.05)         (7.87)         (7.92)         --            (1.36)         --           (1.36)
9/30/2000                15.41      (0.13)          6.39           6.26          --               --          --              --
9/30/1999                10.32      (0.08)          5.17(k)        5.09        0.00(e)            --          --            0.00(e)
9/30/1998(g)             10.00       0.00(e)        0.32           0.32          --               --          --              --

Class B
6/30/2002(l)             13.62      (0.08)         (3.41)         (3.49)         --               --          --              --
12/31/2001(f)            12.22      (0.04)          1.44           1.40          --               --          --              --
9/30/2001                21.53      (0.17)         (7.78)         (7.95)         --            (1.36)         --           (1.36)
9/30/2000(h)             16.21      (0.26)          5.58           5.32          --               --          --              --

Class C
6/30/2002(l)             13.62      (0.08)         (3.41)         (3.49)         --               --          --              --
12/31/2001(f)            12.22      (0.04)          1.44           1.40          --               --          --              --
9/30/2001                21.54      (0.17)         (7.79)         (7.96)         --            (1.36)         --           (1.36)
9/30/2000(h)             16.21      (0.26)          5.59           5.33          --               --          --              --

Class Y
6/30/2002(l)             13.93      (0.02)         (3.50)         (3.52)         --               --          --              --
12/31/2001(f)            12.46      (0.01)          1.48           1.47          --               --          --              --
9/30/2001                21.73      (0.01)         (7.90)         (7.91)         --            (1.36)         --           (1.36)
9/30/2000(h)             16.21      (0.06)          5.58           5.52          --               --          --              --

CAPITAL GROWTH FUND

Class A
6/30/2002(l)            $11.93     $(0.05)        $(1.84)        $(1.89)      $  --            $  --       $  --           $  --
12/31/2001               15.04      (0.13)         (2.95)         (3.08)         --            (0.03)         --           (0.03)
12/31/2000               22.86      (0.18)         (4.14)         (4.32)         --            (3.50)         --           (3.50)
12/31/1999               20.67      (0.13)          5.05           4.92          --            (2.73)         --           (2.73)
12/31/1998               19.95      (0.13)          5.18           5.05          --            (4.33)         --           (4.33)
12/31/1997               19.27      (0.18)          3.43           3.25          --            (2.57)         --           (2.57)

Class B
6/30/2002(l)             10.61      (0.08)         (1.64)         (1.72)         --               --          --              --
12/31/2001               13.47      (0.20)         (2.63)         (2.83)         --            (0.03)         --           (0.03)
12/31/2000               21.06      (0.32)         (3.77)         (4.09)         --            (3.50)         --           (3.50)
12/31/1999               19.37      (0.27)          4.69           4.42          --            (2.73)         --           (2.73)
12/31/1998               19.10      (0.27)          4.87           4.60          --            (4.33)         --           (4.33)
12/31/1997               18.74      (0.32)          3.25           2.93          --            (2.57)         --           (2.57)

Class C
6/30/2002(l)             10.60      (0.08)         (1.64)         (1.72)         --               --          --              --
12/31/2001               13.47      (0.20)         (2.64)         (2.84)         --            (0.03)         --           (0.03)
12/31/2000               21.06      (0.32)         (3.77)         (4.09)         --            (3.50)         --           (3.50)
12/31/1999               19.37      (0.27)          4.69           4.42          --            (2.73)         --           (2.73)
12/31/1998               19.11      (0.27)          4.86           4.59          --            (4.33)         --           (4.33)
12/31/1997               18.74      (0.34)          3.28           2.94          --            (2.57)         --           (2.57)

                                                                           Ratios to average net assets:
                                                                     ----------------------------------------
                            Net asset                Net assets,                   Expenses
                              value,     Total         end of                    after expense  Net investment   Portfolio
                             end of     return       the period      Expenses     reductions     income (loss)   turnover
                           the period   (%) (a)        (000)          (%) (b)     (%)(b)(c)       (%) (b)        rate (%)
                           ----------   -------        -----          -------     ---------       -------        --------
LARGE CAP GROWTH FUND*

Class A
6/30/2002(l)                  $10.31      (25.5)(i)    $16,238        2.35(j)       1.40(j)         (0.53)         19
12/31/2001(f)                  13.84       11.7(i)      27,873        1.40(j)       1.36(j)         (0.56)         27
9/30/2001                      12.39      (38.5)(i)     27,668        1.40(j)       1.19(j)         (0.27)        724
9/30/2000                      21.67       40.6(i)     103,087        1.40(j)       1.29(j)         (0.62)        826
9/30/1999                      15.41       49.4(i)      46,827        1.40(j)       1.40(j)         (0.55)        632
9/30/1998(g)                   10.32        3.2(i)       1,054        1.40(j)       1.40(j)          0.32          11

Class B
6/30/2002(l)                   10.13      (25.6)(i)     16,075        3.10(j)       2.15(j)         (1.28)         19
12/31/2001(f)                  13.62       11.5(i)      24,087        2.15(j)       2.11(j)         (1.31)         27
9/30/2001                      12.22      (38.9)(i)     22,811        2.15(j)       1.98(j)         (1.04)        724
9/30/2000(h)                   21.53       32.8(i)      35,680        2.15(j)       1.99(j)         (1.30)        826

Class C
6/30/2002(l)                   10.13      (25.6)(i)      1,748        3.10(j)       2.15(j)         (1.28)         19
12/31/2001(f)                  13.62       11.5(i)       3,007        2.15(j)       2.11(j)         (1.33)         27
9/30/2001                      12.22      (38.9)(i)      3,419        2.15(j)       1.98(j)         (1.04)        724
9/30/2000(h)                   21.54       32.9(i)       6,546        2.15(j)       2.01(j)         (1.32)        826

Class Y
6/30/2002(l)                   10.41      (25.3)(i)        861        2.10(j)       1.15(j)         (0.27)         19
12/31/2001(f)                  13.93       11.8(i)       1,196        1.15(j)       1.11(j)         (0.32)         27
9/30/2001                      12.46      (38.3)(i)      1,251        1.15(j)       0.98(j)         (0.06)        724
9/30/2000(h)                   21.73       34.1(i)       1,746        1.15(j)       0.95(j)         (0.28)        826

CAPITAL GROWTH FUND

Class A
6/30/2002(l)                  $10.04      (15.8)       $76,335        1.62          1.59            (0.84)         50
12/31/2001                     11.93      (20.5)        98,412        1.62          1.58            (0.99)         90
12/31/2000                     15.04      (19.5)       143,425        1.40          1.37            (0.80)        118
12/31/1999                     22.86       24.7        200,821        1.39          1.39            (0.61)        124
12/31/1998                     20.67       29.0        175,511        1.46          1.46            (0.62)        136
12/31/1997                     19.95       17.2        149,734        1.45          1.45            (0.87)         48

Class B
6/30/2002(l)                    8.89      (16.2)        23,149        2.37          2.34            (1.60)         50
12/31/2001                     10.61      (21.0)        35,409        2.37          2.33            (1.74)         90
12/31/2000                     13.47      (20.1)        56,884        2.15          2.12            (1.55)        118
12/31/1999                     21.06       23.8         74,774        2.14          2.14            (1.36)        124
12/31/1998                     19.37       28.2         57,796        2.21          2.21            (1.37)        136
12/31/1997                     19.10       15.9         45,546        2.20          2.20            (1.62)         48

Class C
6/30/2002(l)                    8.88      (16.2)         1,315        2.37          2.34            (1.59)         50
12/31/2001                     10.60      (21.1)         1,745        2.37          2.33            (1.74)         90
12/31/2000                     13.47      (20.1)         2,487        2.15          2.12            (1.55)        118
12/31/1999                     21.06       23.8          3,110        2.14          2.14            (1.36)        124
12/31/1998                     19.37       28.1          1,609        2.21          2.21            (1.37)        136
12/31/1997                     19.11       15.9            979        2.20          2.20            (1.62)         48

* The financial information for the periods through November 16, 2001 reflects the financial information for Kobrick Growth Fund's Class A shares, Class B shares, Class C shares and Class Y shares which were reorganized into Class A shares, Class B shares, Class C shares and Class Y shares of Large Cap Growth Fund, respectively, as of November 16, 2001. The predecessor Fund was advised by Kobrick Funds LLC until July 1, 2001 and had a September 30 fiscal end.

(a) A sales charge for Class A and Class C shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations. Periods less than one year are not annualized.

(b)   Computed on an annualized basis for periods less than one year.

(c) Certain Funds have entered into agreements with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.

(d) Per share net investment income (loss) has been calculated using the average shares outstanding during the period. (e) Amount rounds to less than $0.01 per share.

(f)   For the three months ended December 31, 2001.

(g)   For the period September 1, 1998 (inception) through September 30, 1998.
      (h) For the period October 29, 1999 (inception) through September 30,
      2000.

(i) Had certain expenses not been reduced during the periods shown, total returns would have been lower.

(j) The investment adviser agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement, expense ratios would have been higher.

(k) Amount shown for a share outstanding does not correspond with the net realized and unrealized gain (loss) on investments due to the timing of sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.

(l)   For the six months ended June 30, 2002 (Unaudited).


                See accompanying notes to financial statements.
                                                                         52 & 53

                              FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period.

                                  Income (loss) from investment operations:                  Less distributions:
                                  ----------------------------------------  --------------------------------------------------------
                       Net asset
                         value,        Net      Net realized                Dividends      Distributions
                       beginning   investment  and unrealized  Total from     from           from net
                          of         income    gain (loss) on  investment  net investment     realized     Return of      Total
                       the period    (loss)     investments    operations     income        capital gains   capital    distributions
                       ----------  ----------   -----------    ----------     ------        -------------   -------    -------------
TARGETED EQUITY FUND

Class A
6/30/2002(i)             $ 7.81     $(0.03)(d)        $(0.28)     $(0.31)      $      --   $      --   $      --   $      --
12/31/2001                 9.36      (0.03)(d)         (1.49)      (1.52)          (0.03)         --          --       (0.03)
12/31/2000                11.00       0.09(d)          (0.60)      (0.51)          (0.06)      (1.07)         --       (1.13)
12/31/1999                11.36       0.02              1.57        1.59              --       (1.95)         --       (1.95)
12/31/1998                10.41       0.08(d)           3.00        3.08           (0.10)      (1.67)      (0.36)      (2.13)
12/31/1997                11.63       0.01              2.79        2.80              --       (4.02)         --       (4.02)

Class B
6/30/2002(i)               7.47      (0.06)(d)         (0.26)      (0.32)             --          --          --          --
12/31/2001                 9.02      (0.09)(d)         (1.43)      (1.52)          (0.03)         --          --       (0.03)
12/31/2000                10.67       0.01(d)          (0.58)      (0.57)          (0.01)      (1.07)         --       (1.08)
12/31/1999                11.15      (0.05)             1.52        1.47              --       (1.95)         --       (1.95)
12/31/1998                10.32       0.00(d)(e)        2.95        2.95           (0.06)      (1.67)      (0.39)      (2.12)
12/31/1997(f)             12.47      (0.07)             1.94        1.87              --       (4.02)         --       (4.02)

Class C
6/30/2002(i)               7.47      (0.06)(d)         (0.26)      (0.32)             --          --          --          --
12/31/2001                 9.02      (0.09)(d)         (1.43)      (1.52)          (0.03)         --          --       (0.03)
12/31/2000                10.67       0.01(d)          (0.58)      (0.57)          (0.01)      (1.07)         --       (1.08)
12/31/1999                11.15      (0.05)             1.52        1.47              --       (1.95)         --       (1.95)
12/31/1998(g)             11.18       0.00(d)(e)        2.09        2.09           (0.06)      (1.67)      (0.39)      (2.12)

Class Y
6/30/2002(i)               7.85      (0.01)(d)         (0.28)      (0.29)             --          --          --          --
12/31/2001                 9.37       0.01(d)          (1.50)      (1.49)          (0.03)         --          --       (0.03)
12/31/2000                11.01       0.12(d)          (0.60)      (0.48)          (0.09)      (1.07)         --       (1.16)
12/31/1999(h)             11.94       0.03              0.99        1.02              --       (1.95)         --       (1.95)

GROWTH AND
  INCOME FUND

Class A
6/30/2002(i)             $11.78      $0.00(d)(e)      $(1.12)     $(1.12)      $      --   $      --   $      --   $      --
12/31/2001                13.79      (0.01)(d)         (2.00)      (2.01)             --          --          --          --
12/31/2000                15.33       0.01(d)          (1.09)      (1.08)             --       (0.46)         --       (0.46)
12/31/1999                16.57       0.08              1.40        1.48           (0.06)      (2.66)         --       (2.72)
12/31/1998                15.35       0.04              3.29        3.33           (0.01)      (2.10)         --       (2.11)
12/31/1997                13.87       0.07(d)           4.40        4.47           (0.06)      (2.93)         --       (2.99)

Class B
6/30/2002(i)              11.37      (0.04)(d)         (1.08)      (1.12)             --          --          --          --
12/31/2001                13.40      (0.10)(d)         (1.93)      (2.03)             --          --          --          --
12/31/2000                15.03      (0.10)(d)         (1.07)      (1.17)             --       (0.46)         --       (0.46)
12/31/1999                16.37      (0.04)             1.36        1.32              --       (2.66)         --       (2.66)
12/31/1998                15.28      (0.05)             3.24        3.19              --       (2.10)         --       (2.10)
12/31/1997                13.87      (0.05)(d)          4.40        4.35           (0.01)      (2.93)         --       (2.94)

Class C
6/30/2002(i)              11.36      (0.04)(d)         (1.08)      (1.12)             --          --          --          --
12/31/2001                13.38      (0.10)(d)         (1.92)      (2.02)             --          --          --          --
12/31/2000                15.01      (0.10)(d)         (1.07)      (1.17)             --       (0.46)         --       (0.46)
12/31/1999                16.35      (0.04)             1.36        1.32              --       (2.66)         --       (2.66)
12/31/1998                15.28      (0.04)             3.21        3.17              --       (2.10)         --       (2.10)
12/31/1997                13.85      (0.05)(d)          4.42        4.37           (0.01)      (2.93)         --       (2.94)

                                                                      Ratios to average net assets:
                                                                   ---------------------------------------
                         Net asset                Net assets,                   Expenses
                          value,         Total      end of                    after expense  Net investment   Portfolio
                          end of        return    the period       Expenses    reductions    income (loss)    turnover
                        the period      (%) (a)     (000)           (%) (b)    (%) (b)(c)      (%) (b)        rate (%)
                        ----------      -------     -----           -------    ----------      -------        --------
TARGETED EQUITY FUND

Class A
6/30/2002(i)               $ 7.50         (4.0)     $890,135          1.42         1.35        (0.87)          112
12/31/2001                   7.81        (16.2)    1,012,161          1.38         1.35        (0.39)          243
12/31/2000                   9.36         (4.6)    1,413,685          1.18         1.16         0.83           266
12/31/1999                  11.00         15.2     1,871,138          1.12         1.12         0.23           206
12/31/1998                  11.36         33.4     1,825,107          1.12         1.12         0.74           202
12/31/1997                  10.41         23.5     1,459,747          1.12         1.12         0.08           214

Class B
6/30/2002(i)                 7.15         (4.3)       68,661          2.17         2.10        (1.62)          112
12/31/2001                   7.47        (16.8)       78,744          2.13         2.10        (1.14)          243
12/31/2000                   9.02         (5.2)      107,594          1.93         1.91         0.08           266
12/31/1999                  10.67         14.4       135,786          1.87         1.87        (0.52)          206
12/31/1998                  11.15         32.4        75,444          1.87         1.87        (0.01)          202
12/31/1997(f)               10.32         14.4        17,757          1.87         1.87        (0.67)          214

Class C
6/30/2002(i)                 7.15         (4.3)        3,809          2.17         2.10        (1.62)          112
12/31/2001                   7.47        (16.8)        4,162          2.13         2.10        (1.14)          243
12/31/2000                   9.02         (5.2)        5,830          1.93         1.91         0.08           266
12/31/1999                  10.67         14.4         8,754          1.87         1.87        (0.52)          206
12/31/1998(g)               11.15         22.2         2,030          1.87         1.87        (0.01)          202

Class Y
6/30/2002(i)                 7.56         (3.7)        7,596          0.91         0.85        (0.36)          112
12/31/2001                   7.85        (15.9)        8,785          0.87         0.83         0.13           243
12/31/2000                   9.37         (4.2)       12,260          0.85         0.83         1.16           266
12/31/1999(h)               11.01          9.7        15,418          0.87         0.87         0.48           206

GROWTH AND
  INCOME FUND

Class A
6/30/2002(i)               $10.66         (9.5)     $167,650          1.45         1.41         0.03           152
12/31/2001                  11.78        (14.6)      211,138          1.46         1.41        (0.05)          154
12/31/2000                  13.79         (7.3)      290,714          1.31         1.28         0.04           139
12/31/1999                  15.33          9.5       375,676          1.21         1.21         0.48           133
12/31/1998                  16.57         23.9       304,139          1.23         1.23         0.33           114
12/31/1997                  15.35         33.4       220,912          1.25         1.25         0.46           103

Class B
6/30/2002(i)                10.25         (9.9)       93,611          2.20         2.16        (0.73)          152
12/31/2001                  11.37        (15.2)      120,361          2.21         2.16        (0.80)          154
12/31/2000                  13.40         (8.1)      165,767          2.06         2.03        (0.71)          139
12/31/1999                  15.03          8.6       216,457          1.96         1.96        (0.27)          133
12/31/1998                  16.37         23.1       153,369          1.98         1.98        (0.42)          114
12/31/1997                  15.28         32.4        81,066          2.00         2.00        (0.29)          103

Class C
6/30/2002(i)                10.24         (9.9)        7,944          2.20         2.16        (0.72)          152
12/31/2001                  11.36        (15.1)       10,553          2.21         2.16        (0.80)          154
12/31/2000                  13.38         (8.1)       19,373          2.06         2.03        (0.71)          139
12/31/1999                  15.01          8.6        26,983          1.96         1.96        (0.27)          133
12/31/1998                  16.35         22.9        18,288          1.98         1.98        (0.42)          114
12/31/1997                  15.28         32.6         6,735          2.00         2.00        (0.29)          103

(a) A sales charge for Class A and Class C shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations. Periods less than one year are not annualized.

(b)   Computed on an annualized basis for periods less than one year.

(c) Certain Funds have entered into agreements with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.

(d) Per share net investment income (loss) has been calculated using the average shares outstanding during the period.

(e)   Amount rounds to less than $0.01 per share.

(f)   For the period February 28, 1997 (inception) through December 31, 1997.

(g)   For the period September 1, 1998 (inception) through December 31, 1998.

(h)   For the period June 30, 1999 (inception) through December 31, 1999.

(i)   For the six months ended June 30, 2002 (Unaudited).

                See accompanying notes to financial statements.


                                                                         54 & 55

                              FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period.

                                  Income (loss) from investment operations:                  Less distributions:
                                  ----------------------------------------  --------------------------------------------------------
                       Net asset
                         value,        Net      Net realized                Dividends      Distributions
                       beginning   investment  and unrealized  Total from     from           from net
                          of         income    gain (loss) on  investment  net investment     realized     Return of      Total
                       the period    (loss)     investments    operations     income        capital gains   capital    distributions
                       ----------  ----------   -----------    ----------     ------        -------------   -------    -------------
GROWTH AND INCOME
  FUND (CONT'D)

Class Y
6/30/2002(l)             $11.93      $0.03(d)         $(1.13)     $(1.10)      $      --       $   --        $   --      $   --
12/31/2001                13.87       0.06(d)          (2.00)      (1.94)             --           --            --          --
12/31/2000                15.36       0.07(d)          (1.10)      (1.03)             --        (0.46)           --       (0.46)
12/31/1999                16.57       0.02              1.51        1.53           (0.08)       (2.66)           --       (2.74)
12/31/1998(h)             15.42       0.02              1.22        1.24           (0.02)       (0.07)           --       (0.09)

BALANCED FUND

Class A
6/30/2002(l)              $9.57      $0.05(d)         $(0.65)     $(0.60)         $(0.05)      $   --        $   --      $(0.05)
12/31/2001(k)             10.70       0.15(d)          (1.12)      (0.97)          (0.16)          --            --       (0.16)
12/31/2000                11.69       0.23             (0.98)      (0.75)          (0.24)        0.00(e)         --       (0.24)
12/31/1999                13.52       0.32             (0.82)      (0.50)          (0.32)       (1.01)           --       (1.33)
12/31/1998                14.25       0.33              0.74        1.07           (0.32)       (1.48)           --       (1.80)
12/31/1997                13.94       0.33              2.05        2.38           (0.33)       (1.74)           --       (2.07)
Class B
6/30/2002(l)               9.59       0.01(d)          (0.64)      (0.63)          (0.01)          --            --       (0.01)
12/31/2001(k)             10.68       0.07(d)          (1.11)      (1.04)          (0.05)          --            --       (0.05)
12/31/2000                11.58       0.16             (0.99)      (0.83)          (0.07)        0.00(e)         --       (0.07)
12/31/1999                13.40       0.21             (0.80)      (0.59)          (0.22)       (1.01)           --       (1.23)
12/31/1998                14.15       0.21              0.74        0.95           (0.22)       (1.48)           --       (1.70)
12/31/1997                13.86       0.23              2.03        2.26           (0.23)       (1.74)           --       (1.97)
Class C
6/30/2002(l)               9.54       0.01(d)          (0.63)      (0.62)          (0.01)          --            --       (0.01)
12/31/2001(k)             10.63       0.07(d)          (1.11)      (1.04)          (0.05)          --            --       (0.05)
12/31/2000                11.53       0.16             (0.99)      (0.83)          (0.07)        0.00(e)         --       (0.07)
12/31/1999                13.35       0.21             (0.80)      (0.59)          (0.22)       (1.01)           --       (1.23)
12/31/1998                14.10       0.21              0.74        0.95           (0.22)       (1.48)           --       (1.70)
12/31/1997                13.82       0.23              2.02        2.25           (0.23)       (1.74)           --       (1.97)
Class Y
6/30/2002(l)               9.45       0.08(d)          (0.63)      (0.55)          (0.08)          --            --       (0.08)
12/31/2001(k)             10.62       0.21(d)          (1.12)      (0.91)          (0.26)          --            --       (0.26)
12/31/2000                11.71       0.28             (0.98)      (0.70)          (0.39)        0.00(e)         --       (0.39)
12/31/1999                13.54       0.36             (0.81)      (0.45)          (0.37)       (1.01)           --       (1.38)
12/31/1998                14.27       0.39              0.74        1.13           (0.38)       (1.48)           --       (1.86)
12/31/1997                13.95       0.40              2.06        2.46           (0.40)       (1.74)           --       (2.14)

JURIKA & VOYLES
RELATIVE VALUE FUND

Class A
6/30/2002(l)             $12.98     $(0.03)           $(1.12)     $(1.15)      $      --       $   --        $   --      $   --
12/31/2001(i)             14.29         --              0.50        0.50              --        (1.81)           --       (1.81)

Class B
6/30/2002(l)              12.98      (0.02)            (1.15)      (1.17)             --           --            --          --
12/31/2001(i)             14.29         --              0.50        0.50              --        (1.81)           --       (1.81)

Class C
6/30/2002(l)              12.98      (0.04)            (1.14)      (1.18)             --           --            --          --
12/31/2001(i)             14.29         --              0.50        0.50              --        (1.81)           --       (1.81)

                                                                                 Ratios to average net assets:
                                                                          -------------------------------------------
                           Net asset                    Net assets,                        Expenses
                            value,           Total        end of                         after expense   Net investment    Portfolio
                            end of          return      the period        Expenses        reductions     income (loss)     turnover
                          the period        (%) (a)        (000)           (%) (b)        (%) (b)(c)       (%) (b)          rate (%)
                          ----------        -------        -----           -------        ----------       -------          --------
GROWTH AND INCOME
  FUND (CONT'D)

Class Y
6/30/2002(l)               $10.83            (9.2)         $12,314            0.93            0.90            0.56              152
12/31/2001                  11.93           (14.0)          11,918            0.91            0.87            0.52              154
12/31/2000                  13.87            (7.0)          10,131            0.87            0.84            0.48              139
12/31/1999                  15.36             9.8           14,377            0.96            0.96           (0.73)             133
12/31/1998(h)               16.57             8.1                1            0.98            0.98            0.58              114

BALANCED FUND

Class A
6/30/2002(l)                $8.92            (6.3)         $65,212            1.67            1.64            1.06               47
12/31/2001(k)                9.57            (9.1)          74,802            1.75            1.73            1.48              190
12/31/2000                  10.70            (6.4)         100,993            1.56            1.52            2.08              133
12/31/1999                  11.69            (3.8)         167,943            1.33            1.33            2.30               61
12/31/1998                  13.52             8.2          222,866            1.30            1.30            2.25               81
12/31/1997                  14.25            17.5          233,421            1.29            1.29            2.25               69

Class B
6/30/2002(l)                 8.95            (6.5)          21,596            2.42            2.40            0.30               47
12/31/2001(k)                9.59            (9.7)          28,562            2.50            2.47            0.73              190
12/31/2000                  10.68            (7.2)          39,548            2.31            2.27            1.33              133
12/31/1999                  11.58            (4.4)          65,492            2.08            2.08            1.55               61
12/31/1998                  13.40             7.3           84,255            2.05            2.05            1.50               81
12/31/1997                  14.15            16.7           76,558            2.04            2.04            1.50               69

Class C
6/30/2002(l)                 8.91            (6.5)           1,272            2.42            2.40            0.30               47
12/31/2001(k)                9.54            (9.8)           1,392            2.50            2.47            0.73              190
12/31/2000                  10.63            (7.2)           2,022            2.31            2.27            1.33              133
12/31/1999                  11.53            (4.5)           4,454            2.08            2.08            1.55               61
12/31/1998                  13.35             7.3            5,480            2.05            2.05            1.50               81
12/31/1997                  14.10            16.6            4,596            2.04            2.04            1.50               69

Class Y
6/30/2002(l)                 8.82            (5.9)          38,143            0.95            0.93            1.77               47
12/31/2001(k)                9.45            (8.6)(g)       44,949            1.13(f)         1.10(f)         2.10              190
12/31/2000                  10.62            (6.0)          28,740            1.02            0.97            2.63              133
12/31/1999                  11.71            (3.3)          47,130            0.93            0.93            2.68               61
12/31/1998                  13.54             8.6           73,212            0.90            0.90            2.65               81
12/31/1997                  14.27            18.1           85,620            0.88            0.88            2.66               69

JURIKA & VOYLES
RELATIVE VALUE FUND

Class A
6/30/2002(l)               $11.83            (8.9)(g)       $1,075            1.50(f)         1.50(f)        (0.55)              16
12/31/2001(i)               12.98             3.9(g)         1,277            1.50(f)         1.50(f)        (0.20)              21

Class B
6/30/2002(l)                11.81            (9.0)(g)           91            2.25(f)         2.25(f)        (1.13)              16
12/31/2001(i)               12.98             3.9(g)         --(j)            2.25(f)         2.25(f)           --               21

Class C
6/30/2002(l)                11.80            (9.1)(g)           23            2.25(f)         2.25(f)        (1.22)              16
12/31/2001(i)               12.98             3.9(g)         --(j)            2.25(f)         2.25(f)           --               21

(a) A sales charge for Class A and Class C shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations. Periods less than one year are not annualized.

(b)   Computed on an annualized basis for periods less than one year.

(c) Certain Funds have entered into agreements with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.

(d) Per share net investment income (loss) has been calculated using the average shares outstanding during the period.

(e)   Amount rounds to less than $0.01 per share.

(f) The investment adviser agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement, expense ratios would have been higher.

(g) Had certain expenses not been reduced during the period total return would have been lower.

(h)   For the period November 18, 1998 (inception) through December 31, 1998.

(i)   For the period November 30, 2001 (inception) through December 31, 2001.

(j)   Amount is less than $500.

(k) As required, effective January 1, 2001, the Balanced Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $0.01 and increase net realized and unrealized gains and losses by $0.01 for Class A, Class B, Class C and Class Y. The effect of this change also was to decrease the ratio of net investment income to average net assets from 1.56% to 1.48% for Class A, from 0.81% to 0.73% for Class B, from 0.81% to 0.73% for Class C and from 2.18% to 2.10% for Class Y. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

(l)   For the six months ended June 30, 2002 (Unaudited).

                See accompanying notes to financial statements.


                                                                         56 & 57

                              FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period.

                                  Income (loss) from investment operations:                  Less distributions:
                                  ----------------------------------------  --------------------------------------------------------
                       Net asset
                         value,        Net      Net realized                Dividends      Distributions
                       beginning   investment  and unrealized  Total from     from           from net
                          of         income    gain (loss) on  investment  net investment     realized     Return of      Total
                       the period    (loss)     investments    operations     income        capital gains   capital    distributions
                       ----------  ----------   -----------    ----------     ------        -------------   -------    -------------
JURIKA & VOYLES
RELATIVE VALUE
  FUND (CONT'D)

Class Y*
6/30/2002(k)             $12.97     $(0.02)           $(1.11)     $(1.13)      $      --       $   --        $   --      $   --
12/31/2001(l)             15.49      (0.01)            (0.70)      (0.71)             --        (1.81)           --       (1.81)
6/30/2001                 16.94      (0.03)             0.97        0.94              --        (2.39)           --       (2.39)
6/30/2000                 16.06       0.00(e)           1.41        1.41           (0.04)       (0.49)           --       (0.53)
6/30/1999                 16.20       0.03              0.82        0.85              --        (0.99)           --       (0.99)
6/30/1998                 16.27       0.01              1.77        1.78           (0.04)       (1.81)           --       (1.85)
6/30/1997                 13.69       0.10              4.03        4.13           (0.10)       (1.45)           --       (1.55)

LARGE CAP VALUE FUND

Class A
6/30/2002(k)             $17.81      $0.02(d)         $(1.73)     $(1.71)          $0.00(e)    $   --        $   --      $   --
12/31/2001                18.49       0.09(d)          (0.74)      (0.65)          (0.03)          --            --       (0.03)
12/31/2000                17.16       0.16(d)           1.37        1.53           (0.20)          --            --       (0.20)
12/31/1999                17.62       0.17             (0.51)      (0.34)          (0.12)        0.00(e)         --       (0.12)
12/31/1998                17.59       0.26(d)           0.20(f)     0.46           (0.26)       (0.17)           --       (0.43)
12/31/1997                15.15       0.25              3.15        3.40           (0.26)       (0.70)           --       (0.96)

Class B
6/30/2002(k)              17.67      (0.04)(d)         (1.72)      (1.76)           0.00(e)        --            --          --
12/31/2001                18.46      (0.05)(d)         (0.73)      (0.78)          (0.01)          --            --       (0.01)
12/31/2000                17.10       0.04(d)           1.35        1.39           (0.03)          --            --       (0.03)
12/31/1999                17.62       0.03             (0.50)      (0.47)          (0.05)        0.00(e)         --       (0.05)
12/31/1998                17.59       0.13(d)           0.20(f)     0.33           (0.13)       (0.17)           --       (0.30)
12/31/1997(i)             17.06       0.03              0.60        0.63           (0.04)       (0.06)           --       (0.10)

Class C
6/30/2002(k)              17.68      (0.04)(d)         (1.72)      (1.76)           0.00(e)        --            --          --
12/31/2001                18.48      (0.05)(d)         (0.74)      (0.79)          (0.01)          --            --       (0.01)
12/31/2000                17.11       0.04(d)           1.36        1.40           (0.03)          --            --       (0.03)
12/31/1999                17.63       0.03             (0.50)      (0.47)          (0.05)        0.00(e)         --       (0.05)
12/31/1998                17.59       0.13(d)           0.21(f)     0.34           (0.13)       (0.17)           --       (0.30)
12/31/1997(i)             17.06       0.03              0.60        0.63           (0.04)       (0.06)           --       (0.10)

MID CAP GROWTH FUND

Class A
6/30/2002(k)              $8.15     $(0.06)(d)        $(1.94)     $(2.00)      $      --       $   --        $   --      $   --
12/31/2001(j)             10.00      (0.09)(d)         (1.76)      (1.85)             --           --            --          --

Class B
6/30/2002(k)               8.11      (0.08)(d)         (1.94)      (2.02)             --           --            --          --
12/31/2001(j)             10.00      (0.14)(d)         (1.75)      (1.89)             --           --            --          --

Class C
6/30/2002                  8.11      (0.08)(d)         (1.94)      (2.02)             --           --            --          --
12/31/2001(j)             10.00      (0.14)(d)         (1.75)      (1.89)             --           --            --          --

                                                                                 Ratios to average net assets:
                                                                          -------------------------------------------
                           Net asset                    Net assets,                        Expenses
                            value,           Total        end of                         after expense   Net investment    Portfolio
                            end of          return      the period        Expenses        reductions     income (loss)     turnover
                          the period      (%) (a)(h)       (000)         (%) (b)(g)     (%) (b)(c)(g)       (%) (h)         rate (%)
                          ----------      ----------       -----         ----------     -------------       -------         --------
JURIKA & VOYLES
RELATIVE VALUE
  FUND (CONT'D)

Class Y*
6/30/2002(k)               $11.84            (8.7)         $22,246            1.25            1.25           (0.29)              16
12/31/2001(l)               12.97            (4.2)          26,033            1.25            1.25           (0.20)              21
6/30/2001                   15.49             5.4           29,100            1.25            1.25           (0.18)              51
6/30/2000                   16.94             9.2           29,600            1.25            1.25           (0.01)              79
6/30/1999                   16.06             6.1           38,300            1.25            1.25            0.22               92
6/30/1998                   16.20            11.5           47,400            1.25            1.25            0.09               61
6/30/1997                   16.27            32.4           24,000            1.26            1.26            0.45              160

LARGE CAP VALUE FUND

Class A
6/30/2002(k)               $16.10            (9.6)          $8,896            1.50            1.50            0.26               10
12/31/2001                  17.81            (3.5)          10,185            1.50            1.46            0.49               31
12/31/2000                  18.49             9.0            8,510            1.50            1.47            0.96               31
12/31/1999                  17.16            (1.9)          11,291            1.50            1.50            0.94               93
12/31/1998                  17.62             2.7           17,839            1.50            1.50            1.48               61
12/31/1997                  17.59            22.6           14,681            1.50            1.50            1.76               33

Class B
6/30/2002(k)                15.91           (10.0)           9,172            2.25            2.25           (0.49)              10
12/31/2001                  17.67            (4.2)           9,911            2.25            2.21           (0.26)              31
12/31/2000                  18.46             8.2            7,839            2.25            2.22            0.21               31
12/31/1999                  17.10            (2.7)           9,643            2.25            2.25            0.19               93
12/31/1998                  17.62             2.0           16,623            2.25            2.25            0.73               61
12/31/1997(i)               17.59             3.7            9,375            2.25            2.25            1.01               33

Class C
6/30/2002(k)                15.92            (9.9)             833            2.25            2.25           (0.49)              10
12/31/2001                  17.68            (4.3)             783            2.25            2.21           (0.25)              31
12/31/2000                  18.48             8.2              799            2.25            2.22            0.21               31
12/31/1999                  17.11            (2.7)           1,336            2.25            2.25            0.19               93
12/31/1998                  17.63             2.0            2,101            2.25            2.25            0.73               61
12/31/1997(i)               17.59             3.7            1,596            2.25            2.25            1.01               33

MID CAP GROWTH FUND

Class A
6/30/2002(k)                $6.15           (24.5)          $3,440            1.70            1.66           (1.55)             112
12/31/2001(j)                8.15           (18.5)           5,198            1.70            1.67           (1.36)             191

Class B
6/30/2002(k)                 6.09           (24.9)           3,603            2.45            2.41           (2.30)             112
12/31/2001(j)                8.11           (18.9)           4,223            2.45            2.42           (2.16)             191
Class C
6/30/2002                    6.09           (24.9)             844            2.45            2.41           (2.30)             112
12/31/2001(j)                8.11           (18.9)             933            2.45            2.42           (2.14)             191

* The financial information for the periods through November 30, 2001 reflects the financial information for Jurika & Voyles Value+Growth Fund's shares which were reorganized into Class Y shares of Nvest Jurika & Voyles Relative Value Fund as of November 30, 2001. Jurika & Voyles Value+Growth Fund had a June 30 fiscal year end.

(a) A sales charge for Class A and Class C shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations. Periods less than one year are not annualized.

(b)   Computed on an annualized basis for periods less than one year.

(c) Certain Funds have entered into agreements with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.

(d) Per share net investment income (loss) has been calculated using the average shares outstanding during the period.

(e)   Amount rounds to less than $0.01 per share.

(f) The amount shown for a share outstanding does not correspond with the aggregate net gain/(loss) for the period ended December 31, 1998, due to the timing of purchases and redemptions of Fund shares in relation to fluctuating market values of the investments of the Fund.

(g) The investment adviser agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement, expense ratios would have been higher.

(h) Had certain expenses not been reduced during the period, total returns would have been lower.

(i)   For the period September 15, 1997 (inception) through December 31, 1997.

(j)   For the period March 15, 2001 (inception) through December 31, 2001.

(k)   For the six months ended June 30, 2002 (Unaudited).

(l)   For the period July 1, 2001 through December 31, 2001.

                See accompanying notes to financial statements.


                                                                         58 & 59

                              FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period.

                                  Income (loss) from investment operations:                  Less distributions:
                                  ----------------------------------------  --------------------------------------------------------
                       Net asset
                         value,        Net      Net realized                Dividends      Distributions
                       beginning   investment  and unrealized  Total from     from           from net
                          of         income    gain (loss) on  investment  net investment     realized     Return of      Total
                       the period    (loss)     investments    operations     income        capital gains   capital    distributions
                       ----------  ----------   -----------    ----------     ------        -------------   -------    -------------
SELECT FUND

Class A
6/30/2002(j)             $10.96     $(0.01)(d)        $(0.87)     $(0.88)      $      --       $   --        $   --      $   --
12/31/2001(f)             10.00      (0.01)(d)          0.97        0.96              --           --            --          --

Class B
6/30/2002(j)              10.90      (0.06)(d)         (0.86)      (0.92)             --           --            --          --
12/31/2001(f)             10.00      (0.07)(d)          0.97        0.90              --           --            --          --

Class C
6/30/2002(j)              10.90      (0.06)(d)         (0.85)      (0.91)             --           --            --          --
12/31/2001(f)             10.00      (0.07)(d)          0.97        0.90              --           --            --          --

JURIKA & VOYLES
SMALL CAP GROWTH FUND

Class A
6/30/2002(j)             $13.04     $(0.08)(d)        $(3.41)     $(3.48)      $      --       $   --        $   --      $   --
12/31/2001(g)             12.56      (0.01)(d)          0.49        0.48              --           --            --          --

Class B
6/30/2002(j)              13.03      (0.12)(d)         (3.39)      (3.51)             --           --            --          --
12/31/2001(g)             12.56      (0.02)(d)          0.49        0.47              --           --            --          --

Class C
6/30/2002(j)              13.04      (0.12)(d)         (3.40)      (3.52)             --           --            --          --
12/31/2001(g)             12.56      (0.02)(d)          0.50        0.48              --           --            --          --

Class Y*
6/30/2002(j)              13.05      (0.07)(d)         (3.40)      (3.47)             --           --            --          --
12/31/2001(i)             16.48      (0.08)(d)         (3.20)      (3.28)             --        (0.15)           --       (0.15)
6/30/2001                 23.62      (0.20)            (3.36)      (3.56)             --        (3.58)           --       (3.58)
6/30/2000                 16.13      (0.21)             7.70        7.49              --           --            --          --
6/30/1999                 19.10      (0.14)            (0.93)      (1.07)             --        (1.90)           --       (1.90)
6/30/1998                 21.83      (0.17)             2.40        2.23              --        (4.96)           --       (4.96)
6/30/1997                 18.39      (0.01)             4.04        4.03              --        (0.59)           --       (0.59)

INTERNATIONAL EQUITY
  FUND

Class A
6/30/2002(j)             $12.72     $(0.01)(d)        $(0.69)     $(0.70)      $      --       $   --        $   --      $   --
12/31/2001                16.62      (0.10)(d)         (3.80)      (3.90)             --           --            --          --
12/31/2000                25.39      (0.22)(d)         (6.90)      (7.12)          (0.17)       (1.48)           --       (1.65)
12/31/1999                14.26      (0.03)(d)         12.31       12.28           (0.02)       (1.13)           --       (1.15)
12/31/1998                14.06       0.15(d)           0.77        0.92           (0.44)       (0.28)           --       (0.72)
12/31/1997                16.31       0.09(d)          (1.25)      (1.16)             --        (1.09)           --       (1.09)

Class B
6/30/2002(j)              12.14      (0.06)(d)         (0.65)      (0.71)             --           --            --          --
12/31/2001                15.99      (0.20)(d)         (3.65)      (3.85)             --           --            --          --
12/31/2000                24.71      (0.37)(d)         (6.70)      (7.07)          (0.17)       (1.48)           --       (1.65)
12/31/1999                13.98      (0.15)(d)         12.01       11.86              --        (1.13)           --       (1.13)
12/31/1998                13.71       0.04(d)           0.75        0.79           (0.24)       (0.28)           --       (0.52)
12/31/1997                16.00      (0.03)(d)         (1.17)      (1.20)             --        (1.09)           --       (1.09)

                                                                                 Ratios to average net assets:
                                                                          -------------------------------------------
                           Net asset                    Net assets,                        Expenses
                            value,           Total        end of                         after expense   Net investment    Portfolio
                            end of          return      the period        Expenses        reductions     income (loss)     turnover
                          the period        (%) (a)        (000)           (%) (b)        (%) (b)(c)       (%) (b)          rate (%)
                          ----------        -------        -----           -------        ----------       -------          --------
SELECT FUND

Class A
6/30/2002(j)               $10.08            (8.0)(h)      $70,961            1.70(e)         1.69(e)        (0.26)               4
12/31/2001(f)               10.96             9.6(h)        45,987            1.70(e)         1.63(e)        (0.08)              10

Class B
6/30/2002(j)                 9.98            (8.4)(h)       93,436            2.45(e)         2.44(e)        (1.12)               4
12/31/2001(f)               10.90             9.0(h)        62,671            2.45(e)         2.39(e)        (0.83)              10

Class C
6/30/2002(j)                 9.99            (8.4)(h)       83,796            2.45(e)         2.44(e)        (1.12)               4
12/31/2001(f)               10.90             9.0(h)        34,406            2.45(e)         2.39(e)        (0.86)              10

JURIKA & VOYLES
SMALL CAP GROWTH FUND

Class A
6/30/2002(j)                $9.56           (26.7)(h)       $4,465            1.75(e)         1.75(e)        (1.41)              82
12/31/2001(g)               13.04             3.8(h)         6,902            1.75(e)         1.75(e)        (1.31)              96

Class B
6/30/2002(j)                 9.52           (26.9)(h)        4,758            2.50(e)         2.50(e)        (2.16)              82
12/31/2001(g)               13.03             3.7(h)         7,368            2.50(e)         2.50(e)        (2.06)              96

Class C
6/30/2002(j)                 9.52           (27.0)(h)          481            2.50(e)         2.50(e)        (2.16)              82
12/31/2001(g)               13.04             3.8(h)           722            2.50(e)         2.50(e)        (2.06)              96

Class Y*
6/30/2002(j)                 9.58           (26.6)(h)        9,721            1.50(e)         1.50(e)        (1.16)              82
12/31/2001(i)               13.05           (19.9)(h)       15,681            1.50(e)         1.50(e)        (1.21)              96
6/30/2001                   16.48           (14.1)(h)       31,600            1.50(e)         1.50(e)        (0.17)             203
6/30/2000                   23.62            46.4(h)        43,200            1.50(e)         1.50(e)        (1.14)             283
6/30/1999                   16.13            (3.8)(h)       30,600            1.50(e)         1.50(e)        (0.66)             180
6/30/1998                   19.10            10.3(h)        90,900            1.50(e)         1.50(e)        (0.59)             169
6/30/1997                   21.83            22.5(h)       123,100            1.50(e)         1.50(e)        (0.08)             305

INTERNATIONAL EQUITY
  FUND

Class A
6/30/2002(j)               $12.02            (5.5)         $29,480            2.14            2.14           (0.22)              65
12/31/2001                  12.72           (23.5)          33,773            2.14            2.14           (0.74)             172
12/31/2000                  16.62           (28.6)          54,826            1.96            1.96           (1.01)             212
12/31/1999                  25.39            87.6(h)        67,197            2.00(e)         2.00(e)        (0.15)             229
12/31/1998                  14.26             6.7(h)        47,444            1.91(e)         1.91(e)         1.04              105
12/31/1997                  14.06            (7.6)(h)       57,845            1.75(e)         1.75(e)         0.62              154

Class B
6/30/2002(j)                11.43            (5.9)          13,308            2.90            2.90           (1.02)              65
12/31/2001                  12.14           (24.1)          17,549            2.89            2.89           (1.48)             172
12/31/2000                  15.99           (29.2)          29,013            2.71            2.71           (1.76)             212
12/31/1999                  24.71            86.3(h)        29,045            2.75(e)         2.75(e)        (0.90)             229
12/31/1998                  13.98             5.8(h)        19,797            2.66(e)         2.66(e)         0.29              105
12/31/1997                  13.71            (8.0)(h)       25,216            2.50(e)         2.50(e)        (0.13)             154

* The financial information for the periods through November 30, 2001 reflects the financial information for Jurika & Voyles Small-Cap Fund's shares which were reorganized into Class Y shares of CDC Nvest Jurika & Voyles Small Cap Growth Fund as of November 30, 2001. Jurika & Voyles Small-Cap Fund had a June 30 fiscal year end.

(a) A sales charge for Class A and Class C shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations.

(b)   Computed on an annualized basis for periods less than one year.

(c) Certain Funds have entered into agreements with certain brokers to rebate a portion of broker commissions. The rebated commissions are used to reduce operating expenses of the Fund.

(d) Per share net investment income (loss) has been calculated using the average shares outstanding during the period.

(e) The investment adviser agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement, expenses would have been higher.

(f)   For the period March 15, 2001 (inception) through December 31, 2001.

(g)   For the period November 30, 2001 (inception) through December 31, 2001.

(h) Had certain expenses not been reduced during the period, total returns would have been lower.

(i)   For the period July 1, 2001 through December 31, 2001.

(j)   For the six months ended June 30, 2002 (unaudited).

                See accompanying notes to financial statements.


                                                                         60 & 61

                              FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period.

                                  Income (loss) from investment operations:                  Less distributions:
                                  ----------------------------------------  --------------------------------------------------------
                       Net asset
                         value,        Net      Net realized                Dividends      Distributions
                       beginning   investment  and unrealized  Total from     from           from net
                          of         income    gain (loss) on  investment  net investment     realized     Return of      Total
                       the period   (loss)(d)   investments    operations     income        capital gains   capital    distributions
                       ----------  ----------   -----------    ----------     ------        -------------   -------    -------------
INTERNATIONAL EQUITY
FUND (CONT'D)

Class C
6/30/2002(g)             $12.18     $(0.06)           $(0.72)     $(0.78)      $      --       $   --        $   --      $   --
12/31/2001                16.05      (0.20)            (3.67)      (3.87)             --           --            --          --
12/31/2000                24.78      (0.34)            (6.74)      (7.08)          (0.17)       (1.48)           --       (1.65)
12/31/1999                14.02      (0.15)            12.04       11.89              --        (1.13)           --       (1.13)
12/31/1998                13.74       0.05              0.75        0.80           (0.24)       (0.28)           --       (0.52)
12/31/1997                16.03      (0.03)            (1.17)      (1.20)             --        (1.09)           --       (1.09)

Class Y
6/30/2002(g)              13.11       0.02             (0.69)      (0.67)             --           --            --          --
12/31/2001                17.02      (0.02)            (3.89)      (3.91)             --           --            --          --
12/31/2000                25.81      (0.10)            (7.04)      (7.14)          (0.17)       (1.48)           --       (1.65)
12/31/1999                14.45       0.02             12.54       12.56           (0.07)       (1.13)           --       (1.20)
12/31/1998                14.35       0.25              0.77        1.02           (0.64)       (0.28)           --       (0.92)
12/31/1997                16.48       0.19             (1.23)      (1.04)             --        (1.09)           --       (1.09)

                                                                                 Ratios to average net assets:
                                                                          -------------------------------------------
                           Net asset                    Net assets,                        Expenses
                            value,           Total        end of                         after expense   Net investment    Portfolio
                            end of          return      the period        Expenses        reductions     income (loss)     turnover
                          the period        (%) (a)        (000)           (%) (b)        (%) (b)(c)       (%) (b)          rate (%)
                          ----------        -------        -----           -------        ----------       -------          --------
INTERNATIONAL EQUITY
FUND (CONT'D)

Class C
6/30/2002(g)               $11.40            (6.4)          $1,620            2.90            2.90           (1.03)              65
12/31/2001                  12.18           (24.1)           2,183            2.89            2.89           (1.50)             172
12/31/2000                  16.05           (29.1)           5,656            2.71            2.71           (1.76)             212
12/31/1999                  24.78            86.2(f)         1,267            2.75(e)         2.75(e)        (0.90)             229
12/31/1998                  14.02             5.9(f)           860            2.66(e)         2.66(e)         0.29              105
12/31/1997                  13.74            (8.0)(f)          843            2.50(e)         2.50(e)        (0.13)             154

Class Y
6/30/2002(g)                12.44            (5.1)           3,978            1.50            1.50            0.34               65
12/31/2001                  13.11           (23.0)           7,249            1.49            1.49           (0.11)             172
12/31/2000                  17.02           (28.2)          11,940            1.39            1.39           (0.44)             212
12/31/1999                  25.81            88.6(f)        14,441            1.55(e)         1.55(e)         0.10              229
12/31/1998                  14.45             7.3(f)         5,552            1.31(e)         1.31(e)         1.64              105
12/31/1997                  14.35            (6.7)(f)        4,752            1.15(e)         1.15(e)         1.22              154

(a) A sales charge for Class A and Class C shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in in total return calculations.

(b)   Computed on an annualized basis for periods less than one year.

(c) Certain Funds have entered into agreements with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.

(d) Per share net investment income (loss) has been calculated using the average shares outstanding during the period.

(e) The investment adviser agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement, expense ratios would have been higher.

(f) Had certain expenses not been reduced during the period, total returns would have been lower.

(g)   For the six months ended June 30, 2002 (unaudited).

                See accompanying notes to financial statements.


                                                                         62 & 63

                                    NOTES TO
                              FINANCIAL STATEMENTS

                         NOTES TO FINANCIAL STATEMENTS

For the Six Months Ended June 30, 2002 (unaudited)

1. Organization. CDC Nvest Funds Trust I, CDC Nvest Funds Trust II and CDC Nvest Funds Trust III (the "Trusts" and each a "Trust") are organized as Massachusetts business trusts. Each Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. Each Declaration of Trust permits the Trustees to issue an unlimited number of shares of the Trust in multiple series (individually, a "Fund" and, collectively, the "Funds"). Information presented in these financial statements pertains to the equity funds of the Trusts, the financial statements of the other Funds of the Trusts are presented in separate reports. The following table provides a list of the Funds included in this report.

CDC Nvest Funds Trust I:

CDC Nvest Large Cap Growth Fund (the "Large Cap Growth Fund")
CDC Nvest Capital Growth Fund (the "Capital Growth Fund")
CDC Nvest Targeted Equity Fund (the "Targeted Equity Fund")
CDC Nvest Balanced Fund (the "Balanced Fund")
CDC Nvest Jurika & Voyles Relative Value Fund (the "Relative Value Fund") CDC Nvest International Equity Fund (the "International Equity Fund")

CDC Nvest Funds Trust II:

CDC Nvest Growth and Income Fund (the "Growth and Income Fund")

CDC Nvest Funds Trust III:
CDC Nvest Large Cap Value Fund (the "Large Cap Value Fund")
CDC Nvest Mid Cap Growth Fund (the "Mid Cap Growth Fund")
CDC Nvest Select Fund (the "Select Fund")
CDC Nvest Jurika & Voyles Small Cap Growth Fund (the "Small Cap Growth Fund")

Each Fund offers Class A, Class B, and Class C shares. Large Cap Growth Fund, Targeted Equity Fund, Growth and Income Fund, Balanced Fund, Relative Value Fund, Small Cap Growth Fund and International Equity Fund also offer Class Y shares. Class A shares are sold with a maximum front end sales charge of 5.75%. Class B shares do not pay a front end sales charge, but pay a higher ongoing distribution fee than Class A shares for eight years (at which point they automatically convert to Class A shares), and are subject to a contingent deferred sales charge ("CDSC") if those shares are redeemed within six years of purchase (or five years if purchased before May 1, 1997). Class C shares are sold with a maximum front end sales charge of 1.00%, do not convert to any other class of shares and pay a higher ongoing distribution fee than Class A shares and may be subject to a CDSC of 1.00% if those shares are redeemed within one year. Class Y shares do not pay a front end sales charge, a CDSC or distribution fees. They are intended for institutional investors with a minimum initial investment of $1,000,000.

Expenses of a Fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the Rule 12b-1 service and distribution fees and transfer agent fees applicable to such class), and votes as a class only with respect to its own Rule 12b-1 Plan. Shares of each class would receive their pro rata share of the net assets of a Fund, if the Fund were liquidated. The Trustees approve separate dividends from net investment income on each class of shares.

2. Significant Accounting Policies. The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. The Funds' financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Security Valuation. Equity securities are valued on the basis of valuations furnished to the Fund by a pricing service which has been authorized by the Trustees. The pricing service provides the last reported sale price for securities listed on an applicable securities exchange or on the NASDAQ national market system, or, if no sale was reported and in the case of over-the-counter securities not so listed, the last reported bid price. Debt securities (other than short-term obligations with a remaining maturity of less than sixty days) are valued on the basis of valuations furnished by a pricing service authorized by the Board of Trustees, which service determines valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Short-term obligations with a remaining maturity of less than sixty days are stated at amortized cost, which approximates market value. All other securities and assets are valued at their fair value as determined in good faith by the Fund's investment adviser and subadviser, under the supervision of the Fund's Trustees.

b. Security Transactions and Related Investment Income. Security transactions are accounted for on trade date. Dividend income is recorded on ex-dividend date and interest income is recorded on an accrual basis. Interest income is increased by the accretion of discount and decreased by the amortization of premium. Investment income is recorded net of foreign taxes withheld when recovery of such taxes is uncertain. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis.

c. Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from fluctuations arising from changes in market prices of the investment securities. Such changes are included with the net realized and unrealized gain or loss on investments.

For the Six Months Ended June 30, 2002 (unaudited)

Net realized foreign exchange gains or losses arise from: sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities at the end of the fiscal periods, resulting from changes in exchange rates.

d. Forward Foreign Currency Contracts. The International Equity Fund may use foreign currency contracts to facilitate transactions in foreign securities and to manage the Fund's currency exposure. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell are used to hedge the Fund's investments against currency fluctuation. Also, a contract to buy or sell can offset a previous contract. These contracts involve market risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. The U.S. dollar value of the currencies the Fund has committed to buy or sell (if any) is shown in the portfolio composition under the caption "Forward Currency Contracts Outstanding." These amounts represent the aggregate exposure to each currency the Fund has acquired or hedged through currency contracts outstanding at period end.

All contracts are "marked-to-market" daily at the applicable exchange rates and any gains or losses are recorded for financial statement purposes as unrealized until settlement date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

e. Federal and Foreign Income Taxes. The Trusts treat each Fund as a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains, at least annually. Accordingly, no provision for federal income tax has been made. A Fund may be subject to foreign taxes on income and gains on investments that are accrued based upon the Fund's understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign governments may also impose taxes or other payments on investments with respect to foreign securities, such taxes are accrued as applicable.

f. Dividends and Distributions to Shareholders. Dividends and distributions are recorded on ex-dividend date. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for book and tax purposes of items such as distributions from real estate investment trusts, net operating losses, pay-downs on mortgage-backed securities, non-deductible expenses, foreign currency transactions and gains realized from passive foreign investment companies. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital accounts. Distributions from net investment income and short-term capital gains are considered to be ordinary income for tax purposes.

Effective May 1, 2002, the dividend payment frequency has changed for Large Cap Value Fund from quarterly to annually and for Growth and Income Fund from semiannually to annually.

g. Repurchase Agreements. Each Fund, through its custodian, receives delivery of the underlying securities collateralizing repurchase agreements. It is each Fund's policy that the market value of the collateral be at least equal to 100% of the repurchase price, including interest. Each Fund's subadviser (adviser for the Targeted Equity Fund) is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price, including interest. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty including possible delays or restrictions upon a Fund's ability to dispose of the underlying securities.

h. Organization Expense. Costs incurred by Small Cap Growth Fund in connection with the Fund's organization and initial registration, amounting to $21,223 in the aggregate, are being amortized over 60 months.

3. Purchases and Sales of Securities. For the six months ended June 30, 2002, purchases and sales of securities (excluding U.S. Government/Agency securities and short-term investments) were as follows:

Fund                                               Purchases               Sales
----                                               ---------               -----
Large Cap Growth Fund                         $    8,608,347      $   17,331,609
Capital Growth Fund                               60,660,993          76,483,671
Targeted Equity Fund                           1,179,247,514       1,277,693,896
Growth and Income Fund                           489,721,993         538,360,220
Balanced Fund                                     48,441,379          58,711,059
Relative Value Fund                                3,964,214           5,198,145
Large Cap Value Fund                               1,931,551           2,198,141
Mid Cap Growth Fund                               10,674,115          10,164,509
Select Fund                                      118,415,814           8,103,135
Small Cap Growth Fund                             20,507,273          24,168,921
International Equity Fund                         34,610,770          44,677,648

For the six months ended June 30, 2002, purchases and sales of U.S. Government/Agency securities by Balanced Fund were $16,548,074 and $20,369,689, respectively.

For the Six Months Ended June 30, 2002 (unaudited)

4. Management Fees and Other Transactions with Affiliates.

a. Management Fees. CDC IXIS Asset Management Advisers, L.P. ("CDC IXIS Advisers") is the investment adviser to each of the Funds except the Targeted Equity Fund. Capital Growth Management Limited Partnership ("CGM") is the investment adviser to the Targeted Equity Fund. Under the terms of the management agreements, each Fund pays a management fee at the following annual rates, calculated daily and payable monthly, based on each Fund's average daily net assets:

                                                      Percentage of Average Daily Net Assets
                                 ------------------------------------------------------------------------------
                                     First             Next            Next            Next             Over
Fund                             $200 million     $300 million     $500 million     $1 billion       $2 billion
                                 ------------     ------------     ------------     ----------       ----------
Large Cap Growth Fund                0.900%           0.900%           0.900%           0.900%           0.900%
Capital Growth Fund                  0.750%           0.700%           0.650%           0.650%           0.650%
Targeted Equity Fund                 0.750%           0.700%           0.650%           0.650%           0.600%
Growth and Income Fund               0.700%           0.650%           0.600%           0.600%           0.600%
Balanced Fund                        0.750%           0.700%           0.650%           0.650%           0.650%
Relative Value Fund                  0.850%           0.850%           0.800%           0.800%           0.800%
Large Cap Value Fund                 0.700%           0.650%           0.600%           0.600%           0.600%
Mid Cap Growth Fund                  0.950%           0.950%           0.950%           0.825%           0.825%
Select Fund                          1.000%           1.000%           1.000%           0.950%           0.950%
Small Cap Growth Fund                0.950%           0.900%           0.850%           0.850%           0.850%
International Equity Fund            0.900%           0.850%           0.800%           0.800%           0.800%

For the six months ended June 30, 2002, the management fees and waivers for each Fund were as follows:

                                                                                    Percentage of Average
                              Gross          Waiver of           Net                  Daily Net Assets*
                            Management       Management      Management            ----------------------
Fund                           Fee              Fee              Fee               Gross             Net
                           ----------       ----------       ----------            -----            -----
Large Cap Growth Fund      $  209,699       $  209,699       $       --            0.900%           0.000%
Capital Growth Fund           457,957               --          457,957            0.750%           0.750%
Targeted Equity Fund        3,578,809               --        3,578,809            0.683%           0.683%
Growth and Income Fund      1,108,714               --        1,108,714            0.680%           0.680%
Balanced Fund                 524,662           21,103          503,559            0.750%           0.720%
Relative Value Fund           109,379          109,379               --            0.850%           0.000%
Large Cap Value Fund           71,990           68,284            3,706            0.700%           0.036%
Mid Cap Growth Fund            44,515           44,515               --            0.950%           0.000%
Select Fund                 1,021,260           22,678          998,582            1.000%           0.978%
Small Cap Growth Fund         119,843           84,629           35,214            0.950%           0.279%
International Equity Fund     247,997               --          247,997            0.900%           0.900%

*Annualized

CDC IXIS Advisers has entered into subadviser agreements for each Fund listed below. Payments to CDC IXIS Advisers are reduced by payments to the subadvisers.

Large Cap Growth Fund           Vaughan, Nelson, Scarborough & McCullough, L.P.
Capital Growth Fund             Westpeak Global Advisors, L.P.
Growth and Income Fund          Harris Associates L.P.
Balanced Fund                   Loomis, Sayles & Company, L.P.
                                Jurika & Voyles, L.P.
Relative Value Fund             Jurika & Voyles, L.P.
Large Cap Value Fund            Vaughan, Nelson, Scarborough & McCullough, L.P.
Mid Cap Growth Fund             Loomis, Sayles & Company, L.P.
Select Fund                     Harris Associates, L.P.
Small Cap Growth Fund           Jurika & Voyles, L.P.
International Equity Fund       Loomis, Sayles & Company, L.P.

CDC IXIS Advisers and each of the subadvisers are wholly-owned subsidiaries of CDC IXIS Asset Management North America, L.P. CGM is a 50% owned subsidiary of CDC IXIS Asset Management North America, L.P. Certain officers and directors of CDC IXIS Advisers are also officers or Trustees of the Funds.

On May 10, 2002, the Board of Trustees of CDC Nvest Funds Trust II approved the Growth and Income Fund to change subadvisers from Westpeak Global Advisors, L.P. to Harris Associates L.P. The change of subadvisers takes effect as of July 1, 2002.

b. Accounting and Administrative Expense. CDC IXIS Asset Management Services, Inc. ("CIS"), a wholly owned subsidiary of CDC IXIS Asset Management North America, L.P., performs certain accounting and administrative services for the Funds and has subcontracted with Investors Bank & Trust Company to serve as subadministrator. Pursuant to an agreement among the Trusts, CDC Nvest Cash Management Trust, CDC Nvest Tax Exempt Money Market Trust, CDC Nvest Companies Trust I and CIS, each Fund pays CIS its pro rata portion of a group fee for these services representing the higher amount based on the following calculations:

      (1)   Percentage of Eligible Average Daily Net Assets

                    First                 Next                  Over
                 $5 billion            $5 billion            $10 billion
                 ----------            ----------            -----------
                   0.0350%               0.0325%               0.0300%

      or

      (2) Each Fund's pro rata portion, based on eligible assets, of the annual aggregate minimum fee of $2.5 million. Funds that became effective after January 1, 2001, pay the higher amount of the asset based fee or an annual fee of $70,000.

For the Six Months Ended June 30, 2002 (unaudited)

For the six months ended June 30, 2002, fees paid to CIS for accounting and administrative expense were as follows:

                                         Accounting
                                            And           Percentage of Average
Fund                                   Administrative        Daily Net Assets*
----                                   --------------        -----------------
Large Cap Growth Fund                  $   35,098                 0.151%
Capital Growth Fund                        30,787                 0.051%
Targeted Equity Fund                      261,943                 0.050%
Growth and Income Fund                     81,572                 0.050%
Balanced Fund                              35,393                 0.051%
Relative Value Fund                        35,098                 0.273%
Large Cap Value Fund                        5,531                 0.054%
Mid Cap Growth Fund                        32,042                 0.684%
Select Fund                                42,322                 0.041%
Small Cap Growth Fund                       6,732                 0.053%
International Equity Fund                  14,097                 0.051%
*Annualized

c. Transfer Agent Fees. CIS is the transfer and shareholder servicing agent for each Fund and has subcontracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. Each Fund pays CIS service fees for servicing shareholder accounts. Class A, B and C shareholders pay service fees monthly representing the higher amount based on the following calculations:

      (1) Annual aggregate fee determined by applying an annual fee rate (see schedule below) to the eligible average daily net assets. Eligible assets are the average daily net assets of all non-networked accounts in equity funds offered within the CDC Nvest Family of Funds for which there are exchange privileges among the Funds.

               First                  Next                Over
            $5.7 billion           $5 billion          $10.7 billion
            ------------           ----------          -------------
               0.184%                 0.180%              0.175%

            Each Class of shares is subject to an annual class minimum of $18,000.

            or

      (2) An allocated portion, based on eligible assets, of an annual aggregate minimum fee of $10.1 million.

In addition, pursuant to other servicing agreements, Class A, B and C shareholders pay service fees to other firms that provide similar services for their own shareholder accounts.

Class Y shareholders pay service fees monthly at an annual rate of 0.10% of their average daily net assets.

CIS and BFDS and other firms are also reimbursed by the Funds for out-of-pocket expenses. For the six months ended June 30, 2002, amounts paid to CIS as compensation for its services as transfer agent were as follows:

                                                   Transfer Agent
Fund                                                    Fee
----                                                    ---
Large Cap Growth Fund                               $   67,463
Capital Growth Fund                                    190,406
Targeted Equity Fund                                 1,556,886
Growth and Income Fund                                 451,676
Balanced Fund                                          174,653
Relative Value Fund                                     39,326
Large Cap Value Fund                                    29,988
Mid Cap Growth Fund                                     27,000
Select Fund                                            202,973
Small Cap Growth Fund                                   33,434
International Equity Fund                               81,234

d. Service and Distribution Fees. Pursuant to Rule 12b-1 under the 1940 Act, the Trusts have adopted a Service Plan relating to each Fund's Class A shares (the "Class A Plan") and Service and Distribution Plans relating to each Fund's Class B and Class C shares (the "Class B and Class C Plans").

Under the Class A Plan, the Fund pays CDC IXIS Asset Management Distributors, L.P. ("CDC IXIS Distributors"), the Fund's distributor (a wholly owned subsidiary of CDC IXIS Asset Management North America, L.P. ), a monthly service fee at the annual rate of 0.25% of the average daily net assets attributable to the Fund's Class A shares, as reimbursement for expenses incurred by CDC IXIS Distributors in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts.

Under the Class B and Class C Plans, each Fund pays CDC IXIS Distributors a monthly service fee at the annual rate of 0.25% of the average daily net assets attributable to the Fund's Class B and Class C shares, as compensation for services provided and expenses incurred by CDC IXIS Distributors in providing personal services to investors in Class B and Class C shares and/or the maintenance of shareholder accounts.

For the Six Months Ended June 30, 2002 (unaudited)

Also under the Class B and Class C Plans, each Fund pays CDC IXIS Distributors a monthly distribution fee at the annual rate of 0.75% of the average daily net assets attributable to the Fund's Class B and Class C shares, as compensation for services provided and expenses incurred by CDC IXIS Distributors in connection with the marketing or sale of Class B and Class C shares.

For the six months ended June 30, 2002, the Funds paid the following service and distribution fees:

                                             Service Fee                            Distribution Fee
                           --------------------------------------------       ---------------------------
Fund                          Class A          Class B          Class C          Class B          Class C
----                          -------          -------          -------          -------          -------
Large Cap Growth Fund      $   28,476       $   25,490       $    2,995       $   76,469       $    8,986
Capital Growth Fund           113,409           37,300            1,930          111,902            5,791
Targeted Equity Fund        1,201,257           93,056            5,052          279,167           15,154
Growth and Income Fund        242,803          136,304           11,712          408,913           35,136
Balanced Fund                  88,774           31,672            1,683           95,015            5,048
Relative Value Fund             1,288               41               17              122               52
Large Cap Value                12,311           12,315            1,084           36,945            3,252
Mid Cap Growth                  5,480            5,058            1,177           15,172            3,530
Select Fund                    75,562          102,065           77,688          306,196          233,063
Small Cap Growth Fund           7,026            7,674              751           23,021            2,251
International Equity Fund      39,923           19,086            2,347           57,256            7,041

Prior to September 13, 1993 for Capital Growth Fund, Balanced Fund and International Equity Fund and June 1, 1993 for Targeted Equity Fund, to the extent that reimbursable expenses of CDC IXIS Distributors in prior years exceeded the maximum amount payable under the Plan for that year, such expenses could be carried forward for reimbursement in future years in which the Class A Plan remains in effect. Unreimbursed expenses carried forward at June 30, 2002 are as follows:

Fund
Capital Growth Fund        $  563,284
Targeted Equity Fund        2,030,882
Balanced Fund               2,041,399
International Equity Fund     514,256

Commissions (including contingent deferred sales charges) on Fund shares paid to CDC IXIS Distributors by investors in shares of the Funds during the six months ended June 30, 2002 were as follows:

Fund
Large Cap Growth Fund      $   80,155
Capital Growth Fund            98,486
Targeted Equity Fund          391,476
Growth and Income Fund        306,255
Balanced Fund                  73,430
Relative Value Fund             1,596
Large Cap Value Fund           34,276
Mid Cap Growth Fund            27,211
Select Fund                 1,197,892
Small Cap Growth Fund          24,994
International Equity Fund      50,568

f. Trustees Fees and Expenses. The Fund does not pay any compensation directly to their officers or Trustees who are directors, officers or employees of CDC IXIS Advisers, CDC IXIS Distributors, CDC IXIS Asset Management North America L.P., CIS or their affiliates. Each other Trustee receives a retainer fee at the annual rate of $45,000 and meeting attendance fees of $4,500 for each meeting of the Board of Trustees attended. Each committee member receives an additional retainer fee at the annual rate of $7,000 while each committee chairman receives a retainer fee (beyond the $7,000 fee) at the annual rate of $5,000. The retainer fees assume four Board or Committee meetings per year; Trustees are compensated for each additional committee and board meeting, in excess of four meetings per year, at the rate of $1,750 and $4,500, respectively. These fees are allocated to the various CDC Nvest Funds based on a formula that takes into account, among other factors, the relative net assets of each Fund.

A deferred compensation plan (the "Plan") is available to the Trustees on a voluntary basis. Each participating Trustee will receive an amount equal to the value that such deferred compensation would have been had it been invested in a designated Fund or certain other CDC Nvest Funds on the normal payment date. Deferred amounts remain in the Funds until distributed in accordance with the Plan.

For the Six Months Ended June 30, 2002 (unaudited)

5. Capital Shares. Each Fund may issue an unlimited number of shares of beneficial interest. Transactions in capital shares were as follows:

                                                                                  Large Cap Growth Fund
                                                          ------------------------------------------------------------------------
                                                                                     For the period
                                                            Six Months Ended      October 1, 2001 through         Year Ended
                                                             June 30, 2002         December 31, 2001 (a)    September 30, 2001 (a)
                                                             -------------         ---------------------    ----------------------
                                                          Shares        Amount     Shares        Amount      Shares         Amount
                                                          ------        ------     ------        ------      ------         ------
Class A
  Shares sold .........................................   147,921   $ 1,844,250     64,336   $   876,119     717,163   $ 12,809,760
  Shares Issued in connection with the reinvestment of:
    Dividends from net investment income ..............        --            --         --            --          --             --
    Distributions from net realized gain ..............        --            --         --            --     348,180      6,204,561
                                                         --------   -----------   --------   -----------  ----------   ------------
                                                          147,921     1,844,250     64,336       876,119   1,065,343     19,014,321
    Shares repurchased ................................  (586,059)   (7,029,514)  (283,145)   (3,844,814) (3,590,481)   (62,510,964)
                                                         --------   -----------   --------   -----------  ----------   ------------
    Net decrease ......................................  (438,138)  $(5,185,264)  (218,809)  $(2,968,695) (2,525,138)  $(43,496,643)
                                                         --------   -----------   --------   -----------  ----------   ------------
Class B
  Shares sold .........................................    74,060   $   899,004     36,462   $   495,303     668,197   $ 11,535,951
  Shares Issued in connection with the reinvestment of:
    Dividends from net investment income ..............        --            --         --            --          --             --
    Distributions from net realized gain ..............        --            --         --            --     129,881      2,294,996
                                                         --------   -----------   --------   -----------  ----------   ------------
                                                           74,060       899,004     36,462       495,303     798,078     13,830,947
    Shares repurchased ................................  (254,976)   (3,023,515)  (135,018)   (1,808,744)   (588,332)    (9,134,751)
                                                         --------   -----------   --------   -----------  ----------   ------------
    Net increase (decrease) ...........................  (180,916)  $(2,124,511)   (98,556)  $(1,313,441)    209,746   $  4,696,196
                                                         --------   -----------   --------   -----------  ----------   ------------
Class C
  Shares sold .........................................     7,093   $    91,038      5,761   $    78,878     126,239   $  2,109,406
  Shares Issued in connection with the reinvestment of:
    Dividends from net investment income ..............        --            --         --            --          --             --
    Distributions from net realized gain ..............        --            --         --            --      13,269        234,468
                                                         --------   -----------   --------   -----------  ----------   ------------
                                                            7,093        91,038      5,761        78,878     139,508      2,343,874
                                                         --------   -----------   --------   -----------  ----------   ------------
    Shares repurchased ................................   (55,239)     (666,645)   (64,731)     (866,069)   (163,692)    (2,468,578)
                                                         --------   -----------   --------   -----------  ----------   ------------
    Net decrease ......................................   (48,146)  $  (575,607)   (58,970)  $  (787,191)    (24,184)  $   (124,704)
                                                         --------   -----------   --------   -----------  ----------   ------------
Class Y
  Shares sold .........................................    15,689   $   192,171      7,922   $   107,634      88,119   $  1,477,323
  Shares Issued in connection with the reinvestment of:
    Dividends from net investment income ..............        --            --         --            --          --             --
    Distributions from net realized gain ..............        --            --         --            --       5,900        105,486
                                                         --------   -----------   --------   -----------  ----------   ------------
                                                           15,689       192,171      7,922       107,634      94,019      1,582,809
    Shares repurchased ................................   (18,787)     (236,301)   (22,487)     (301,356)    (73,955)    (1,216,548)
                                                         --------   -----------   --------   -----------  ----------   ------------
    Net increase (decrease) ...........................    (3,098)  $   (44,130)   (14,565)  $  (193,722)     20,064   $    366,261
                                                         --------   -----------   --------   -----------  ----------   ------------
    Decrease derived from capital shares transactions .  (670,298)  $(7,929,512)  (390,900)  $(5,263,049) (2,319,512)  $(38,558,890)
                                                         ========   ===========   ========   ===========  ==========   ============

                                                                        Capital Growth Fund
                                                          ------------------------------------------------
                                                           Six Months Ended             Year Ended
                                                            June 30, 2002             December 31, 2001
                                                            -------------             -----------------
                                                          Shares       Amount        Shares         Amount
                                                          ------       ------        ------         ------
Class A
  Shares sold .......................................     537,023   $  6,191,367     1,055,218   $ 13,148,699
  Shares Issued in connection with the reinvestment of:
    Dividends from net investment income .............         --             --            --             --
    Distributions from net realized gain .............         --             --        22,408        272,010
                                                       ----------   ------------    ----------   ------------
                                                          537,023      6,191,367     1,077,626     13,420,709
    Shares repurchased ..............................  (1,179,236)   (13,388,862)   (2,365,014)   (30,219,377)
                                                       ----------   ------------    ----------   ------------
    Net decrease ....................................    (642,213)  $ (7,197,495)   (1,287,388)  $(16,798,668)
                                                       ----------   ------------    ----------   ------------
Class B
  Shares sold .......................................     122,444   $  1,249,482       371,713   $  4,321,421
  Shares Issued in connection with the reinvestment of:
    Dividends from net investment income ............          --             --            --             --
    Distributions from net realized gain ............          --             --        10,307        111,634
                                                       ----------   ------------    ----------   ------------
                                                          122,444      1,249,482       382,020      4,433,055
    Shares repurchased ..............................    (856,364)    (8,706,936)   (1,265,123)   (14,453,783)
                                                       ----------   ------------    ----------   ------------
    Net increase (decrease) .........................    (733,920)  $ (7,457,454)     (883,103)  $(10,020,728)
                                                       ----------   ------------    ----------   ------------
Class C
  Shares sold .......................................      11,402   $    117,708        34,361   $    393,899
  Shares Issued in connection with the reinvestment of:
    Dividends from net investment income ............          --             --            --             --
    Distributions from net realized gain ............          --             --           470          5,079
                                                       ----------   ------------    ----------   ------------
                                                           11,402        117,708        34,831        398,978
    Shares repurchased ..............................     (27,919)      (286,872)      (54,929)      (635,589)
                                                       ----------   ------------    ----------   ------------
    Net decrease ....................................     (16,517)  $   (169,164)      (20,098)  $   (236,611)
                                                       ----------   ------------    ----------   ------------
Class Y
  Shares sold .......................................          --   $         --            --   $         --
  Shares Issued in connection with the reinvestment of:
    Dividends from net investment income ............          --             --            --             --
    Distributions from net realized gain ............          --             --            --             --
                                                       ----------   ------------    ----------   ------------
                                                               --             --            --             --
    Shares repurchased ..............................          --             --            --             --
                                                       ----------   ------------    ----------   ------------
    Net increase (decrease) .........................          --   $         --            --   $         --
                                                       ----------   ------------    ----------   ------------
    Decrease derived from capital shares transactions  (1,392,650)  $(14,824,113)   (2,190,589)  $(27,056,007)
                                                       ==========   ============    ==========   ============

                                                                            Targeted Equity Fund
                                                         ------------------------------------------------------
                                                             Six Months Ended                 Year Ended
                                                              June 30, 2002                December 31, 2001
                                                              -------------                -----------------
                                                          Shares           Amount        Shares          Amount
                                                          ------           ------        ------          ------
Class A
  Shares sold ......................................    1,735,526      $ 13,444,896     4,625,921   $  37,397,822
  Shares Issued in connection with the reinvestment of:
    Dividends from net investment income ...........           --                --       588,286       4,641,577
    Distributions from net realized gain ...........           --                --            --              --
                                                       -----------      ------------   -----------   -------------
                                                         1,735,526        13,444,896     5,214,207      42,039,399
    Shares repurchased .............................   (12,553,405)      (97,569,551)  (26,670,516)   (210,005,714)
                                                       -----------      ------------   -----------   -------------
    Net decrease ....................................  (10,817,879)     $(84,124,655)  (21,456,309)  $(167,966,315)
                                                       -----------      ------------   -----------   -------------
Class B
  Shares sold .......................................      417,512      $  3,095,600     1,033,167   $   7,768,966
  Shares Issued in connection with the reinvestment of:
    Dividends from net investment income ............           --                --        47,010         355,864
    Distributions from net realized gain ............           --                --            --              --
                                                       -----------      ------------   -----------   -------------
                                                           417,512         3,095,600     1,080,177       8,124,830
    Shares repurchased ..............................   (1,350,655)      (10,032,386)   (2,507,370)    (18,748,868)
                                                       -----------      ------------   -----------   -------------
    Net increase (decrease) .........................     (933,143)     $ (6,936,786)   (1,427,193)  $ (10,624,038)
                                                       -----------      ------------   -----------   -------------
Class C
  Shares sold .......................................       25,383      $    189,486        97,093   $     747,803
  Shares Issued in connection with the reinvestment of:
    Dividends from net investment income ............           --                --         1,961          14,842
    Distributions from net realized gain ............           --                --            --              --
                                                       -----------      ------------   -----------   -------------
                                                            25,383           189,486        99,054         762,645
    Shares repurchased ..............................      (49,515)         (368,774)     (188,267)     (1,437,665)
                                                       -----------      ------------   -----------   -------------
    Net decrease ....................................      (24,132)     $   (179,288)      (89,213)  $    (675,020)
                                                       -----------      ------------   -----------   -------------
Class Y
  Shares sold .......................................       38,463      $    301,445       102,858   $     807,171
  Shares Issued in connection with the reinvestment of:
    Dividends from net investment income ............           --                --         5,087          40,392
    Distributions from net realized gain ............           --                --            --              --
                                                       -----------      ------------   -----------   -------------
                                                            38,463           301,445       107,945         847,563
    Shares repurchased ..............................     (152,011)       (1,188,631)     (297,678)     (2,366,110)
                                                       -----------      ------------   -----------   -------------
    Net increase (decrease) .........................     (113,548)     $   (887,186)     (189,733)  $  (1,518,547)
                                                       -----------      ------------   -----------   -------------
    Decrease derived from capital shares transactions  (11,888,702)     $(92,127,915)  (23,162,448)  $(180,783,920)
                                                       ===========      ============   ===========   =============

(a) Financial Information for Kobrick Growth Fund which was reorganized into CDC Nvest Large Cap Growth Fund on November 16, 2001.


                                                                         70 & 71

For the Six Months Ended June 30, 2002 (unaudited)

                                                                         Growth and Income Fund
                                                            --------------------------------------------------
                                                              Six Months Ended                Year Ended
                                                                June 30, 2002              December 31, 2001
                                                            ---------------------        ---------------------
                                                            Shares         Amount        Shares         Amount
                                                            ------         ------        ------         ------
Class A
  Shares sold .........................................     573,305   $  6,612,889     2,062,745   $ 25,706,467
  Shares Issued in connection with the reinvestment of:
    Dividends from net investment income ..............          --             --            --             --
    Distributions from net realized gain ..............          --             --            --             --
                                                         ----------   ------------    ----------   ------------
                                                            573,305      6,612,889     2,062,745     25,706,467
  Shares repurchased ..................................  (2,768,887)   (31,465,367)   (5,231,087)   (64,972,389)
                                                         ----------   ------------    ----------   ------------
  Net decrease ........................................  (2,195,582)  $(24,852,478)   (3,168,342)  $(39,265,922)
                                                         ----------   ------------    ----------   ------------
Class B
  Shares sold .........................................     302,907   $  3,355,014       942,184   $ 11,377,030
  Shares Issued in connection with the reinvestment of:
    Dividends from net investment income ..............          --             --            --             --
                                                         ----------   ------------    ----------   ------------
                                                            302,907      3,355,014       942,184     11,377,030
  Shares repurchased ..................................  (1,759,105)   (19,386,601)   (2,726,089)   (32,387,884)
                                                         ----------   ------------    ----------   ------------
  Net decrease ........................................  (1,456,198)  $(16,031,587)   (1,783,905)  $(21,010,854)
                                                         ----------   ------------    ----------   ------------
Class C
  Shares sold .........................................      25,011   $    278,296       163,720   $  2,000,380
  Shares Issued in connection with the reinvestment of:
    Dividends from net investment income ..............          --             --            --             --
                                                         ----------   ------------    ----------   ------------
                                                             25,011        278,296       163,720      2,000,380
  Shares repurchased ..................................    (178,517)    (1,973,131)     (682,118)    (8,083,997)
                                                         ----------   ------------    ----------   ------------
  Net decrease ........................................    (153,506)  $ (1,694,835)     (518,398)  $ (6,083,617)
                                                         ----------   ------------    ----------   ------------
Class Y
  Shares sold .........................................     290,855   $  3,420,392       536,860   $  7,211,722
  Shares issued - merger ..............................          --             --            --             --
  Shares Issued in connection with the reinvestment of:
    Dividends from net investment income ..............          --             --            --             --
    Distributions from net realized gain ..............          --             --            --             --
                                                         ----------   ------------    ----------   ------------
                                                            290,855      3,420,392       536,860      7,211,722
  Shares repurchased ..................................    (152,644)    (1,783,787)     (267,927)    (3,334,704)
                                                         ----------   ------------    ----------   ------------
  Net increase ........................................     138,211   $  1,636,605       268,933   $  3,877,018
                                                         ----------   ------------    ----------   ------------
  Decrease derived from capital shares transactions ...  (3,667,075)  $(40,942,295)   (5,201,712)  $(62,483,375)
                                                         ==========   ============    ==========   ============

                                                                                 Balanced Fund
                                                             --------------------------------------------------
                                                                Six Months Ended               Year Ended
                                                                  June 30, 2002             December 31, 2001
                                                             ---------------------        ---------------------
                                                             Shares         Amount        Shares         Amount
                                                             ------         ------        ------         ------
Class A
  Shares sold .........................................      385,350   $  3,638,268       513,132   $  4,954,670
  Shares Issued in connection with the reinvestment of:
    Dividends from net investment income ..............       38,888        366,145       132,216      1,279,105
    Distributions from net realized gain ..............           --             --            --             --
                                                          ----------   ------------    ----------   ------------
                                                             424,238      4,004,413       645,348      6,233,775
  Shares repurchased ..................................     (936,841)    (8,813,231)   (2,267,482)   (22,274,701)
                                                          ----------   ------------    ----------   ------------
  Net decrease ........................................     (512,603)  $ (4,808,818)   (1,622,134)  $(16,040,926)
                                                          ----------   ------------    ----------   ------------
Class B
  Shares sold .........................................       95,485   $    900,476       276,607   $  2,708,455
  Shares Issued in connection with the reinvestment of:
    Dividends from net investment income ..............        3,752         35,539        17,951        177,217
                                                          ----------   ------------    ----------   ------------
                                                              99,237        936,015       294,558      2,885,672
  Shares repurchased ..................................     (664,747)    (6,288,990)   (1,017,696)    (9,930,751)
                                                          ----------   ------------    ----------   ------------
  Net decrease ........................................     (565,510)  $ (5,352,975)     (723,138)  $ (7,045,079)
                                                          ----------   ------------    ----------   ------------
Class C
  Shares sold .........................................        5,364   $     50,502        18,560   $    187,397
  Shares Issued in connection with the reinvestment of:
    Dividends from net investment income ..............          209          1,966           903          8,870
                                                          ----------   ------------    ----------   ------------
                                                               5,573         52,468        19,463        196,267
  Shares repurchased ..................................       (8,715)       (81,865)      (63,709)      (628,357)
                                                          ----------   ------------    ----------   ------------
  Net decrease ........................................       (3,142)  $    (29,397)      (44,246)  $   (432,090)
                                                          ----------   ------------    ----------   ------------
Class Y
  Shares sold .........................................    1,126,415   $ 10,622,590       222,722   $  2,148,493
  Shares issued - merger ..............................           --             --     3,661,941     34,040,542
  Shares Issued in connection with the reinvestment of:
    Dividends from net investment income ..............       37,852        352,336        74,800        707,905
    Distributions from net realized gain ..............           --             --            --             --
                                                          ----------   ------------    ----------   ------------
                                                           1,164,267     10,974,926     3,959,463     36,896,940
  Shares repurchased ..................................   (1,595,946)   (15,044,758)   (1,911,519)   (18,274,878)
                                                          ----------   ------------    ----------   ------------
  Net increase ........................................     (431,679)  $ (4,069,832)    2,047,944   $ 18,622,062
                                                          ----------   ------------    ----------   ------------
  Decrease derived from capital shares transactions ...   (1,512,934)  $(14,261,022)     (341,574)  $ (4,896,033)
                                                          ==========   ============    ==========   ============


                                                                         72 & 73

For the Six Months Ended June 30, 2002 (unaudited)

                                                                               Jurika & Voyles Relative Value Fund
                                                               ---------------------------------------------------------------------
                                                                                       For the period
                                                                Six Months Ended     July 1, 2001 through         Year Ended
                                                                 June 30, 2002      December 31, 2001(a)(b)     June 30, 2001(a)
                                                               ------------------   -----------------------     ----------------
                                                               Shares      Amount      Shares     Amount       Shares     Amount
                                                               ------      ------      ------     ------       ------     ------
Class A
  Shares sold .............................................    29,056   $   369,458    86,080   $ 1,227,351        --   $        --
  Shares Issued in connection with the reinvestment of:
    Dividends from net investment income ..................        --            --        --            --        --            --
    Distributions from net realized gain ..................        --            --    12,338       155,709        --            --
                                                             --------   -----------   -------   -----------   -------   -----------
                                                               29,056       369,458    98,418     1,383,060        --            --
  Shares repurchased ......................................   (36,580)     (463,922)       --            --        --            --
                                                             --------   -----------   -------   -----------   -------   -----------
  Net increase (decrease) .................................    (7,524)  $   (94,464)   98,418   $ 1,383,060        --   $        --
                                                             --------   -----------   -------   -----------   -------   -----------
Class B
  Shares sold .............................................     7,722   $    98,826         1   $        15        --   $        --
  Shares Issued in connection with the reinvestment of:
    Dividends from net investment income ..................        --            --        --            --        --            --
                                                             --------   -----------   -------   -----------   -------   -----------
                                                                7,722        98,826         1            15        --            --
  Shares repurchased ......................................        (2)          (19)       --            --        --            --
                                                             --------   -----------   -------   -----------   -------   -----------
  Net increase (decrease) .................................     7,720   $    98,807         1   $        15        --   $        --
                                                             --------   -----------   -------   -----------   -------   -----------
Class C
  Shares sold .............................................     1,932   $    24,616         1   $        15        --   $        --
  Shares Issued in connection with the reinvestment of:
    Dividends from net investment income ..................        --            --        --            --        --            --
                                                             --------   -----------   -------   -----------   -------   -----------
                                                                1,932        24,616         1            15        --            --
  Shares repurchased ......................................        --            --        --            --        --            --
                                                             --------   -----------   -------   -----------   -------   -----------
  Net increase (decrease) .................................     1,932   $    24,616         1   $        15        --   $        --
                                                             --------   -----------   -------   -----------   -------   -----------
Class Y
  Shares sold .............................................    45,656   $   593,101    97,090   $ 1,390,709   172,383   $ 2,861,688
  Shares Issued in connection with the reinvestment of:
    Dividends from net investment income ..................        --            --        --            --   254,897     4,009,533
    Distributions from net realized gain ..................        --            --   249,781     3,149,734        --            --
                                                             --------   -----------   -------   -----------   -------   -----------
                                                               45,656       593,101   346,871     4,540,443   427,280     6,871,221
  Shares repurchased ......................................  (173,894)   (2,194,791) (217,898)   (3,145,865) (294,086)   (4,846,533)
                                                             --------   -----------   -------   -----------   -------   -----------
  Net increase (decrease) .................................  (128,238)  $(1,601,690)  128,973   $ 1,394,578   133,194   $ 2,024,688
                                                             --------   -----------   -------   -----------   -------   -----------
  Increase (decrease) derived from capital shares
    transactions ..........................................  (126,110)  $(1,572,731)  227,393   $ 2,777,668   133,194   $ 2,024,688
                                                             ========   ===========   =======   ===========   =======   ===========

                                                                                Large Cap Value Fund
                                                                    -----------------------------------------------
                                                                                                For the period
                                                                     Six Months Ended              Year Ended
                                                                       June 30, 2002            December 31, 2001
                                                                    --------------------       --------------------
                                                                    Shares        Amount       Shares        Amount
                                                                    ------        ------       ------        ------
Class A
  Shares sold ................................................      53,917   $   955,284      229,029   $ 4,102,256
  Shares Issued in connection with the reinvestment of:
    Dividends from net investment income .....................          67         1,136          419         7,682
    Distributions from net realized gain .....................          --            --           --            --
                                                                ----------   -----------   ----------   -----------
                                                                    53,984       956,420      229,448     4,109,938
  Shares repurchased .........................................     (73,145)   (1,287,948)    (117,929)   (2,096,523)
                                                                ----------   -----------   ----------   -----------
  Net increase (decrease) ....................................     (19,161)  $  (331,528)     111,519   $ 2,013,415
                                                                ----------   -----------   ----------   -----------
Class B
  Shares sold ................................................      90,252   $ 1,567,398      226,765   $ 4,033,396
  Shares Issued in connection with the reinvestment of:
    Dividends from net investment income .....................          60         1,009          357         6,518
                                                                ----------   -----------   ----------   -----------
                                                                    90,312     1,568,407      227,122     4,039,914
  Shares repurchased .........................................     (74,686)   (1,296,523)     (90,859)   (1,606,712)
                                                                ----------   -----------   ----------   -----------
  Net increase (decrease) ....................................      15,626   $   271,884      136,263   $ 2,433,202
                                                                ----------   -----------   ----------   -----------
Class C
  Shares sold ................................................      10,518   $   184,521       20,994   $   374,861
  Shares Issued in connection with the reinvestment of:
    Dividends from net investment income .....................          (5)           76           33           604
                                                                ----------   -----------   ----------   -----------
                                                                    10,523       184,597       21,027       375,465
  Shares repurchased .........................................      (2,487)      (43,225)     (19,973)     (355,961)
                                                                ----------   -----------   ----------   -----------
  Net increase (decrease) ....................................       8,036   $   141,372        1,054   $    19,504
                                                                ----------   -----------   ----------   -----------
Class Y
  Shares sold ................................................          --   $        --           --   $        --
  Shares Issued in connection with the reinvestment of:
    Dividends from net investment income .....................          --            --           --            --
    Distributions from net realized gain .....................          --            --           --            --
                                                                ----------   -----------   ----------   -----------
  Shares repurchased .........................................          --            --           --            --
                                                                ----------   -----------   ----------   -----------
  Net increase (decrease) ....................................          --   $        --           --   $        --
                                                                ----------   -----------   ----------   -----------
  Increase (decrease) derived from capital shares transactions       4,501   $    81,728      248,836   $ 4,466,121
                                                                ==========   ===========   ==========   ===========

                                                                                   Mid Cap Growth Fund
                                                                   -------------------------------------------------
                                                                     Six Months Ended      March 15, 2001(c) through
                                                                      June 30, 2002            December 31, 2001
                                                                   ---------------------   -------------------------
                                                                   Shares        Amount       Shares         Amount
                                                                   ------        ------       ------         ------
Class A
  Shares sold ................................................     111,924   $   832,413      734,413   $  7,105,770
  Shares Issued in connection with the reinvestment of:
    Dividends from net investment income .....................          --            --           --             --
    Distributions from net realized gain .....................          --            --           --             --
                                                                  --------   -----------    ---------   ------------
                                                                   111,924       832,413      734,413      7,105,770
  Shares repurchased .........................................    (190,038)   (1,367,365)     (96,998)      (788,870)
                                                                  --------   -----------    ---------   ------------
  Net increase (decrease) ....................................     (78,114)  $  (534,952)     637,415   $  6,316,900
                                                                  --------   -----------    ---------   ------------
Class B
  Shares sold ................................................     143,795   $ 1,061,712      562,268   $  5,284,486
  Shares Issued in connection with the reinvestment of:
    Dividends from net investment income .....................          --            --           --             --
                                                                  --------   -----------    ---------   ------------
                                                                   143,795     1,061,712      562,268      5,284,486
  Shares repurchased .........................................     (73,306)     (522,081)     (41,327)      (326,828)
                                                                  --------   -----------    ---------   ------------
  Net increase (decrease) ....................................      70,489   $   539,631      520,941   $  4,957,658
                                                                  --------   -----------    ---------   ------------
Class C
  Shares sold ................................................      36,993   $   275,955      122,780   $  1,166,382
  Shares Issued in connection with the reinvestment of:
    Dividends from net investment income .....................          --            --           --             --
                                                                  --------   -----------    ---------   ------------
                                                                    36,993       275,955      122,780      1,166,382
  Shares repurchased .........................................     (13,466)      (91,816)      (7,720)       (64,461)
                                                                  --------   -----------    ---------   ------------
  Net increase (decrease) ....................................      23,527   $   184,139      115,060   $  1,101,921
                                                                  --------   -----------    ---------   ------------
Class Y
  Shares sold ................................................          --   $        --           --   $         --
  Shares Issued in connection with the reinvestment of:
    Dividends from net investment income .....................          --            --           --             --
    Distributions from net realized gain .....................          --            --           --             --
                                                                  --------   -----------    ---------   ------------
  Shares repurchased .........................................          --            --           --             --
                                                                  --------   -----------    ---------   ------------
  Net increase (decrease) ....................................          --   $        --           --   $         --
                                                                  --------   -----------    ---------   ------------
  Increase (decrease) derived from capital shares transactions      15,902   $   188,818    1,273,416   $ 12,376,479
                                                                  ========   ===========    =========   ============

(a) Financial information for Jurika & Voyles Value+Growth Fund which was reorganized into CDC Nvest Jurika & Voyles Relative Value Fund on November 30, 2001.

(b) For the period November 30, 2001, (commencement of operations) through December 31, 2001 for Class A, Class B and Class C.

(c)   Commencement of operations.


                                                                         74 & 75

For the Six Months Ended June 30, 2002 (unaudited)

                                                                                        Select Fund
                                                                    ----------------------------------------------------
                                                                                                   For the Period
                                                                     Six Months Ended             March 15, 2001(a)
                                                                       June 30, 2001           through December 31, 2001
                                                                    --------------------       -------------------------
                                                                    Shares        Amount         Shares         Amount
                                                                    ------        ------         ------         ------
Class A
  Shares sold ................................................    3,688,150   $  39,757,142     4,617,531   $  49,019,114
  Shares issued - merger .....................................           --              --            --              --
                                                                 ----------   -------------    ----------   -------------
                                                                  3,688,150      39,757,142     4,617,531      49,019,114
  Shares repurchased .........................................     (845,209)     (9,058,183)     (420,857)     (4,377,186)
                                                                 ----------   -------------    ----------   -------------
  Net increase(decrease) .....................................    2,842,941   $  30,698,959     4,196,674   $  44,641,928
                                                                 ----------   -------------    ----------   -------------
Class B
  Shares sold ................................................    4,195,343   $  45,011,301     6,104,522   $  64,412,960
  Shares issued - merger .....................................           --              --            --              --
                                                                 ----------   -------------    ----------   -------------
                                                                  4,195,343      45,011,301     6,104,522      64,412,960
  Shares repurchased .........................................     (589,434)     (6,232,485)     (352,429)     (3,649,748)
                                                                 ----------   -------------    ----------   -------------
  Net increase (decrease) ....................................    3,605,909   $  38,778,816     5,752,093   $  60,763,212
                                                                 ----------   -------------    ----------   -------------
Class C
  Shares sold ................................................    5,562,838   $  59,665,553     3,251,976   $  34,508,557
  Shares issued - merger .....................................           --              --            --              --
                                                                 ----------   -------------    ----------   -------------
                                                                  5,562,838      59,665,553     3,251,976      34,508,557
  Shares repurchased .........................................     (328,796)     (3,486,701)      (94,246)       (979,567)
                                                                 ----------   -------------    ----------   -------------
  Net increase (decrease) ....................................    5,234,042   $  56,178,852     3,157,730   $  33,528,990
                                                                 ----------   -------------    ----------   -------------
Class Y
  Shares sold ................................................           --   $          --            --   $          --
  Shares Issued in connection with the reinvestment of:
    Dividends from net investment income .....................           --              --            --              --
    Distributions from net realized gain .....................           --              --            --              --
                                                                 ----------   -------------    ----------   -------------
  Shares repurchased .........................................           --              --            --              --
                                                                 ----------   -------------    ----------   -------------
  Net increase (decrease) ....................................           --   $          --            --   $          --
                                                                 ----------   -------------    ----------   -------------
  Increase (decrease) derived from capital shares transactions   11,682,892   $ 125,656,627    13,106,497   $ 138,934,130
                                                                 ==========   =============    ==========   =============

                                                                  Jurika & Voyles Small Cap Growth Fund
                                              -----------------------------------------------------------------------------
                                                                           For the period
                                                Six Months Ended         July 1, 2001 through              Year Ended
                                                 June 30, 2002          December 31, 2001(b)(c)         June 30, 2001 (c)
                                              --------------------      -----------------------         -----------------
                                              Shares        Amount       Shares         Amount        Shares         Amount
                                              ------        ------       ------         ------        ------         ------
Class A
  Shares sold ............................    23,022   $   264,481        3,024   $     38,922            --   $         --
  Shares issued - merger .................        --            --      540,019      6,784,591            --             --
                                            --------    ----------     --------    -----------      --------    -----------
                                              23,022       264,481      543,043      6,823,513            --             --
  Shares repurchased .....................   (85,147)     (969,100)     (13,944)      (179,854)           --             --
                                            --------    ----------     --------    -----------      --------    -----------
  Net increase(decrease) .................   (62,125)  $  (704,619)     529,099   $  6,643,659            --   $         --
                                            --------    ----------     --------    -----------      --------    -----------
Class B
  Shares sold ............................    21,684   $   253,113        5,729   $     74,183            --   $         --
  Shares issued - merger .................        --            --      570,477      7,166,841            --             --
                                            --------    ----------     --------    -----------      --------    -----------
                                              21,684       253,113      576,206      7,241,024            --             --
  Shares repurchased .....................   (87,191)     (966,782)     (10,965)      (142,096)           --             --
                                            --------    ----------     --------    -----------      --------    -----------
  Net increase (decrease) ................   (65,507)  $  (713,669)     565,241   $  7,098,928            --   $         --
                                            --------    ----------     --------   ------------      --------    -----------
Class C
  Shares sold ............................     2,234   $    27,321           67   $        856            --   $         --
  Shares issued - merger .................        --            --       55,875        701,995            --             --
                                            --------    ----------     --------   ------------      --------    -----------
                                               2,234        27,321       55,942        702,851            --             --
  Shares repurchased .....................    (7,102)      (82,330)        (540)        (6,967)           --             --
                                            --------    ----------     --------   ------------      --------    -----------
  Net increase (decrease) ................    (4,868)  $   (55,009)      55,402   $    695,884            --   $         --
                                            --------    ----------     --------   ------------      --------    -----------
Class Y
  Shares sold ............................    25,979   $   304,602      232,714   $  3,491,365       568,696   $  9,592,292
  Shares Issued in connection with the
    reinvestment of:
    Dividends from net investment income .     1,026        12,190           --             --            --             --
    Distributions from net realized gain .        --            --           --             --       367,044      5,667,152
                                            --------    ----------     --------   ------------      --------    -----------
                                              27,005       316,792      232,714      3,491,365       935,740     15,259,444
  Shares repurchased .....................  (214,007)   (2,367,189)    (947,565)   (12,569,449)     (847,206)   (14,813,799)
                                            --------    ----------     --------   ------------      --------    -----------
  Net increase (decrease) ................  (187,002)  $(2,050,397)    (714,851)  $ (9,078,084)       88,534   $    445,645
                                            --------    ----------     --------   ------------      --------    -----------
  Increase (decrease) derived from capital
    shares transactions ..................  (319,502)  $(3,523,694)     434,891   $  5,360,387        88,534   $    445,645
                                            ========   ===========     ========   ============      ========   ============

(a)   Commencement of operations

(b) For the period November 30, 2001, (commencement of operations) through December 31, 2001 for Class A, Class B and Class C.

(c) Financial information for Jurika & Voyles Small-Cap Fund which was reorganized into CDC Nvest Jurika & Voyles Small Cap Growth Fund on November 30, 2001.


                                                                         76 & 77

For the Six Months Ended June 30, 2002 (unaudited)

                                                                               International Equity Fund
                                                                   -------------------------------------------------
                                                                     Six Months Ended                Year Ended
                                                                      June 30, 2002               December 31, 2001
                                                                   ---------------------        ---------------------
                                                                   Shares         Amount        Shares         Amount
                                                                   ------         ------        ------         ------
Class A
  Shares sold ................................................    1,053,509   $ 13,106,492     2,564,768   $ 35,852,024
  Shares issued - merger .....................................           --             --            --             --
                                                                -----------   ------------   -----------   ------------
                                                                  1,053,509     13,106,492     2,564,768     35,852,024
  Shares repurchased .........................................   (1,255,950)   (15,640,703)   (3,207,465)   (44,877,051)
                                                                -----------   ------------   -----------   ------------
  Net increase(decrease) .....................................     (202,441)  $ (2,534,211)     (642,697)  $ (9,025,027)
                                                                -----------   ------------   -----------   ------------
Class B
  Shares sold ................................................       46,614   $    548,327       138,289   $  1,869,978
  Shares issued - merger .....................................           --             --            --             --
                                                                -----------   ------------   -----------   ------------
                                                                     46,614        548,327       138,289      1,869,978
  Shares repurchased .........................................     (328,283)    (3,876,299)     (507,291)    (6,696,617)
                                                                -----------   ------------   -----------   ------------
  Net increase (decrease) ....................................     (281,669)  $ (3,327,972)     (369,002)  $ (4,826,639)
                                                                -----------   ------------   -----------   ------------
Class C
  Shares sold ................................................       21,315   $    238,285       322,285   $  4,973,553
  Shares issued - merger .....................................           --             --            --             --
                                                                -----------   ------------   -----------   ------------
                                                                     21,315        238,285       322,285      4,973,553
  Shares repurchased .........................................      (58,434)      (688,668)     (495,496)    (7,406,722)
                                                                -----------   ------------   -----------   ------------
  Net increase (decrease) ....................................      (37,119)  $   (450,383)     (173,211)  $ (2,433,169)
                                                                -----------   ------------   -----------   ------------
Class Y
  Shares sold ................................................       18,164   $    231,399        92,618   $  1,334,169
  Shares Issued in connection with the reinvestment of:
    Dividends from net investment income .....................           --             --            --             --
    Distributions from net realized gain .....................           --             --            --             --
                                                                -----------   ------------   -----------   ------------
                                                                     18,164        231,399        92,618      1,334,169
  Shares repurchased .........................................     (251,142)    (3,229,032)     (241,290)    (3,607,746)
                                                                -----------   ------------   -----------   ------------
  Net increase (decrease) ....................................     (232,978)  $ (2,997,633)     (148,672)  $ (2,273,577)
                                                                -----------   ------------   -----------   ------------
  Increase (decrease) derived from capital shares transactions     (754,207)  $ (9,310,199)   (1,333,582)  $(18,558,412)
                                                                ===========   ============    ==========   ============

                         NOTES TO FINANCIAL STATEMENTS

For the Six Months Ended June 30, 2002 (unaudited)

6. Line of Credit. The Funds that comprise the CDC Nvest Funds Trusts participate in a $50,000,000 committed line of credit provided by Investors Bank & Trust Company. Advances under the Agreement are taken primarily for temporary or emergency purposes. Borrowings under the Agreement bear interest at a rate tied to one of several short-term rates that may be selected by the lender from time to time. In addition, the Funds are charged a facility fee equal to 0.10% per annum on the unused portion of the line of credit. The annual cost of maintaining the line of credit and the facility fee is apportioned pro rata among the participating Funds. There were no borrowings as of or during the six months ended June 30, 2002.

7. Security Lending. Each Fund except Targeted Equity Fund and Growth and Income Fund have entered into an agreement with Investors Bank & Trust Company, as agent of the Funds, to lend securities to certain designated borrowers. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. The Funds receive fees for lending their securities. The market value of securities on loan to borrowers and the value of collateral held by the Funds with respect to such loans at June 30, 2002, is as follows:

                                      Market Value of     Value of Collateral
Fund                                 Securities on Loan        Received
----                                 ------------------        --------
Large Cap Growth Fund                   $ 4,065,173          $ 4,190,200
Capital Growth Fund                       7,171,918            7,435,100
Balanced Fund                            14,463,893           14,908,414
Relative Value Fund                       2,119,320            2,210,352
Large Cap Value Fund                        568,765              588,000
Mid Cap Growth Fund                       2,134,706            2,216,050
Select Fund                              14,283,228           14,686,699
Small Cap Growth Fund                     4,929,519            5,270,506
International Equity                      5,410,900            5,733,421

8. Expense Reductions and Contingent Expense Obligations. Each Fund has entered into agreements with certain brokers whereby the brokers will rebate a portion of brokerage commissions. Amounts earned by the Funds under such agreements are presented as a reduction of expenses in the statements of operations. For the six months ended June 30, 2002, expenses were reduced under these agreements as follows:

Fund                                                               Reductions
----                                                               ----------
Large Cap Growth Fund                                              $    451
Capital Growth Fund                                                  19,155
Targeted Equity Fund                                                330,834
Growth and Income Fund                                               61,059

Fund                                                               Reductions
----                                                               ----------
Balanced Fund                                                      $ 16,824
Large Cap Value Fund                                                    200
Mid Cap Growth Fund                                                   1,767
Select Fund                                                          14,763

CDC IXIS Advisers has given binding undertakings to certain Funds to defer its management fees and, if necessary, bear certain expenses associated with these Funds to limit their operating expenses. These undertakings are in effect until the dates indicated below and will be reevaluated on an annual basis.

If in the following fiscal year the actual operating expenses of a Fund that previously received a deferral or reimbursement are less than the expense limit for that Fund, the Fund is required to pay an amount of additional expense that is the lower of the difference between the expense limit and the actual amount of fees previously waived or expenses reimbursed.

At June 30, 2002, the expense limits as a percentage of average daily net assets and amounts subject to possible reimbursement under the expense limitation agreements were as follows:

                                                                      Expense Limit as a Percentage
                                                                       of Average Daily Net Assets
                                                -------------------------------------------------------------------------
                                                Class A                  Class B           Class C                Class Y
                                                -------                  -------           -------                -------
Large Cap Growth Fund                            1.40%                    2.15%             2.15%                  1.15%
Balanced Fund                                      --                       --                --                   0.95%
Relative Value Fund                              1.50%                    2.25%             2.25%                  1.25%
Large Cap Value Fund                             1.50%                    2.25%             2.25%                    --
Mid Cap Growth Fund                              1.70%                    2.45%             2.45%                    --
Select Fund                                      1.70%                    2.45%             2.45%                    --
Small Cap Growth Fund                            1.75%                    2.50%             2.50%                  1.50%

                                                         Expenses Subject
Expiration                                                 to Possible
of Waiver                                                 Reimbursement
---------                                                 -------------
April 30, 2003                                              $358,911
December 31, 2003                                             33,579
December 31, 2004                                            208,429
April 30, 2003                                               233,817
April 30, 2003                                               394,640
April 30, 2003                                               237,206
December 31, 2004                                            170,296

9. Concentration of Risk. Select Fund is a non-diversified Fund. Compared with diversified mutual funds, the Fund may invest a greater percentage of its assets in a particular company. Therefore, the Fund's returns could be significantly affected by the performance of any one of the small number of stocks in its portfolio.

International Equity Fund had the following geographic concentrations in excess of 10% of its total net assets at June 30, 2002: Japan 14.2% and United Kingdom 22.8%. The Fund pursues its objectives by investing in foreign securities. There are certain risks involved in investing in foreign securities which are in addition to the usual risks inherent in domestic investments. These risks include those resulting from future adverse political or economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions.

For the Six Months Ended June 30, 2002 (unaudited)

10. Acquisition of Assets. After the close of business on November 16, 2001, Kobrick Growth Fund was reorganized into the Large Cap Growth Fund, a newly established series of CDC Nvest Funds Trust I pursuant to a plan of reorganization approved by its shareholders on November 9, 2001. The financial statements of Large Cap Growth Fund reflect the historical financial results of the Kobrick Growth Fund. Additionally, the fiscal year end was changed from September 30th to December 31st.

After the close of business on November 30, 2001, Balanced Fund acquired all the assets and liabilities of Jurika & Voyles Balanced Fund pursuant to a plan of reorganization approved by its shareholders on November 16, 2001. The acquisition was accomplished by a tax-free exchange of 3,661,941 Class Y shares of the Fund for 2,845,082 shares of Jurika & Voyles Balanced Fund. Jurika & Voyles Balanced Fund net assets at that date ($34,040,542), including $283,939 of net unrealized appreciation, were combined with those of the Fund. The aggregate net assets of Balanced Fund immediately before the acquisition were $124,261,568. The combined net assets of the Fund immediately following the acquisition were $158,302,110.

After the close of business on November 30, 2001, Jurika & Voyles Value+Growth Fund was reorganized into the Relative Value Fund, a newly established series of CDC Nvest Funds Trust I, pursuant to a plan of reorganization approved by its shareholders on November 16, 2001. The financial statements of Relative Value Fund reflect the historical financial results of the Jurika & Voyles Value+Growth Fund. Additionally, the fiscal year end was changed from June 30th to December 31st.

After the close of business on November 30, 2001, Small Cap Growth Fund (the "Fund") acquired the assets and liabilities of the Jurika & Voyles Small-Cap Fund ("J & V") in a tax-free reorganization in exchange for shares of the Fund pursuant to a plan of reorganization approved by the J & V shareholders on November 16, 2001. For financial reporting purposes, the financial results of J & V will survive. Accordingly, the financial statements presented for the Fund reflect the historical results of J & V. Additionally, the fiscal year end of J & V was changed from June 30th to December 31st.

The number and value of shares issued by the Fund were in amounts equal to the number and value of shares held by J & V shareholders as of the reorganization date. The number and value of shares issued in connection with the reorganization are presented in Footnote 5 - Capital Shares. The Fund's net assets at that date ($14,653,427) including $1,650,081 in unrealized depreciation were combined with those of J & V. The aggregate net assets of J & V immediately before the acquisition were $18,476,221. The combined net assets immediately after the acquisition were $33,129,648.

                             REGULAR INVESTING PAYS

                                           Five Good Reasons to Invest Regularly
--------------------------------------------------------------------------------

1. It's an easy way to build assets.

2. It's convenient and effortless.

3. It requires a low minimum to get started.

4. It can help you reach important long-term goals like financing retirement or college funding.

5. It can help you benefit from the ups and downs of the market.

With Investment Builder, CDC Nvest Funds' automatic investment program, you can invest as little as $100 a month in your CDC Nvest fund automatically -- without even writing a check. And, as you can see from the chart below, your monthly investments can really add up over time.

                                                  The Power of Monthly Investing

[THE FOLLOWING INFORMATION WAS REPRESENTED AS A BAR CHART IN THE PRINTED
MATERIAL]

5 Years         25 Years

$500            $479,183
$200            $191,673
$100             $95,837

Assumes an 8% fixed rate of return compounded monthly and does not allow for taxes. Results are not indicative of the past or future results of any CDC Nvest Funds. The value and return on CDC Nvest Funds fluctuate with changing market conditions.

This program cannot assure a profit nor protect against a loss in a declining market. It does, however, ensure that you buy more shares when the price is low and fewer shares when the price is high. Because this program involves continuous investment in securities regardless of fluctuating prices, investors should consider their financial ability to continue purchases during periods of high or low prices.

You can start an Investment Builder program with your current CDC Nvest Funds account. To add Investment Builder to your account today, call your financial representative or CDC Nvest Funds at 800-225-5478.

Please call CDC Nvest Funds for a prospectus, which contains more information, including charges and other ongoing expenses. Please read the prospectus carefully before you invest.

                             SAVING FOR RETIREMENT

                                        An Early Start Can Make a Big Difference
--------------------------------------------------------------------------------

With today's life spans, you may be retired for 20 years or more after you complete your working career. Living these retirement years the way you've dreamed of will require considerable financial resources. While it's never too late to start a retirement savings program, it's certainly never too early: The sooner you begin, the longer the time your money has to grow.

The chart below illustrates this point dramatically. One investor starts at age 30, saves for just 10 years, then leaves the investment to grow. The second investor starts 10 years later but saves much longer --for 25 years, in fact. Can you guess which investor accumulated the greater retirement nest egg? For the answer, look at the chart.

                          Two Hypothetical Investments

                                        Age      Total
                        Investor A      30      214,295
                        Investor B      40      157,909

Assumes an 8% fixed rate of return. This illustration does not reflect the effect of any taxes. Results are not indicative of the past or future results of any Nvest Fund. The value and returns on CDC Nvest funds will fluctuate with changing market conditions.

Investor A invested $20,000, less than half of Investor B's commitment -- and for less than half the time. Yet Investor A wound up with a much greater retirement nest egg. The reason? It's all thanks to an early start and the power of compounding.

CDC Nvest Funds has prepared a number of informative retirement planning guides. Call your financial representative or CDC Nvest Funds today at 800-225-5478, and ask for the guide that best fits your personal needs. We will include a prospectus, which contains more information, including charges and other ongoing expenses. Please read the prospectus carefully before you invest.

                                CDC NVEST FUNDS


                         CDC Nvest AEW Real Estate Fund
                            CDC Nvest Balanced Fund
                           CDC Nvest Bond Income Fund
                         CDC Nvest Capital Growth Fund
            CDC Nvest Cash Management Trust -- Money Market Series*
                      CDC Nvest Government Securities Fund
                        CDC Nvest Growth and Income Fund
                           CDC Nvest High Income Fund
                      CDC Nvest International Equity Fund
                 CDC Nvest Jurika & Voyles Relative Value Fund
                CDC Nvest Jurika & Voyles Small Cap Growth Fund
                        CDC Nvest Large Cap Growth Fund
                         CDC Nvest Large Cap Value Fund
                  CDC Nvest Limited Term U.S. Government Fund
                  CDC Nvest Massachusetts Tax Free Income Fund
                         CDC Nvest Mid Cap Growth Fund
                        CDC Nvest Municipal Income Fund
                             CDC Nvest Select Fund
                         CDC Nvest Short Term Bond Fund
                          CDC Nvest Star Advisers Fund
                           CDC Nvest Star Growth Fund
                         CDC Nvest Star Small Cap Fund
                           CDC Nvest Star Value Fund
                         CDC Nvest Star Worldwide Fund
                        CDC Nvest Strategic Income Fund
                         CDC Nvest Targeted Equity Fund
                    CDC Nvest Tax Exempt Money Market Trust*

*Investments in money market funds are not insured or guaranteed by the FDIC or any government agency.

                              INVESTMENT MANAGERS

                          AEW Management and Advisors
                           Capital Growth Management
                          Hansberger Global Investors
                        Harris Associates/Oakmark Funds
                                Jurika & Voyles
                            Loomis, Sayles & Company
                                Mercury Advisors
                                Miller Anderson
                          Montgomery Asset Management
                            RS Investment Management
                         Reich & Tang Asset Management
                   Vaughan, Nelson, Scarborough & McCullough
                            Westpeak Global Advisors

                For current fund performance, ask your financial
              representative, access the CDC Nvest Funds website at
                www.cdcnvestfunds.com, or call CDC Nvest Funds at
               800-225-5478 for the current edition of Fund Facts.

          This material is authorized for distribution to prospective investors when it is preceded or accompanied by the Fund's current prospectus, which contains information about sales charges, management and other items of interest. Investors are advised to read the prospectus carefully before
                                   investing.

             CDC IXIS Asset Management Distributors, L.P., and other
           firms selling shares of CDC Nvest Funds are members of the
          National Association of Securities Dealers, Inc. (NASD). As
            a service to investors, the NASD has asked that we inform
               you of the availability of a brochure on its Public
               Disclosure Program. The program provides access to
                  information about securities firms and their
           representatives. Investors may obtain a copy by contacting the NASD at 800-289-9999 or by visiting their website at
                                 www.NASDR.com.

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CDC IXIS Asset Management Distributors

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Boston, Massachusetts

     02266-8551
---------------------
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